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                                                                 Exhibit 10(xvi)


                          STRATEGIC ALLIANCE AGREEMENT

                           DATED AS OF JANUARY25, 2001

                                  BY AND AMONG

                      U.S. FILTER/WALLACE & TIERNAN, INC.,

                      SERVICE SYSTEMS INTERNATIONAL, LTD.,

                                       AND

                           UV SYSTEMS TECHNOLOGY, INC.




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                               TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
RECITALS..........................................................................................................1

AGREEMENT.........................................................................................................2

   1.    DEFINITIONS..............................................................................................2

   2.    COMMENCEMENT DATE AND TERM...............................................................................7

   3.    EXCLUSIVITY AND RIGHT OF FIRST OFFER....................................................................11

   4.    INTELLECTUAL PROPERTY...................................................................................13

   5.    OVERSIGHT...............................................................................................13

   6.    MANUFACTURE AND PURCHASE OF SYSTEMS.....................................................................14

   7.    SUPPORT SERVICES TO BE PROVIDED BY THE SSI COMPANIES....................................................17

   8.    SUPPORT SERVICES TO BE PROVIDED BY WT...................................................................17

   9.    PROVISIONS RELATING TO SSI COMMON STOCK.................................................................19

   10.   REPRESENTATIONS OF SSI..................................................................................20

   11.   REPRESENTATIONS OF WT...................................................................................22

   12.   INDEMNIFICATION.........................................................................................23

   13.   DISPUTE RESOLUTION......................................................................................25

   14.   AUDIT...................................................................................................26

   15.   MISCELLANEOUS...........................................................................................26


EXHIBITS

         A.       Form of Security Agreement
         B.       Form of License Agreement
         C.       Form of Stock Purchase Warrant
         D.       Form of Registration Rights Agreement
         E.       Form of Shareholder Offer Agreements (E-1 and E-2)

SCHEDULES

         10.      Disclosure Schedules:  SSI

                          STRATEGIC ALLIANCE AGREEMENT

         This Strategic Alliance Agreement (the "AGREEMENT") dated as of January 25, 2001 is entered into by and among U.S. Filter/Wallace & Tiernan, Inc., a Delaware corporation ("WT"), Service Systems International, Ltd., a Nevada corporation ("SSI"), and UV Systems Technology, Inc. a British Columbia corporation ("UVST").


                                    RECITALS

A. WT, in conjunction with United States Filter Corporation, a Delaware corporation ("USF"), of which WT is an indirect wholly-owned subsidiary, is a leader in the business of designing, engineering, manufacturing, supplying, installing, maintaining and operating proprietary and non-proprietary water and wastewater treatment systems that make use of a range of technologies for industrial and municipal applications. WT, in conjunction with USF, has established and maintains a worldwide sales network and distribution system in support of its business and possesses extensive knowledge regarding customer expectations and the relative performance characteristics and acceptability of such treatment systems in different applications.

B. SSI and UVST, offer treatment technology that makes use of a patented flow reaction chamber incorporating a unique lamp design enclosed in a quartz sleeve and a patented flow control weir to expose water and wastewater to ultraviolet radiation. SSI and its subsidiaries (being hereinafter collectively referred to as the "SSI Companies," although it is acknowledged that at the date of this Agreement, UVST is SSI's only subsidiary) are engaged in the business of manufacturing and installing Ultra Guard(R) systems that incorporate this technology in an "open channel" configuration ("OPEN SYSTEM") and are conducting pilot testing of a system in a "closed chamber" configuration ("CLOSED SYSTEM") (such Open Systems and Closed Systems being hereinafter collectively referred to as the "SYSTEMS").

C. WT wishes to market, offer and sell Systems, including aftermarket components and spare parts, on an exclusive basis throughout North America, Central America (including the Caribbean zone) and South America (the "TERRITORY"). WT also wishes to provide the SSI Companies with customer feedback regarding Systems with differing performance characteristics and other consultative services, if requested, to enhance the SSI Companies' manufacturing processes and ongoing research and development efforts.

D. SSI and UVST wish to have WT market, offer and sell Systems, including aftermarket components and spare parts, on an exclusive basis throughout the Territory. SSI and UVST also wish to support WT's marketing and sales efforts and to have the benefit of access to WT's sales network and distribution system and manufacturing.

E. In furtherance of WT's investment of marketing and sales resources and WT's other efforts in support of the strategic alliance contemplated by this Agreement and in order to induce WT to participate herein, SSI also wishes to grant WT an exclusive license throughout the Territory for its patents, trademarks and other intellectual property relating to Systems and to provide WT with an opportunity to share in SSI's future success by issuing to WT warrants to purchase shares of SSI's common stock, $.001 par value ("COMMON STOCK"), on the terms hereinafter set forth.

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         NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

                                    AGREEMENT

1.       DEFINITIONS

         The following terms as used in this Agreement shall have the meanings set forth below:

         1.1 "Adverse Consequences" shall mean all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, penalties, fines, costs, amounts paid in settlement, liabilities (including any liability, obligation or commitment, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), taxes, liens, losses, expenses and fees, including court costs and reasonable attorneys' fees and expenses.

         1.2 "Affiliate" shall mean, with respect to a Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person.

         1.3 "Agreement" shall have the meaning set forth in the Preamble above.

         1.4      "Change of Control" shall mean:

                  (a) SSI is merged or consolidated or amalgamated or reorganized into or with another corporation or other Person (an "Acquiror") and as a result of such merger, consolidation, amalgamation or reorganization less than 80% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other Person are owned in the aggregate by Persons who are stockholders of SSI, directly or indirectly, immediately prior to such merger, consolidation, amalgamation or reorganization, other than by the Acquiror or any corporation or other Person controlling, controlled by or under common control with the Acquiror;

                  (b) SSI sells all or substantially all of its business and/or assets to an Acquiror of which less than 80% of the outstanding voting securities or other capital interests are owned in the aggregate by Persons who are stockholders of SSI, directly or indirectly, immediately prior to such sale, other than by any corporation or other Person controlling, controlled by or under common control with the Acquiror;

                  (c) After the date of this Agreement, there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person or

                                       2

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                           group (as the terms "person" and "group" are used
                           in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder) other than a present stockholder or WT has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of SSI; or

                  (d) During any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of SSI cease for any reason to constitute a majority thereof unless the election, or the nomination for election by SSI's stockholders, of each new director of SSI was approved by a vote of at least two-thirds of such directors of SSI then still in office who were directors of SSI at the beginning of any such period.

         1.5 "Chem-Feed Group Companies" shall mean WT, Stranco, Inc., Chemfeed Limited, Wallace & Tiernan Canada, Inc., Wallace & Tiernan GmbH and Electrocatalytic Limited and their respective subsidiaries and successors (but only for so long as such corporations are owned beneficially by Vivendi Environnement, S.A., a corporation incorporated under the laws of the Republic of France, or any successor thereto or Affiliate thereof).

         1.6 "Closed System" shall have the meaning set forth in the Recitals above.

         1.7      "Commencement Date" shall have the meaning set forth in
                  Section 2.1 of this Agreement.

         1.8 "Commissioning and First Beneficial Use" shall mean the successful completion of all requisite start-up and performance tests as shall have been agreed upon by WT and its customer with respect to a System and the customer's first use of such System in production.

         1.9 "Common Stock" shall have the meaning set forth in the Recitals above.

         1.10 "Confidential Information" shall mean any written or other tangibly reduced information or oral information that is proprietary to a Party and is disclosed or made available by a Party to another Party during the negotiations or due diligence that preceded the execution of, or during the term of, this Agreement. Confidential Information shall include, without limitation, all trade secrets, know-how; processes, formulae, techniques, and methodologies; inventories; products or processes under development, product plans, strategies, and forecasts; all personal data regarding the Parties' employees or other individual agents and clients; any other confidential information of, about, or concerning the current or future business of the Parties; and other information clearly marked with a "confidential", "proprietary", or similar legend. Notwithstanding any other provision of this Agreement, Confidential Information shall not include any information which:

                  (a) was in the public domain at the time it was disclosed or made available to the Receiving Party by the Disclosing Party; or

                  (b) was known to the Receiving Party prior to the time it was disclosed or made available to the Receiving Party by the Disclosing Party, as shown by written evidence in the Receiving Party's possession at the time of disclosure; or

                  (c) becomes part of the public domain through no fault of the Receiving Party, its employees, agents, independent contractors or other representatives; or

                  (d) becomes available to the Receiving Party on a non-confidential basis subsequent to its disclosure to the Receiving Party by the Disclosing Party, but only if Receiving Party believes in good faith that the source of such information is not in violation of confidentiality, contractual, legal, fiduciary, or other obligations; or

                  (e) is explicitly approved for release by written authorization of the Disclosing Party.

         1.11     "Disclosing Party" shall have the meaning set forth in Section
                  15.2 below.

         1.12 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         1.13 "Fair Market Value" shall mean the average of the closing prices of a share of the Common Stock on the New York Stock Exchange Composite Tape or the NASDAQ National Market, whichever is applicable (as reported in the Wall Street Journal) on each of the 10 trading days immediately preceding the date of determination; or if the Common Stock is not traded on such exchange or national market system, the average of the closing prices for a share of the Common Stock on the NASDAQ Small Cap Market, or if not then traded on such market, the OTC Bulletin Board, on each of such 10 trading days; or if the Common Stock is not then traded on any such market, the fair market value per share as determined in good faith by the Board of Directors of SSI.

         1.14     "Initial Warrant" shall have the meaning set forth in Section
                  9.1 of this Agreement.

         1.15 "Insolvency" shall mean any of the following events or occurrences:

                  (a) A receiver, interim receiver, conservator, custodian, liquidator or trustee of a Person or of all or any of the property of

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                           a Person is appointed by court order; or an order
                           for relief is entered under the bankruptcy laws of any jurisdiction with respect to a Person; or any of the material property of a Person is sequestered by court order; or a petition is filed against a party under the bankruptcy, reorganization, arrangement, insolvency, readjustment or compromise of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within 90 days after such filing;

                  (b) A Person files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment or compromise of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

                  (c) A Person makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, interim receiver, conservator, custodian, liquidator or trustee of the Person, or of all or any part of its property.

         1.16 "Key Executives" shall mean Kenneth R. Fielding, John R. Gaetz and Peter Colak.

         1.17     "License Agreement" shall have the meaning set forth in
                  Section 4.1 of this Agreement.

         1.18     "Market Discount" shall have the meaning set forth in Section
                  6.4 of this Agreement.

         1.19 "Open System" shall have the meaning set forth in the Recitals above.

         1.20     "Party" shall mean WT, SSI or UVST.

         1.21 "Person" shall mean an individual, a partnership, a corporation, an association, a trust, a joint venture, or any other incorporated or unincorporated organization or entity.

         1.22     "Receiving Party" shall have the meaning set forth in Section
                  15.2 below.

         1.23 "Registration Rights Agreement" shall have the meaning set forth in Section 9.3 of this Agreement.

         1.24     "Representative(s)" shall have the meaning set forth in
                  Section 5.1 of this Agreement.

         1.25     "Restricted Information" shall have the meaning set forth in
                  Section 14 of this Agreement.

         1.26 "Royalty" shall have the meaning set forth in Section 5.1 of the License Agreement.

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         1.27     "SEC Reports" shall mean all periodic reports and statements filed by SSI with the Securities and Exchange Commission pursuant to Section 13 or 15 of the Exchange Act.

         1.28     "Secured Obligations" shall have the meaning set forth in
                  Section 2.7 of this Agreement.

         1.29 "Securities Act" shall mean the Securities Act of 1933, as amended.

         1.30 "Security Agreement" shall mean the Security Agreement attached as Exhibit A hereto.

         1.31     "Shareholder" shall mean each of Kenneth R. Fielding and John
                  R. Gaetz.

         1.32 "Shareholder Offer Agreement" shall have the meaning set forth in Section 9.5 of this Agreement.

         1.33 "Specified Event of Default" shall mean a default by the SSI Companies in the payment of any portion of the Secured Obligations when due.

         1.34     "SSI" shall have the meaning set forth in the Preamble above.

         1.35 "SSI Companies" shall have the meaning set forth in the Recitals above.

         1.36 "SSI List Price" shall mean, with respect to any System or component thereof offered by the SSI Companies, the sum of the list prices, as independently determined by the SSI Companies, FOB Vancouver, B.C. for the different types of standard designs, on a modular basis, comprising the particular System, without start-up or installation, and excluding all charges for engineering services and drawings supplied by the SSI Companies and all taxes, and fees and commissions payable to sales representatives or agents.

         1.37 "SSI Selling Price" shall mean, with respect to any System or component thereof sold by the SSI Companies, the SSI Companies' net sales price FOB Vancouver, B.C. for that System, without start-up or installation, and excluding all charges for engineering services and drawings by the SSI Companies and all taxes, and fees and commissions payable to sales representatives or agents.

         1.38     "Standard Discount" shall have the meaning set forth in
                  Section 6.4 of this Agreement.

         1.39     "Standard Terms" shall have the meaning set forth in Section
                  6.1 of this Agreement.

         1.40     "Subsequent Warrant" shall have the meaning set forth in
                  Section 9.2 of this Agreement.

                                       6

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         1.41     "Subsidiary" shall mean any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

         1.42 "Systems" shall have the meaning set forth in the Recitals above.

         1.43 "Term" shall have the meaning set forth in Section 2.1 of this Agreement.

         1.44 "Termination for Convenience" shall have the meaning set forth in Section 2.3 of this Agreement.

         1.45 "Territory" shall have the meaning set forth in the Recitals above.

         1.46     "USF" shall have the meaning set forth in the Recitals above.

         1.47     "UVST" shall have the meaning set forth in the Recitals above.

         1.48 "Warrants" shall have the meaning set forth in Section 9.2 of this Agreement.

         1.49     "WT" shall have the meaning set forth in the Preamble above.

         1.50 "WT Selling Price" shall mean, with respect to any System or component thereof sold by WT, WT's net sales price (exclusive of transportation or shipping charges) for that System, without start-up or installation, and excluding all charges for engineering services and drawings supplied by WT and all taxes, and fees and commissions payable to sales representatives or agents.

2.       COMMENCEMENT DATE AND TERM.

         2.1 This Agreement shall commence on January [___], 2001 or as soon thereafter after the conditions set forth in Section 2.2 of this Agreement have been satisfied (the "COMMENCEMENT DATE"), and shall continue for a period of 10 years from and after the Commencement Date, unless earlier terminated as provided below (the "TERM"); provided, that THE TERM SHALL AUTOMATICALLY RENEW THEREAFTER FROM YEAR TO YEAR (OR FOR SUCH OTHER LONGER OR SHORTER PERIODS AS THE PARTIES MAY MUTUALLY AGREE UPON), UNLESS ANY PARTY GIVES WRITTEN NOTICE OF TERMINATION TO THE OTHER PARTIES IN WRITING NOT LESS THAN SIX MONTHS PRIOR TO THE END OF THE TERM OR ANY RENEWAL TERM.

         2.2 The obligations of the Parties to perform under this Agreement shall be subject to the satisfaction on or before the Commencement Date of the following conditions, to the extent provided in this Section 2.2:

                  2.2.1    In the case of the obligations of WT:

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                           (a)      The representations and warranties set forth
                                    in Section 10 of this Agreement and in
                                    Section 12.1 of the License Agreement shall be true and correct in all material respects at and as of the Commencement Date;

                           (b) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would prevent consummation of any of the transactions contemplated by this Agreement;

                           (c) Such of the SSI Companies as are parties thereto shall have executed and delivered to WT the License Agreement and the Trust Agreement referred to therein, the Security Agreement, each of the Initial Warrants and the Registration Rights Agreement;

                           (d) Each of the Shareholders shall have executed and delivered to WT a Shareholder Offer Agreement; and

                           (e) All actions to be taken by the SSI Companies in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to WT.

                  2.2.2    In the case of the obligations of the SSI Companies:

                           (a) The representations and warranties set forth in Section 11 of this Agreement shall be true and correct in all material respects at and as of the Commencement Date;

                           (b) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would prevent consummation of any of the transactions contemplated by this Agreement;

                           (c) WT shall have executed and delivered to SSI the License Agreement and the Trust Agreement referred to therein and the Registration Rights Agreement;

                           (d) WT shall have executed and delivered to each of the Shareholders a Shareholder Offer Agreement; and

                           (e) All actions to be taken by WT in connection with consummation of the transactions contemplated hereby and all certificates, opinions,

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

                                    instruments and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to SSI.

         2.3 This Agreement may be terminated prior to the end of the Term as follows:

                  2.3.1    By mutual agreement of the Parties; or

                  2.3.2 By any Party for convenience (a "TERMINATION FOR CONVENIENCE") after the third anniversary of the Commencement Date, upon 120 days prior written notice and the payment of the amount set forth in Section 2.4.1(a) or 2.4.2 of this Agreement, as the case may be; or

                  2.3.3 By any Party (a) if annual sales targets for any year are not established by mutual agreement of the parties three (3) months before the beginning of that year, or (b) if annual sales targets for any year other than the first year are not met on or before the last day of that year. The annual sales targets for the first three years shall be as set forth in a side letter to be delivered concurrently with the execution of this Agreement. For the purpose of annual sales targets, the first year will commence on the Commencement Date, and succeeding years will be calendar years; or

                  2.3.4 By SSI or UVST, on one hand, or by WT, on the other hand, in the event of a default in performance of a covenant or obligation of WT or of SSI and UVST, respectively, under this Agreement (other than any failure to achieve sales targets as referred to in
                           Section 2.3.3 above, which shall be governed thereby), under the License Agreement or under the Registration Rights Agreement, which default remains uncured after 90 days written notice by the Party seeking to terminate this Agreement pursuant to this
                           Section 2.3.4, unless, within such 90 day period, the other Party takes action reasonably calculated to remedy the default, and thereafter continuously pursues such action until the default is remedied.; or

                  2.3.5 By any Party in the event of the termination of the License Agreement pursuant to the termination provisions thereof contained in Article X of the License Agreement; or

                  2.3.6    By SSI or UVST in the event of the Insolvency of WT;
                           or

                  2.3.7 By WT in the event of the Insolvency of any of the SSI Companies; or

                  2.3.8    By WT in the event of a Change of Control of SSI; or

                  2.3.9 By WT on or before the third anniversary of the Commencement Date in the event that any Key Executive has ceased for any reason to be employed in an executive capacity by SSI or UVST and his replacement is unacceptable to WT in its sole discretion; or

                  2.3.10 By WT after the third anniversary of the Commencement Date in the event that any two or more Key Executives have ceased for any reason to be employed in an executive capacity by SSI or UVST, and their responsibilities are not assumed within a reasonable period by individuals reasonably qualified to satisfy such responsibilities; or

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

                  2.3.11 By SSI or UVST if any entity within the Chem-Feed Group Companies ceases to be owned beneficially by Vivendi Environnement, S.A. or any successor thereto or otherwise ceases to be bound by this Agreement.

         2.4 The Parties acknowledge that in the event of a Termination for Convenience bySSI or UVST, on one hand, or by WT, on the other hand, the losses suffered by WT or by SSI and UVST, respectively, will be difficult to determine. The Parties therefore wish to provide for the payment of the following liquidated amounts in the event of a Termination for Convenience, which payments are not intended to and shall not be considered as a penalty:

                  2.4.1 In the event of a Termination for Convenience by SSI or UVST, the SSI Companies shall make all of the following payments in cash to WT:

                           (a) US $100,000, on or before the date of the Termination for Convenience set forth in the notice given pursuant to Section 2.3.2 of this Agreement;

                           (b) An amount equal to ten percent (10%) of the SSI Selling Price for each order for a System to be installed within the Territory and booked during the first year (or, if sooner, the effective date as of which WT establishes another exclusive alliance with a supplier of ultraviolet treatment systems) following the date of the Termination for Convenience, such amount to be paid within 10 business days after the SSI Companies receive each payment in respect of such an order, regardless of when payment is received (in other words, by paying ten percent (10%) of each such payment received);

                           (c) An amount equal to five percent (5%) of the SSI Selling Price for each order for a System to be installed within the Territory and booked during the second year (or, if sooner, the effective date as of which WT establishes another exclusive alliance with a supplier of ultraviolet treatment systems) following the date of the Termination for Convenience, such amount to be paid within 10 business days after the SSI Companies receive each payment in respect of such an order, regardless of when payment is received (in other words, by paying five percent (5%) of each such payment received);

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

                                    provided, however, that the SSI Companies shall not be liable to WT for the amount specified in this Section 2.4.1(b) or (c) to the extent that the sale of a booked System is never completed or, if completed, that SSI or UVST reflects the account receivable arising from such sale in its books and records as uncollectible.

                  2.4.2 In the event of a Termination for Convenience by WT, WT shall pay SSI (for the benefit of the SSI Companies) in cash US$100,000, on or before the date of the Termination for Convenience set forth in the notice given pursuant to Section 2.3.2 of this Agreement.

         2.5 In the event (a) SSI or UVST (or a receiver, interim receiver, conservator, custodian, liquidator or trustee of such Party), terminates, rejects, disclaims or repudiates the License Agreement by reason or as a consequence of or in connection with the Insolvency of either SSI or UVST and (b) by reason or as a consequence of or in connection with such termination, rejection, disclaimer or repudiation, the other of SSI or UVST is unable to satisfy the obligations of both SSI and UVST hereunder and WT is unable to realize its intended benefits under the License Agreement, then the SSI Companies shall make the same payments as are provided for in Section 2.4.1 above, substituting the date of such termination, rejection, disclaimer or repudiation for the date of the Termination for Convenience referred to in Section 2.4.1;

         2.6 Each payment provided for in Section 2.4 of this Agreement in connection with a Termination for Convenience or in Section
                  2.5 of this Agreement shall be made by wire transfer of same day funds to such account as may be designated in writing by the Party to whom the payment is to be made. Notwithstanding anything herein to the contrary, in no event shall payments be required under both Section 2.4.1 and 2.5.

         2.7 In order to provide security for their obligation to pay the amount of US$100,000 provided for in and pursuant to Section 2.4.1(a) of this Agreement and the corresponding amount provided for in and pursuant to Section 2.5 of this Agreement ( the "Secured Obligations"), SSI and UVST shall grant WT a security interest in certain of their assets and properties, as more specifically described in the Security Agreement, and hereby agree to execute and deliver the Security Agreement to WT.

         2.8 Notwithstanding the earlier termination of this Agreement for any reason, the Parties shall continue to have and perform all of their respective obligations pursuant to this Agreement and the License Agreement with respect to and until each order booked by WT prior to termination has been finally accepted by the end user thereof. In addition, the provisions of Sections 2.4.1, 2.4.2, 2.5,12, 13, 14 and 15.2 of this Agreement shall survive its termination.

3.       EXCLUSIVITY AND RIGHT OF FIRST OFFER

         3.1 Subject to the terms and conditions contained in this Agreement, SSI and UVST (for themselves and on behalf of the SSI Companies) hereby appoint WT as the exclusive Person for marketing, sales and distribution of Systems, including aftermarket components and spare parts, for all municipal (excluding aquatics) and industrial water and wastewater treatment applications in the Territory. In furtherance of this appointment, during the Term, the following provisions shall be in effect:

                  3.1.1 Without the prior written consent of WT, SSI and UVST shall not, and shall cause the SSI Companies not to, directly or indirectly, whether as a partner, investor, contractor, consultant or otherwise, market, sell, manufacture, supply or distribute any Systems to be installed in the Territory (except for aquatics applications), except in accordance with the terms of this Agreement, and

                  3.1.2 Without the prior written consent of SSI , WT shall not, and shall cause the other Chem-Feed Group Companies not to, directly or indirectly, whether as a partner, investor, consultant or otherwise, market, sell, manufacture, supply or distribute any open channel or closed chamber ultraviolet treatment systems to be installed in the Territory, other than the Systems in accordance with this Agreement (except for aquatics applications);

                           provided, that the appointment set forth in this
                           Section 3.1 and the foregoing restrictions shall apply only to open channel ultraviolet treatment systems unless the SSI Companies offer commercial closed chamber systems for sale to WT not later than 12 months after the Commencement Date.

         3.2 The Parties acknowledge that this Agreement shall not prevent any Affiliates of WT (other than the Chem-Feed Group Companies) from engaging in marketing, sales, manufacture, supply or distribution of any and all types of open channel or closed chamber ultraviolet treatment systems anywhere in the world (including the Territory).

         3.3 The Parties acknowledge that they may from time to time mutually agree that WT may, on a non-exclusive basis, market, sell and distribute Systems, including aftermarket components and spare parts, for certain applications or in certain areas outside the Territory. In addition, during the Term, in the event that the SSI Companies propose to appoint or replace an exclusive sales representative or distributor for Systems in one or more areas outside the Territory, SSI shall, and shall cause the SSI Companies to, offer each such opportunity first to WT and such of its Affiliates as are reasonably acceptable to SSI (whether or not part of the Chem-Feed Group Companies) prior to offering the opportunity to any other Person. In each such event, SSI shall notify WT in writing, setting forth the terms and conditions upon which any of the SSI Companies proposes to appoint an exclusive sales representative or distributor for Systems. Not later than 30 days following WT's receipt of such notice, WT shall notify SSI of the terms and conditions upon which WT or any of its Affiliates wishes to enter into such a sales representative or distributorship agreement, or that neither WT nor any its Affiliates wishes to do so. In the former case, WT shall identify any Affiliate who wishes to enter into such agreement and provide such information regarding such Affiliate as SSI may reasonably require. SSI shall then reasonably determine whether any proposed
                  Affiliate is acceptable. WT and any Affiliate accepted by SSI and the SSI Companies shall negotiate in good faith with one another with respect to the terms and conditions of such an agreement for a period of up to 30 days following the receipt of WT's notice. In the event that the parties to the negotiation fail to enter into an agreement prior to the end of such 30 day period, the SSI Companies shall be free for a period of 180 days thereafter to offer the opportunity to any other Person on no less favorable terms than were offered to WT and its Affiliates, whereupon the opportunity shall once again be governed by the procedure set forth in this Section 3.3.

         3.4 The Parties shall confer from time to time for the purpose of considering whether to modify the scope of the appointment and the restrictions set forth in Section 3.1 to include aquatics applications of ultraviolet treatment systems.

4.       INTELLECTUAL PROPERTY

         4.1 To induce WT to enter into this Agreement, SSI and UVST agree to execute and deliver to WT, and to cause the other SSI Companies as required to execute and deliver to WT, in accordance with their respective interests therein, the License Agreement attached as EXHIBIT B hereto (the "LICENSE AGREEMENT") , pursuant to which the SSI Companies grant WT certain rights in their patents, trademarks, trade secrets, copyrights, software and know-how related to Systems, with the intention of affording WT the benefits of Section 365(n) of the United States Bankruptcy Code.

         4.2 The SSI Companies shall conduct their research and development efforts independently for the purpose of continuously designing and improving Systems. Notwithstanding the foregoing, SSI and UVST agree that during the first six months of the Term, the SSI Companies will not proceed beyond pilot testing of the closed chamber design within the Territory in order to focus on implementing the strategic alliance contemplated by this Agreement.

         4.3 Nothing in this Agreement, the License Agreement, or the Trust Agreement entered into pursuant to the License Agreement shall be deemed to effect or authorize a transfer of any ownership rights that the SSI Companies may have in any of the patents, trademarks or other intellectual property that are the subject of this Agreement or the License Agreement, except insofar as the Security Agreement may be deemed to authorize such a transfer under the conditions and subject to the limitations stated therein.

5.       OVERSIGHT

         5.1 Promptly after the Commencement Date, SSI and UVST, on the one hand, and WT, on the other hand, shall each designate one representative (each a "REPRESENTATIVE" and collectively, the "REPRESENTATIVES") who will be primarily responsible for conferring with the other in order to do the following:

                  5.1.1 To the extent not already established, review and mutually agree upon annual targets for sales lead generation, prospect development and bookings, defining the extent of participation and support services of the type specified in Sections 7 and 8 of this Agreement required from each Party;

                  5.1.2 Review monthly the status of all open sales prospects;

                  5.1.3 Monitor and report at least quarterly on the overall sales and marketing results of the strategic alliance contemplated by this Agreement;

                  5.1.4 Monitor the modification or termination of existing agreements that the Chem-Feed Group Companies or the SSI Companies may have with sales representatives and/or distributors, in order to effect the objectives of this Agreement in a lawful manner; and

                  5.1.5 Mutually agree upon such other matters as they may deem necessary and appropriate to accomplish the lawful objectives of the strategic alliance contemplated by this Agreement.

         5.2 The Representatives shall confer in whatever manner and as frequently as they deem desirable to discharge their responsibilities hereunder and shall promptly document their decisions in writing and notify the Parties thereof.

         5.3 Notwithstanding anything in this Agreement or the License Agreement to the contrary, the Parties acknowledge that the SSI Companies have entered into agreements with numerous sales representatives and agents which are not immediately terminable. SSI and UVST shall take such action as may be reasonable and lawful to terminate those agreements as soon as possible, but in no case later than 120 days after the Commencement Date. Subject to compliance with the preceding sentence, the existence of those agreements, and any rights of the sales representatives and agents thereunder, shall not constitute a breach or violation of this Agreement by the SSI Companies.

6.       MANUFACTURE AND PURCHASE OF SYSTEMS

         6.1 Subject to Section 8.2 of this Agreement, whenever WT requires a System, components, parts or spares (including, without limitation, lamps and replacement parts) for a System, WT shall issue a purchase order to the SSI Companies therefor, subject to WT's standard terms of purchase as of the date of this Agreement, a copy of which has been furnished to SSI by WT (the "Standard Terms") and which may be modified insofar as they apply to transactions pursuant to this Agreement from time to time only upon the mutual consent of the

                  Parties. Except as otherwise specifically provided in this Agreement, in the event of a conflict between this Agreement and the terms and conditions set forth in WT's purchase order issued to the SSI Companies pursuant to this
                  Section 6.1, the terms and conditions of this Agreement shall prevail, unless SSI specifically and expressly otherwise agree that the conflicting term or condition in WT's purchase order shall prevail. Subject to the Standard Terms and Sections 6.4 and 6.5, WT shall pay to the SSI Companies for each System, component, part or spare required by WT's purchase order (other than one manufactured and supplied by WT pursuant to Section 8.2) an amount equal to the SSI List Price, together with any sales, use, gross receipts or like tax which may arise in connection with any such sale. Subject to the License Agreement, WT also shall pay to the SSI Companies a royalty payment for each System, component, part or spare, whether manufactured or supplied by or through the SSI Companies or WT or any other Person.

         6.2 Unless otherwise agreed in writing, notwithstanding the Standard Terms, in the case of any purchase order for a System in an amount that is less than US$500,000, WT shall pay for the System in accordance with the following schedule of progress payments, it being understood that progress payments will be negotiated and mutually agreed between the Parties for all other purchase orders: 15% on customer approval and release of drawings for fabrication (terms: net 60); 20% on receipt by SSI Companies of components of major fabrications (structural and glass) (terms: net 45); 50% on shipment of the equipment comprising the System (terms: net 30); 10% on Commissioning and First Beneficial Use of the System (terms: net 30); and the balance on final acceptance of the System by the customer (terms: net 30); provided, however, that if the payment terms afforded to WT by its customer for a job are more advantageous than the foregoing, WT will afford the same payment terms to the SSI Companies for that job.

         6.3 SSI shall establish and at all times maintain SSI List Prices that are competitive with other commercially available ultraviolet treatment systems, taking into account differences between the System and other systems. WT shall have the right from time to time to request that SSI modify one or more SSI List Prices in light of such competition.

         6.4 SSI shall sell, and shall cause the other SSI Companies to sell, Systems, lamps and replacement parts to WT at a Standard Discount from the SSI List Price. The Standard Discount shall initially be in the amount set forth in that letter delivered contemporaneously with the execution of this Agreement and executed by the parties The Standard Discount applicable to Systems shall be subject to renegotiation at the instance of either Party after the first 15 months of the Term for the purpose of evaluating its appropriateness in light of the Parties' warranty claims experience with respect to Systems sold to WT pursuant to this Agreement. In addition, the SSI Companies shall consider requests from WT on particular jobs for a specified discount greater than the Standard Discount, in order to be competitive (a "Market Discount"). If during any period of three consecutive months, the SSI Companies have declined WT requests for a Market

                  Discount on more than 40% of the total number of jobs quoted by WT during such three month period, then commencing on the first day of the next month the SSI List Prices shall be reduced automatically by 5% with respect to any System, component or part included in a majority of the jobs for which a Market Discount was declined . As an example, if 10 jobs were quoted by WT during December, January and February, and if Market Discounts were requested on six of those jobs and granted once (or, in other words, denied five times out of 10 jobs in total), SSI List Prices would be reduced by 5% effective on the immediately following March 1.

         6.5 WT shall be free to determine the WT Selling Price for each System. In the event that the WT Selling Price for a System is greater or less than the SSI List Price for that System, WT and the SSI Companies shall share equally in any excess or shortfall, respectively. Such sharing shall be reflected in the price for the System to be paid by WT and shall be documented in the purchase order (or an amendment thereto) issued by WT in accordance with Section 6.1 of this Agreement.

         6.6 Except as provided above in Section 6.4 with respect to automatic reductions in SSI List Prices, without the prior written consent of WT, (a) no change in any SSI List Price shall be effective until 60 days after written notice thereof to WT, and (b) no SSI List Price may be adjusted more than one time in any period of 12 consecutive months during the Term.

         6.7 The SSI Companies shall provide a commercially reasonable supply warranty in a form to be agreed upon in writing by the Parties with respect to the performance of each System manufactured or supplied by the SSI Companies and sold to WT pursuant to this Agreement, and shall be solely responsible for claims arising thereunder.

         6.8 WT shall be solely responsible for providing customers with start-up assistance, ongoing service and components, parts and spares installation support services in respect of Systems purchased pursuant to this Agreement, and shall be entitled to retain all revenue from the provision of such assistance and services: revenues from Systems, components, parts or spares shall be distributed as otherwise provided in this Agreement. WT shall install, start up, and service the Systems, components, parts and spares in a manner consistent with any instructions provided by the SSI Companies. WT shall provide a commercially reasonable warranty to WT's customer with respect to the installation, start up, servicing and spares support to be provided by WT, and shall be solely responsible for claims arising thereunder to the extent such claims arise out of a breach of such warranty.

         6.9 Subject to the terms and conditions set forth in the License Agreement (and provided that WT has continuing rights to use the SSI Parties' trademarks), the Systems, components and parts that are sold by WT pursuant to this Agreement shall be co-branded as US Filter(R) Ultra Guard(R) products.

7.       SUPPORT SERVICES TO BE PROVIDED BY THE SSI COMPANIES

         7.1 As requested by WT, SSI shall, and shall cause the other SSI Companies to:

                  7.1.1 Participate in joint promotion activities with WT, including trade show presentations, and otherwise support sales and marketing efforts;

                  7.1.2 Provide initial and ongoing training (for application engineers, sales managers, sales representatives, and service technicians), technical support and technical assistance services, and product performance problem-solving assistance necessary to market, sell and start-up Systems, it being the intent of the foregoing that the SSI Companies provide training to permit WT in the future to conduct these activities independently of the SSI Companies;

                  7.1.3 Lead product design (including any required product adaptation) utilizing such third party consulting services as may be needed in the reasonable judgment of the SSI Companies;

                  7.1.4 Support standard project engineering and prepare standard manufacturing drawings, standard layout drawings and drawing standards;

                  7.1.5 Support standard application engineering to offer the lowest cost functional System meeting customer requirements;

                  7.1.6 Conduct factory witness tests and inspections and produce certification reports as may be necessary to fulfill job requirements; and

                  7.1.7 Otherwise support WT in preparing and submitting bid quotations for standard and special Systems.

         7.2 Except in the case of the Insolvency of the SSI Companies, or any of them, in the event that WT manufactures and supplies Systems pursuant to Section 8.2 of this Agreement, SSI shall, and shall cause the other SSI Companies to, also provide such manufacturing gear-up assistance services to WT as WT may reasonably request.

         7.3 The SSI Companies shall bear all of their own costs of providing the foregoing support services.

8.       SUPPORT SERVICES TO BE PROVIDED BY WT

         8.1      WT shall:

                  8.1.1 Conduct all sales and marketing activities with respect to both new equipment and in the aftermarket for Systems within the Territory, utilizing WT and USF sales network and distribution systems;

                  8.1.2 Participate in joint promotion activities with the SSI Companies, including trade show presentations, and otherwise support the marketing effort as needed;

                  8.1.3 Prepare and submit all bid quotations for Systems within the Territory in WT's name, determine whether to enter into contracts to furnish Systems, and negotiate and approve commercial terms applicable thereto;

                  8.1.4 Support project engineering as needed, including preparing training manuals;

                  8.1.5 Support application engineering as needed to provide the lowest cost functional System meeting customer requirements;

                  8.1.6 Provide customers with start up assistance, ongoing service and spares support; and

                  8.1.7 Provide feedback to the SSI Companies regarding feasibility and market acceptance of Systems to enhance the product development efforts of the SSI Companies.

         8.2 In addition to the foregoing, WT may (a) manufacture and supply Systems to its customers and shall not be required to purchase Systems from the SSI Companies (i) if and to the extent that SSI requests WT to do so in writing, or (ii) in the event that, and for so long as, the SSI Companies, directly or indirectly, are unable on a regular basis to manufacture and supply Systems sufficient to satisfy the minimum sales targets referred to in Section 2.3.3 on a timely basis (it being understood that for purposes of determining ability to manufacture and supply on a timely basis, that the longer of 12-14 weeks after release of approved drawings for fabrication and the commercially reasonable delivery requirement of the end user will be deemed to be a reasonable production schedule for shipment, and it being further understood that the Insolvency of any of the SSI Companies shall create a rebuttable presumption for purposes of this Agreement that the SSI Companies are unable on a regular basis to manufacture and supply Systems on a timely basis), and (b) supply customers with spares purchased by WT directly from the SSI Companies' suppliers in the event that and for so long as the SSI Companies, for reasons within their control, are unable on a regular basis to ship spares within one week of an order by WT therefor (and to implement this provision as necessary the SSI Companies shall advise WT of the names, locations and contact information for all such component suppliers). Notwithstanding the foregoing, any rights WT may have under clause (a)(ii) or (b) of the preceding sentence shall terminate when the SSI Companies, or either of them, has established or reestablished the ability to manufacture and supply Systems or to supply spares within the time periods specified above.

         8.3 WT shall provide a commercially reasonable supply warranty with respect to the performance of each System, component, part or spare manufactured or supplied by WT pursuant to Section 8.2,and shall be solely responsible for claims arising thereunder.

         8.4 WT shall bear all of its own costs of providing the foregoing support services.

9.       PROVISIONS RELATING TO SSI COMMON STOCK

         9.1 Concurrently with entering into this Agreement, SSI shall issue and deliver to WT warrants (each an "INITIAL WARRANT") to purchase an aggregate of 3,000,000 shares of Common Stock on the terms set forth in this Section 9.1 and in the form of Warrant attached as EXHIBIT C hereto. The date of issuance of each of the Initial Warrants shall be October 3, 2000, the date immediately prior to the date on which the Parties entered into a letter of intent with respect to the formation of the strategic alliance contemplated by this Agreement. The Initial Warrants shall entitle the holder to purchase, respectively, 1,000,000 shares at an exercise price equal to the lower of US $.97 per share or the Fair Market Value of the Common Stock determined as of the date ninety (90) days after the Commencement Date, 1,000,000 shares at an exercise price equal to US $1.00 per share, and 1,000,000 shares at an exercise price equal to US $2.00 per share.

         9.2 On each anniversary of the Commencement Date during the Term (and on the date of termination of this Agreement), SSI shall issue to WT an additional warrant (each a "SUBSEQUENT WARRANT") to purchase shares of Common Stock on the terms set forth in this Section 9.2 and in the form of Warrant attached as Exhibit C hereto (the Initial Warrants and Subsequent Warrants being hereinafter collectively referred to as the "WARRANTS"). The date of issuance of each Subsequent Warrant shall be the anniversary of the Commencement Date immediately preceding the determination that such Subsequent Warrant is required to be issued pursuant to this Section 9.2 (or, in the case of a termination of this Agreement, the date of issuance shall be the date of such termination). The exercise price per share reflected in each Subsequent Warrant shall be the Fair Market Value determined as of the date of its issuance. The exercise price of the Subsequent Warrants shall not be taken into account when determining any adjustment to the exercise price of the Initial Warrants.

                  9.2.1 The number of shares of Common Stock for which SSI shall issue a Subsequent Warrant on any anniversary of the Commencement Date pursuant to Section 9.2 of this Agreement shall be the sum of (a) 50,000 shares, provided that WT booked or otherwise significantly influenced at least US$1,000,000 of orders for Systems during the 12 month period ending immediately prior to such anniversary date, plus (b) 500 shares for each US$10,000 of orders for Systems (rounded to the nearest US$10,000) that WT booked or otherwise significantly influenced in excess of US$1,000,000 during such 12 month period. No Subsequent Warrant shall be issued by SSI on an anniversary date pursuant to Section 9.2 of this Agreement in the event that orders for Systems that WT booked or otherwise significantly influenced during the 12 month period ended

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

                           immediately prior to such anniversary date totalled less than US$1,000,000. In the case of a Subsequent Warrant issued as of the date of termination of this Agreement, the number of shares and dollar thresholds stated in this
                           Section 9.2.1 shall be reduced proportionately to reflect the actual number of calendar days in the period since the most recent anniversary of the Commencement Date, rounded to the nearest whole numbers.

         9.3 The cumulative number of shares for which Warrants may be granted pursuant to Sections 9.1 and 9.2 shall not exceed, in the aggregate, 20% of the number of issued and outstanding shares of Common Stock at the date of grant.

         9.4 SSI agrees to execute and deliver a Registration Rights Agreement in the form attached as EXHIBIT D hereto providing registration rights under the Securities Act with respect to the shares of Common Stock issuable upon exercise of the Warrants.

         9.5 To induce WT to enter into this Agreement, SSI shall cause each of the Shareholders to execute and deliver to WT a Shareholder Offer Agreement in the forms attached as EXHIBIT E-1 AND E-2 hereto, respectively (each a "SHAREHOLDER OFFER AGREEMENT"), providing WT with certain offer rights with respect to the shares of Common Stock owned from time to time by such Shareholder.

10.      REPRESENTATIONS OF SSI AND UVST

         SSI and UVST, jointly and severally, represent and warrant to WT that the statements contained in this Section 10 are correct and complete as of the date of this Agreement and will be correct and complete as of the Commencement Date, except to extent set forth in the Disclosure Schedules identified below.

         10.1 SSI and each Subsidiary of SSI is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. SCHEDULE 10.1 to this Agreement sets forth for SSI and each Subsidiary of SSI (a) its name and jurisdiction of incorporation, (b) the number of authorized shares of each class of its capital stock, (c) the number of issued and outstanding shares of each class of its capital stock, the name of each holder of five percent or more thereof, and the number of shares held by each such holder, (d) the number of shares of its capital stock held in treasury, and (e) its directors and officers.

         10.2 SSI and each Subsidiary of SSI is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. SSI and each Subsidiary of SSI has full power and authority and all material licenses, permits, and authorizations necessary to carry on the business in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it. SSI has delivered to WT correct and complete copies of the charter and bylaws of SSI and each Subsidiary of SSI (as amended to date). Neither SSI nor any Subsidiary of SSI is in default under or in violation of any provision of its charter or bylaws.

         10.3 All of the issued and outstanding shares of capital stock of each Subsidiary of SSI have been duly authorized and are validly issued, fully paid, and nonassessable. SSI holds of record and owns beneficially all of the outstanding shares of each Subsidiary of SSI, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state and Canadian federal and provincial securities laws), taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Except as expressly set forth in SCHEDULE 10.3 to this Agreement, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require SSI or any Subsidiary of SSI to sell, transfer, or otherwise dispose of any of its capital stock or that could require SSI or any Subsidiary of SSI to issue, sell, or otherwise cause to become outstanding any of its own capital stock (other than this Agreement). Neither SSI nor any Subsidiary of SSI controls directly or indirectly, or has any direct or indirect equity participation in, any corporation, partnership, trust or other business association which is not a Subsidiary of SSI.

         10.4 SSI and UVST have full power and authority to execute and deliver this Agreement, the Security Agreement, the License Agreement and the Registration Rights Agreement and to perform their obligations hereunder and thereunder. Without limiting the generality of the foregoing, the Board of Directors of SSI has duly authorized the execution, delivery and performance of this Agreement, the Security Agreement, the License Agreement and the Registration Rights Agreement by SSI. This Agreement and, when executed and delivered by the parties thereto, the Security Agreement, the License Agreement and the Registration Rights Agreement, constitute the valid and legally binding obligations of SSI and UVST, enforceable in accordance with their terms and conditions.

         10.5 Neither the execution and the delivery of this Agreement, the Security Agreement, the License Agreement or the Registration Rights Agreement nor the consummation of the transactions contemplated hereby and thereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which SSI or any Subsidiary of SSI is subject or any provision of the charter or bylaws of SSI or any Subsidiary of SSI, or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which SSI or any Subsidiary of SSI is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any security interest upon any of its assets). Neither SSI nor any Subsidiary of SSI needs to give any notice to, make any filing with or obtain any authorization, consent or approval of any government or governmental agency in order for the

                  Parties to consummate the transactions contemplated by this Agreement, the Security Agreement, the License Agreement and the Registration Rights Agreement, except for such filings after the date hereof as may be specifically contemplated by any of such agreements.

         10.6 The SEC Reports filed by SSI do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained therein not misleading. For the purpose of this
                  Section 10.6, the materiality of a fact shall be determined by reference to the business or operations of SSI and UVST taken as a whole.

11.      REPRESENTATIONS OF WT

         WT represents and warrants to SSI that the statements contained in this
Section 11 are correct and complete as of the date of this Agreement and will be correct and complete as of the Commencement Date.

         11.1 WT is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

         11.2 WT is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. WT has full power and authority and all licenses, permits and authorizations necessary to carry on the business in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it.

         11.3 WT has full power and authority to execute and deliver this Agreement, the Security Agreement, the License Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. Without limiting the generality of the foregoing, the Board of Directors of WT has duly authorized the execution, delivery and performance of this Agreement, the Security Agreement, the License Agreement and the Registration Rights Agreement by WT. This Agreement and, when executed and delivered by the parties thereto, the Security Agreement, the License Agreement and the Registration Rights Agreement, constitute the valid and legally binding obligation of WT, enforceable in accordance with their respective terms and conditions.

         11.4 Neither the execution and the delivery of this Agreement, the Security Agreement, the License Agreement or the Registration Rights Agreement, nor the consummation of the transactions contemplated hereby and thereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which WT is subject or any provision of its charter or bylaws, or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which WT is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any security interest upon any of its assets). WT does not need to give any notice to, make any filing with or obtain any authorization, consent or approval of any government or governmental agency in order for the Parties to consummate the transaction contemplated by this Agreement, the Security Agreement, the License Agreement and the Registration Rights Agreement.

         11.5 WT is acquiring the Warrants and the Shares of Common Stock issuable by SSI upon exercise of the Warrants for investment and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act.

12.      INDEMNIFICATION

         12.1 In addition to its indemnification obligations, if any, with respect to any System or component manufactured or supplied by the SSI Companies that may be set forth in its supply warranty, SSI and UVST, for themselves and on behalf of any other SSI Companies, agree to indemnify WT and the officers, directors, employees and Affiliates of WT from and against the entirety of any Adverse Consequences any of the foregoing may suffer resulting from, arising out of, relating to, in the nature of, or caused by (a) any breach or alleged breach of any of SSI's or UVST's representations, warranties or covenants contained in this Agreement, or (b) any negligent act or omission or willful misconduct by the SSI Companies in connection with the performance of this Agreement.

         12.2 In addition to its indemnification obligations, if any, with respect to any System or component manufactured or supplied by WT that may be set forth in its supply warranty, WT agrees to indemnify SSI and UVST and the officers, directors, employees and Affiliates of SSI and UVST from and against the entirety of any Adverse Consequences any of the foregoing may suffer resulting from, arising out of, relating to, in the nature of, or caused by (a) any breach or alleged breach of any of WT's representations, warranties or covenants contained in this Agreement, or (b) any negligent act or omission or willful misconduct by WT in connection with the performance of this Agreement.

         12.3     Matters Involving Third Parties

                  12.3.1 If any third party shall notify any Party (the "INDEMNIFIED PARTY") with respect to any matter (a "THIRD PARTY CLAIM") which may give rise to a claim for indemnification against any other Party (the "INDEMNIFYING PARTY") under this Section 12, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                  12.3.2 Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (a) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (b) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder,
                           (c) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (d) in the good faith judgment of the Indemnified Party, the Indemnifying Party's defense of the Third Party claim does not involve a material conflict of interest between the Indemnifying Party and the Indemnified Party, and also that settlement of, or an adverse judgment with respect to, the Third Party Claim is not likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (e) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                  12.3.3 So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with
                           Section 12.3.2 above, (a) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (b) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (c) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably). In the event any of the conditions in Section 12.3.2 above is or becomes unsatisfied, however, (a) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (b) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (c) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 12.

13.      DISPUTE RESOLUTION

         13.1 The procedures specified in this Section 13 shall be the sole and exclusive procedures for the resolution of disputes between the Parties arising out of or relating to this Agreement; provided, however, that a Party, without prejudice to these procedures, may seek a preliminary injunction or other provisional relief if, in its sole judgment, such action is deemed necessary to avoid irreparable damage or to preserve the status quo. During such action, the Parties will continue to participate in good faith in the procedures specified in this Section 13.

         13.2 The Parties will attempt in good faith to resolve any claim or controversy arising out of or relating to the execution, interpretation or performance of this Agreement (including the validity, scope and enforceability of the provisions contained in this Section 13) promptly by good faith negotiations between the General Manager of the Chem-Feed Group Companies, in the case of WT, and the Chief Executive Officer of SSI, or officials having like authority.

         13.3 In the event that any such claim or controversy has not been resolved after good faith negotiation pursuant to Section 13.2, the Parties agree to submit to non-binding mediation, each at its own expense, upon the request of the other Party prior to the commencement of arbitration pursuant to Section 13.4.

         13.4 In the event that any such claim or controversy has not been resolved after good faith negotiation pursuant to Section 13.2 or mediation pursuant to Section 13.3, the dispute shall upon written notice by either Party to the other, be finally settled by arbitration under the applicable rules of the American Arbitration Association (AAA), or other rules if agreed, and the provisions of the United States Federal Arbitration Act, as modified below:

                  13.4.1 The arbitration shall be heard by a single independent and impartial arbitrator, who shall be selected by two other arbitrators, one of whom shall be selected by WT and one of whom shall be selected by SSI, provided that all such arbitrators shall be selected from a list of neutral arbitrators supplied by the AAA.

                  13.4.2 The arbitration proceedings shall be conducted in Chicago, Illinois.

                  13.4.3 Any party may seek interim or provisional remedies under the Federal Rules of Civil Procedure and the United States Federal Arbitration Act as necessary to protect the rights or property of the party pending the decision of the arbitrators.

                  13.4.4 The parties shall allow and participate in limited discovery for the production of documents and taking of depositions. All discovery shall be completed within 60 days following the filing of the answer or other responsive pleading. Unresolved discovery disputes shall be brought to the attention of the arbitrator and may be disposed of by him.

                  13.4.5 Each party shall have up to 50 hours to present evidence and argument in a hearing before the arbitrator, provided that he may establish such longer terms for presentations as he deems appropriate.

                  13.4.6 The arbitration decision shall be rendered by the arbitrator within 15 business days after conclusion of the hearing of the matter, shall be in writing and shall specify the factual and legal basis for the decision. Judgment thereof may be entered in any court having jurisdiction thereof.

                  13.4.7 The arbitrator is empowered to order money damages in compensation for a party's actual damages, specific performance or other appropriate relief to cure a breach; provided, however, that the arbitrator will have no authority to award special, punitive or exemplary damages, or other money damages that are not measured by the prevailing party's actual damages.

         13.5 Each party shall continue to perform its obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement, unless to do so would be commercially impossible or impractical under the circumstances.

14.      AUDIT

         Either Party may audit the books and records of the other for the purpose of determining compliance with the terms of this Agreement during the Term and for a period of three years thereafter; provided that with respect to any audit by WT of the books and records of SSI or UVST, the parties acknowledge and agree that such audit may only occur in the event of and after a Termination of Convenience by SSI or UVST. The auditing Party may use independent outside auditors (who may participate fully in such audit). In the event that an audit is proposed with respect to information which the Party to be audited wishes not to disclose to the auditing Party ("Restricted Information"), then on the written demand of the Party to be audited the individuals conducting the audit with respect to the Restricted Information will be limited to the auditing Party's independent auditors. In such event, the Party to be audited shall pay the costs of the independent auditors concerning such audit, but only with respect to that portion of the audit relating to the Restricted Information. Such independent auditors shall enter into an agreement with the Parties hereto, on terms that are agreeable to both Parties hereto, under which such independent auditors shall agree to maintain the confidentiality of the information obtained during the course of such audit and establishing what information such auditors will be permitted to disclose in reporting the results of any audit of Restricted Information. Any such audit shall be conducted during regular business hours in a manner that does not interfere unreasonably with the operations of the Party to be audited. The audits conducted by any Party under the provisions of this Agreement shall not be conducted more than once in any 12 month period unless the next preceding Audit disclosed a failure to conform to the terms of the Agreement. Subject to the foregoing limitations, any such audit shall be conducted when requested by notice given not less than 30 days prior to the commencement of the audit.

15.      MISCELLANEOUS

         15.1 EXCLUSIVITY. SSI and UVST, for themselves and on behalf of the other SSI Companies, agree not to (a) solicit, initiate or encourage the submission of any proposal or offer from any Person relating to a business arrangement in the Territory similar to, or designed to accomplish similar objectives to, the strategic alliance contemplated by this Agreement, or (b) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. SSI and UVST shall, and shall cause the other SSI Companies to, notify WT immediately if it becomes aware that any Person has made any proposal, offer, inquiry or contact with respect to any of the foregoing.

         15.2 CONFIDENTIAL INFORMATION. Pursuant to this Agreement, the Parties may provide Confidential Information to each other. Unless otherwise previously authorized in writing by the Party having the proprietary interest in the Confidential Information (hereinafter called the "Disclosing Party"), the Party receiving the Confidential Information (hereinafter called the "Receiving Party") agrees to retain the Confidential Information in confidence, not to disclose the Confidential Information to any third party, except as provided below, and not to use the Confidential Information other than in accordance with this Agreement. With respect to the Disclosing Party's Confidential Information, the Receiving Party shall use the same degree or care that it uses to protect its own Confidential Information, but in no case less than a reasonable degree of care under the circumstances, to limit dissemination of the Confidential Information to such of its employees, agents, independent contractors or other representatives who have a need to know in furtherance of this Agreement, and who have been informed of, and have agreed to abide by the confidentiality obligations stated in this Section. The Receiving Party agrees to use commercially reasonable efforts to take such action as may be necessary to cause its employees, agents, independent contractors and other representatives to comply with the terms of this Agreement. Notwithstanding any other provision of this Agreement, the Receiving Party (a) shall not be restricted from disclosing Confidential Information of the Disclosing Party if legally required to do so, provided that the Receiving Party shall have given reasonably prompt notice to the Disclosing Party of any judicial, administrative or other legal process purporting to require disclosure and shall have reasonably cooperated with the Disclosing Party to attempt to afford the Disclosing Party an opportunity to participate (at the Disclosing Party's own expense) in such process for the purpose of preventing or limiting such disclosure, and (b) shall have the right to use Confidential Information of the Disclosing Party in the manner and to the extent necessary to perform the obligations of the Receiving Party under this Agreement. Upon termination of this Agreement, the Receiving Party agrees to return to the Disclosing Party or destroy all writings or other materials containing, referring to, or summarizing Confidential Information referred to in this Section.

         15.3 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. Neither SSI nor WT shall issue, nor permit any of its Affiliates to issue, any press release or make any public announcement relating to this Agreement without the prior written approval of the other Party; provided, that either SSI or WT may make any public disclosure it believes in good faith is required by applicable law (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

         15.4 NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns. If this Agreement purports to impose an obligation on the SSI Companies (other than SSI or UVST), SSI and UVST shall cause the appropriate SSI Company to perform such obligation upon the terms set forth in this Agreement.

         15.5 ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof. There is no representation, warranty, collateral agreement or condition, express or implied, which induced any Party to enter into this Agreement or on which reliance is placed by any Party or which affects this Agreement other than as expressed herein.

         15.6 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties; provided, that any Party may
                  (a) assign any or all of its rights and interests hereunder to one or more of its Affiliates (which, in the case of SSI or UVST, must be wholly owned directly or indirectly, by SSI), and (b) delegate to one or more of its Affiliates (which, in the case of SSI or UVST, must be wholly owned directly or indirectly by SSI) the performance of its obligations hereunder (in any or all of which cases the delegatee shall expressly assume such obligations by written instrument but the delegating Party nonetheless shall remain responsible for the performance of all of its obligations hereunder). The foregoing is not intended to and shall not prevent the SSI Companies, or any of them, from contracting or subcontracting with any Person, whether or not an Affiliate, for the manufacture or supply of any Systems, components or parts, but no such contract or subcontract shall have the effect of relieving the SSI Companies from any of their obligations under this Agreement.

         15.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         15.8 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.9 NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given upon first attempted delivery if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:


                  If to WT:                                   Copy to:
                  --------                                    -------

                  U.S. Filter/Wallace & Tiernan, Inc.         United States Filter Corporation
                  1901 West Garden Road                       181 Thorn Hill Road
                  Vineland, N.J.  08360                       Warrendale, PA 15086
                  Attn:  Executive Vice President             Attn: Associate General Counsel
                  Fax:  (856) 507-9347                        Fax: (724) 772-1420

                  If to SSI or UVST:                          Copy to:
                  -----------------                           -------

                  Service Systems International, Ltd.         Alison K. Schuler, Esq.
                  UV Systems Technology, Inc.                 Schuler, Messersmith, Daly &
                  2800 Ingleton Avenue                        Lansdowne
                  Burnaby, B.C.                               4300 San Mateo NE, Suite B380
                  Canada V5C 6G7                              Albuquerque, NM  87110
                  Attn:  President
                  Fax:  (604) 451-1072                        Fax: (505) 872-0900


                  Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         15.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the Parties agrees that any legal action commenced by either party to this Agreement shall be brought in either the United States District Court in and for the District of Delaware or the Chancery Court in and for New Castle County, Delaware and consents to the personal jurisdiction of such courts in any such action over the Parties. If, contrary to the provisions of this Section 15.9, any Party commences any legal action involving this Agreement or the transactions contemplated by this Agreement in any forum other than either of those specified above, the other

                  Parties shall be entitled to the dismissal of such action based upon the agreement of the Parties contained in this
                  Section 15.9.

         15.11 AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         15.12 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         15.13 EXPENSES. Except as may otherwise be provided herein or, with respect to any System or component purchased by WT from the SSI Companies, in the Standard Terms (or as otherwise agreed upon in writing by the Parties), each of WT, on one hand, and SSI and UVST, on the other hand, shall bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         15.14 CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Nothing in any Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

         15.15 INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         15.16 SPECIFIC PERFORMANCE. WT, on one hand, and SSI and UVST, on the other hand, acknowledge and agree that SSI and UVST or WT, respectively, would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court having jurisdiction over the Parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

         15.17 INDEPENDENT PARTIES. By virtue of this Agreement, no Party constitutes the other as its agent, partner, joint venturer or legal representative and no Party has express or implied authority to bind the other Parties in any manner whatsoever.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

U.S. FILTER/WALLACE                            SERVICE SYSTEMS INTERNATIONAL,
& TIERNAN, INC.                                LTD.


By:  /s/ E.D. Walls                            By:  /s/ John Gaetz
    ----------------------------------             -----------------------------

Title:  Vice President                         Title:  Secretary
       -------------------------------                --------------------------
       U.S. Filter/Wallace & Tiernan, Inc.


                                               UV SYSTEMS TECHNOLOGY, INC.

                                               By:  /s/ John Gaetz
                                                   -----------------------------

                                               Title:  Secretary
                                                      --------------------------

                            SSI DISCLOSURE SCHEDULES




                                  See attached

                               SECURITY AGREEMENT


         This Security Agreement (the "Agreement") dated as of January 25, 2001 is entered into by Service Systems International, Ltd., a Nevada corporation ("SSI"), and UV Systems Technology, Inc., a British Columbia corporation ("UVST") (SSI and UVST being collectively referred to herein as the "SSI Parties"), in favor of U.S. Filter/Wallace & Tiernan, Inc., a Delaware corporation ("WT").

         WHEREAS, the SSI Parties and WT have entered into a Strategic Alliance Agreement ("Strategic Alliance Agreement") and a License Agreement ("License Agreement") of even date herewith (this Agreement, the Strategic Alliance Agreement and the License Agreement being herein collectively referred to as the "Transaction Documents"); and

         WHEREAS, all Secured Obligations of the SSI Parties under the Strategic Alliance Agreement will be secured as set forth herein; and

         WHEREAS, in order to provide security for the Secured Obligations, the SSI Parties have agreed to grant to WT a security interest in the Collateral (as defined below) in the manner set forth in this Agreement;

         NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the SSI Parties, intending to be legally bound, do hereby covenant and agree as follows:

                                    ARTICLE 1

                  DEFINED TERMS AND PRINCIPLES OF CONSTRUCTION

         1.1      DEFINED TERMS.

         (a) Capitalized terms used herein without being defined herein shall have the meaning ascribed to such terms in the Strategic Alliance Agreement or the License Agreement, as the case may be, which definitions are incorporated by reference herein as though set forth fully herein. Unless otherwise defined herein or in such other agreements, all terms defined in the Uniform Commercial Code as in effect from time to time in the State of Delaware ("UCC") which are used herein shall have the respective meanings given those terms in the UCC.

         (b)      The following terms shall have the meanings herein specified:


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         "Collateral" shall have the meaning specified in Section 2.1(a).

         "Contract Rights" shall mean: (i) all (x) rights to payment under or with respect to any Contract and (y) payments due and to become due under or with respect to any Contract, in each case whether as contractual obligations, damages, indemnity payments or otherwise; (ii) all of the SSI Parties' claims, rights, powers or privileges and remedies under any Contract including, but not limited to, all of the warranties, representations and guarantees contained in such Contract; and (iii) all of the SSI Parties' rights under any Contract to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority with respect to such Contract to demand, receive, enforce or collect any of the foregoing rights or any property the subject of such Contract, to enforce or execute any checks or other instruments or orders, to file any claims and to take any action which, in the opinion of WT, may be necessary or advisable in connection with any of the foregoing.

         "Contracts" shall mean all contracts and agreements, other than those embodied in the Transaction Documents, relating to the use or exploitation of the Licensed Marks or the Licensed Technology in connection with the sale, distribution, promotion, marketing or manufacture of UV Treatment Systems for installation within the Territory to which the SSI Parties or either of them now is, or hereafter will be, bound, or a party, beneficiary or assignee, including without limitation, all other instruments, agreements and documents executed and delivered with respect to such contracts and all revenues, Proceeds and other sums of money due and to become due from any of the foregoing.

         "Default" shall mean (a) receipt by WT of any communication from a Uniform Commercial Code financing statement filing office or any similar filing or recording office in any jurisdiction indicating that WT's security interest granted herein is not prior to all other security interests or other interests in the Collateral, other than the Patent Assignment or any interests which have achieved priority because of the failure of WT or other secured party to file a continuation statement in accordance with the Uniform Commercial Code or other recordings, filings or instruments required under any relevant applicable law of the United States or Canada to be filed by the secured party from time to time to maintain the effectiveness or priority of its security interest, or (b) any breach of a representation, warranty or covenant of the SSI Parties set forth in
Article 3 hereof.

         "Event of Default" shall mean (a) a Specified Event of Default (as defined in the Strategic Alliance Agreement), or (b) the occurrence of a Default which.shall have continued for a period of 30 days after notice thereof by WT to the SSI Parties.

         "Financing Statements" shall mean all financing statements, recordings, filings or other instruments of registration deemed by WT to be necessary or appropriate to perfect a security interest or Lien by filing in any filing or recording office in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant applicable law of the United States or Canada.

         "Licensed Information" shall mean any copyrights, trade secrets and know-how proprietary to the SSI Parties and related to the UV Treatment Systems, and any derivative works thereof, or improvements or enhancements thereto.

         "Licensed Marks" shall mean the mark ULTRA GUARD and U.S. registration number 2,265,236 and Canadian registration number 489,964 thereof, and the wavy lines design mark and U.S. registration number 2,362,379 and Canadian registration number 497,075 thereof, and any other marks adopted by the SSI Parties in connection with the UV Treatment Systems.

         "Licensed Patents" shall mean U.S. Patent numbers 5,503,800 and 5,674,029, and any patents issuing from the Licensed Patent Applications, as defined herein, and any continuations, divisions, reissues, or reexaminations thereof.

         "Licensed Patent Applications" shall mean any patent applications, domestic or foreign, filed by or on behalf of the SSI Parties, and relating to the UV Treatment Systems, including, without limitation, International Patent Application number PCT/CA/0051, if and to the extent having or intended to have effect within the Territory.

         "Licensed Technology" shall mean Licensed Patents, Licensed Patent Applications, and Licensed Information.

         "Lien" shall mean, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "Patent Assignment" shall mean the Patent Assignment made by David Free, as Assignor, in favor of UV Waterguard Systems, Inc., as Assignee, and dated December 30, 1994.

         "Proceeds" shall mean any "proceeds," as such term is defined in the UCC or under other applicable law, and, in any event, shall include, but shall not be limited to, (i) any and all proceeds of, or amounts (in any form whatsoever, whether cash, securities, property or other assets) received under or with respect to, any insurance, indemnity, warranty or guaranty payable to the SSI Parties from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the SSI Parties, with respect to any of the Collateral, and (ii) any and all other amounts (in any form whatsoever, whether cash, securities, property or other assets) from time to time paid or payable, in all events, under or in connection with any of the Collateral (whether or not in connection with the sale, license or other disposition of the Collateral).

         "Secured Obligations" shall have the meaning set forth in Section 2.7 of the Strategic Alliance Agreement.

         "Termination Date" shall mean the date on which the Secured Obligations have been completely performed and indefeasibly paid in full in cash in accordance with the terms of the Strategic Alliance Agreement.

         "UCC" shall have the meaning specified in Section 1.1(a).


                                    ARTICLE 2

                           GRANT OF SECURITY INTEREST

         2.1 ASSIGNMENT AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Secured Obligations, whether now existing or hereafter arising and howsoever evidenced, the SSI Parties, jointly and severally, hereby assign, transfer and grant to WT and hereby create in favor of WT a continuing Lien on and security interest of first priority (except to the extent, if at all, the Patent Assignment may have priority) in all of the right, title and interest of the SSI Parties, to and under all of the following, whether now existing or hereafter from time to time acquired or reacquired (collectively, the "Collateral"):

         (a)      all Licensed Technology, to the extent the same may be used:
         (i) to sell, distribute, promote and market the UV Treatment Systems for installation within the Territory; (ii) in connection with the use of the UV Treatment Systems within the Territory in furtherance of the rights referred to in clause (i) of this Section 2.1(a); and (iii) for so long as the Manufacturing Condition shall exist, to manufacture UV Treatment Systems for installation within the Territory;

         (b) all Licensed Marks within the Territory, together with the registrations and right toall renewals thereof, to the extent the same may be used in connection with the rights referred to in Section 2.1(a) hereof ;

         (c)      all Contracts;

         (d)      all Contract Rights; and

         (e) any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and all Proceeds thereof.

         2.2 SECURITY INTEREST ABSOLUTE. All rights of WT and all security interests created hereunder shall be absolute and unconditional irrespective of any circumstance or occurrence whatsoever, including, without limitation:

         (a) any lack of validity or enforceability of all or any part of the Secured Obligations or of any security therefor or of any of the Transaction Documents or any other agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from or exercise or non-exercise of any right under any of the Transaction Documents or any other agreement or instrument relating thereto; or

         (c) any exchange, release or non-perfection of any other collateral for, or any release or amendment or waiver of or consent to any departure from any guaranty for, all or any part of the Secured Obligations.

         2.3      POWER OF ATTORNEY.

         (a) Without limiting any other rights or powers granted to WT hereunder, the SSI Parties, jointly and severally, hereby constitute and appoint WT, or any Person or agent whom WT may designate, as the SSI Parties' attorney-in-fact, at the SSI Parties' cost and expense, in order to effectuate the intent of this Agreement, to exercise all or any of such powers in accordance with Article 9 of the UCC upon the occurrence and during the continuance of an Event of Default, which powers, in either case, being coupled with an interest, shall be irrevocable until the Termination Date:

                  (i) to receive, take, endorse, sign, assign and deliver, all in WT's name or in the name of the SSI Parties or either of them, any and all checks, notes, drafts and other documents or instruments relating to the Collateral;

                  (ii) to prepare, sign and file any Financing Statements in the name of the SSI Parties as debtor for the purpose of perfecting Liens;

                  (iii) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the covenants of the SSI Parties contained in this Agreement;

                  (iv) to defend any suit, action or proceeding brought against the SSI Parties in respect of the Collateral;

                  (v) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as WT may deem appropriate;

                  (vi) generally, to sell or transfer and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though WT were the absolute owner thereof for all purposes, and to do, at WT's option and the SSI Parties' expense, at any time, or from time to time, all lawful acts and things which WT deems necessary to protect, preserve or realize upon the Collateral and the Liens of WT thereon;

                  (vii) to execute, in connection with any foreclosure, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (viii) to exercise any and all other rights, remedies, powers and privileges of the SSI Parties with respect to the Collateral.

         (b) The SSI Parties and each of them hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof, in each case pursuant to the powers granted hereunder. The SSI Parties and each of them hereby acknowledges and agrees that in acting pursuant to this power-of-attorney WT shall be acting in its own interest, and the SSI Parties and each of them acknowledges and agrees that WT shall have no fiduciary duties to the SSI Parties or either of them and the SSI Parties and each of them hereby waives any claims to the rights of a beneficiary of a fiduciary relationship hereunder.

         2.4      DUTIES OF THE SSI PARTIES.

         (a) Anything herein contained to the contrary notwithstanding, the SSI Parties shall remain liable to perform all of their respective obligations under or with respect to the Collateral unless and until the SSI Parties have been divested of their right, title and interest in and to the Collateral, and WT shall not have any obligations or liabilities under or with respect to any Collateral by reason of or arising out of this Agreement, nor shall WT be required or obligated in any manner to perform or fulfill any of the respective obligations of the SSI Parties under or with respect to any Collateral.

         (b) If any Collateral is in the possession of a third party, the SSI Parties shall notify WT of this fact and shall provide in such notice to WT (a) the name, address and telephone number of such third party and (b) a description of the Collateral in such third party's possession. The SSI Parties, jointly and severally, hereby agree to assist WT in notifying such third party of WT"s security interest in such Collateral and in obtaining an acknowledgment from such third party that it is holding such Collateral subject to WT's security interest.

         2.5 EFFECTIVE AS A FINANCING STATEMENT. This Agreement shall also be effective as a Financing Statement covering any Collateral and may be filed in any appropriate filing or recording office. A carbon, photographic, facsimile or other reproduction of this Agreement or of any Financing Statement relating to this Agreement shall be sufficient as a Financing Statement for any of the purposes referred to in the preceding sentence.

         2.6 OPERATIONS OF SSI PARTIES. Nothing contained in this Article 2 or elsewhere in this Agreement to the contrary shall prevent the SSI Parties from undertaking their operations in the ordinary course of business in accordance with the terms of the Transaction Documents prior to the exercise by WT of any of its rights under this Agreement.

                                    ARTICLE 3

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         The SSI Parties, jointly and severally, hereby make the following representations, warranties and covenants to WT, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         3.1 NECESSARY FILINGS. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by the SSI Parties to WT hereby in respect of the Collateral will be accomplished contemporaneously with the execution of the Transaction Documents and the security interest granted to WT pursuant to this Agreement in and to the Collateral constitutes a valid and enforceable perfected security interest therein superior and prior to the rights of all Persons therein other than prior rights, if any, arising under the Patent Assignment and, in each case, subject to no other Liens, sales, assignments, conveyances, settings over or transfers. The SSI Parties authorize WT to take any action to accomplish the foregoing including, but not limited to, filing Financing Statements describing WT as the "Secured Party" and the SSI Parties as the "Debtor" and indicating thereon the Collateral.

         3.2 NO LIENS. The SSI Parties have-s rights in, are the owner of, or have the power to transfer all of the Collateral as herein provided and such rights in, such ownership of, or such power to transfer the Collateral, are free from any Lien or other right, title or interest of any Person other than the prior rights, if any, arising under the Patent Assignment. The SSI Parties shall defend such Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to WT, including without limitation the claims and demands of any Persons claiming under the Patent Assignment. Without limiting the generality of the foregoing, the SSI Parties shall not assign, charge, convey, sell, set over, transfer, lease, license or grant any security interest in the Collateral other than pursuant or subject to this Agreement and the other Transaction Documents.

         3.3 OTHER FINANCING STATEMENTS. Except for the Patent Assignment, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) executed by the SSI Parties or, to the knowledge of the SSI Parties, by any other Person covering or purporting to cover any interest of any kind in the Collateral and until the Termination Date the SSI Parties will not execute or authorize to be filed in any public office any Financing Statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except Financing Statements (or continuations thereof) filed or to be filed in respect of and covering the security interests granted hereby by the SSI Parties, or security interests which are subordinate to those granted hereby.

         3.4 CHIEF EXECUTIVE OFFICE; RECORDS. The exact legal name, state of organization and current chief executive office location of the SSI Parties are set forth in Appendix A hereto. The chief executive office location of the SSI Parties is expected to be moved in February 2001. The new location also is set forth in Appendix A. The SSI Parties shall not change its exact legal name or state of organization or, except for the contemplated move from the current to the new location, move its chief executive office unless it has complied with the requirements of the last sentence of this Section 3.4. The originals of all documents evidencing all Collateral of the SSI Parties, and the original books of accounts and records concerning the Collateral are, and will continue to be, kept at, and controlled and directed (including, without limitation, for general accounting purposes) from, the SSI Parties's chief executive office, or at such new location for its chief executive office as the SSI Parties may establish in accordance with the last sentence of this Section 3.4. The SSI Parties shall not change their exact legal name, state of organization or, except for the contemplated move from the current to the new location, chief executive office location until (i) they have given to WT not less than thirty (30) days' prior written notice of their intention so to do, clearly describing such new legal name, state of organization or chief executive office location and providing such other information in connection therewith as WT may reasonably request, and
(ii) with respect to such new legal name, state of organization or chief executive office location, they shall have taken all action, satisfactory to WT, to maintain the security interest of WT in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         3.5 MAINTENANCE OF RECORDS. The SSI Parties shall keep and maintain or cause to be kept and maintained, at their own cost and expense, records of the Collateral, including, but not limited to, records of all payments received and all credits granted thereon (subject to customary record retention policies for similar companies located in Canada), and the SSI Parties shall make the same available to WT for inspection at the SSI Parties' chief executive office, at WT's expense if no Event of Default exists, or at the SSI Parties' expense if an Event of Default exists, at any and all reasonable times upon request by WT if no Event of Default exists or, if an Event of Default exists, at any time upon demand by WT. The SSI Parties shall, at their own cost and expense, deliver all tangible evidence that WT may reasonably request of the Collateral to WT or to its representatives (copies of which evidence may be retained by the SSI Parties) at any reasonable time upon WT's demand. If an Event of Default occurs and continues, and if WT, in accordance with Article 9 of the UCC so directs, the SSI Parties shall affix a legend in form and substance satisfactory to WT, to the Collateral, as well as books, records and documents of the SSI Parties evidencing or pertaining to the Collateral, with an appropriate reference to the fact that the Collateral has been assigned to WT and that WT has a security interest therein.


                                    ARTICLE 4

                     SPECIAL PROVISIONS CONCERNING CONTRACTS

         4.1 SECURITY INTEREST IN CONTRACT RIGHTS. The SSI Parties' grant, pursuant to Section 2.1, to WT of a security interest in all of its right, title and interest in and to each of the Contracts and the Contract Rights, includes, but is not limited to:

         (a) all (i) rights to payment under or with respect to any Contract and (ii) payments due and to become due under or with respect to any Contract, in each case whether as contractual obligations, damages, indemnity payments or otherwise;

         (b) all of the SSI Parties's claims, rights, powers or privileges and remedies under any Contract including, but not limited to, all of the warranties, representations and guarantees contained in such Contract; and

         (c) all of the SSI Parties's rights under any Contract to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority with respect to such Contract to demand, receive, enforce or collect any of the foregoing rights or any property the subject of such Contract, to enforce or execute any checks or other instruments or orders, to file any claims and to take any action which, in the opinion of WT, may be necessary or advisable in connection with any of the foregoing; provided, however, that until the occurrence and after the cessation of an Event of Default, notwithstanding anything else herein to the contrary, the SSI Parties may exercise all of their rights, powers, privileges and remedies under the Contracts and Contract Rights in accordance with the Transaction Documents; provided, further, that if an Event of Default has occurred and is continuing, WT shall be entitled to perform (including, without limitation, by satisfying any payment obligation), or cause the performance of, any Contract in accordance with Article 9 of the UCC .

         4.2 FURTHER PROTECTION. The SSI Parties, jointly and severally, warrant and forever shall defend the title to the Contract Rights against the claims and demands of any Person, and hereby grant WT full power and authority, upon the occurrence and during the continuance of an Event of Default, to take all actions in accordance with Article 9 of the UCC as WT deems necessary or advisable to effectuate the provisions set forth in this sentence.

         4.3      PAYMENTS UNDER CONTRACTS.

         (a) The SSI Parties hereby agree to be bound by any collection, compromise, forgiveness, extension or other action taken by WT pursuant to the terms of this Agreement with respect to the Contracts.

         (b) If the SSI Parties or either of them shall receive directly from any party to any of the Contracts any payments under such agreements after the occurrence and during the continuance of an Event of Default, the SSI Parties shall receive such payments in a constructive trust in the name of WT for the benefit of WT, shall segregate such payments from the SSI Parties' other funds and shall forthwith transmit and deliver such payments to WT in the same form as so received (with any necessary endorsement).

         4.4 SSI PARTIES REMAIN LIABLE UNDER CONTRACTS. Anything herein to the contrary notwithstanding (including, without limitation, the grant of any rights to WT), the SSI Parties shall remain liable under each of the Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of such Contract unless and until the SSI Parties have been divested of their right, title and interest in and to such Contract. WT shall not have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by WT of any payment relating to such Contract pursuant hereto, nor shall WT be obligated in any manner to perform any of the obligations of the SSI Parties under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         4.5 COLLECTION. Upon the occurrence of any Event of Default and during the continuance thereof, the SSI Parties shall use reasonable efforts to cause to be collected from the obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures), any and all amounts owing under or on account of such Contract, and apply forthwith upon receipt thereof by WT all such amounts as are so collected to the outstanding balance under such Contract.

         4.6 REMEDIES. Upon the occurrence of any Event of Default and during the continuance thereof, WT shall have the rights set forth in Article 9 of the UCC and shall be entitled to (i) enforce all remedies, rights, powers and privileges of the SSI Parties under any or all of the Contracts and/or (ii) to the extent permitted by the terms of such Contracts, substitute itself or any nominee or trustee of WT in lieu of the SSI Parties as party to any of the Contracts and notify the obligor of any Contract Right (the SSI Parties hereby agreeing to deliver any such notice at the request of WT) that all payments and performance under the relevant Contract shall be made or rendered to WT or such other Person as WT may designate.

         4.7      SSI PARTIES' PERMITTED ACTIONS. Nothing contained in this
Article 4 shall prevent the SSI Parties, prior to the exercise by WT of its rights under this Agreement following the occurrence of an Event of Default, from undertaking the SSI Parties' operations in the ordinary course of business, from giving and receiving all notices under the Contracts, from administering and performing the Contracts and from taking all actions the SSI Parties are permitted to take under the Transaction Documents.

                                    ARTICLE 5

                      PROVISIONS CONCERNING ALL COLLATERAL

         5.1 PROTECTION OF WT'S INTERESTS. The SSI Parties will do nothing to impair the rights of WT in the Collateral. The SSI Parties assume all liability and responsibility in connection with the Collateral except if and to the extent directly resulting from the negligence or willful misconduct of WT, and the liability of the SSI Parties with respect to the Secured Obligations shall in no way be affected or diminished by reason of the fact that any Collateral may be impaired or for any reason whatsoever unavailable to the SSI Parties.

         5.2 FURTHER ACTIONS. The SSI Parties will, at their own expense, make, execute, endorse, acknowledge, file and/or deliver to WT from time to time such assignments, conveyances, Financing Statements, endorsements, powers of attorney, certificates, reports and other assurances or instruments, and take such further steps relating to the Collateral which WT reasonably deems appropriate or advisable to perfect, preserve or protect its ownership and security interests in the Collateral.

         5.3 FINANCING STATEMENTS. The SSI Parties and each of them agrees to sign and deliver to WT such Financing Statements (or similar statements or instruments of registration under the law of any jurisdiction), in form acceptable to WT, as WT may from time to time request or as are necessary or desirable in the opinion of WT to establish and maintain the security interests contemplated hereunder as valid, enforceable, first priority (except to the extent, if at all, the Patent Assignment may have priority) security interests as provided herein and the other rights and security contemplated herein, all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other applicable law. The SSI Parties, jointly and severally, hereby agree to pay any applicable filing fees and reasonable related expenses. The SSI Parties and each of them hereby authorizes WT to file any such Financing Statements without the signature of the SSI Parties.

                                    ARTICLE 6

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

         6.1 EVENTS OF DEFAULT; OBTAINING THE COLLATERAL UPON AN EVENT OF DEFAULT. If an Event of Default has occurred and is continuing, WT, in addition to its other rights and remedies hereunder and under the Transaction Documents, shall be entitled to do any one or more of the following:

         (a) exercise any rights or remedies granted to a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction or under any other relevant law to enforce this Agreement and the security interests contained herein;

         (b) proceed to protect and enforce the rights vested in it by this Agreement, including, but not limited to, the right to substitute itself or any of its nominees or trustees in lieu of the SSI Parties, to cause all revenues hereby pledged as security and all other moneys pledged hereunder to be paid directly to it, and to enforce its rights hereunder to such payments and all other rights hereunder by such appropriate judicial proceedings as it shall deem most effective to protect and enforce any of such rights, either at law or in equity or otherwise, whether for specific enforcement of any covenant or agreement contained in any of the Contracts, or in aid of the exercise of any power therein or herein granted, or for any foreclosure hereunder and sale under a judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right vested in it by this Agreement or by law whether in the SSI Parties' name, in WT's name or in the name of WT's designees;

         (c) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any of the Secured Obligations or any rights hereunder or included in the Collateral, or enforce or to foreclose any other agreement or other instrument by or under or pursuant to which such Secured Obligations are issued or secured, subject in each case to the provisions and requirements thereof;

         (d) sell, assign or otherwise liquidate any or all of the Collateral or cause the Collateral to be sold or otherwise disposed of and take possession of the proceeds of any such sale or liquidation;

         (e) incur reasonable expenses, including reasonable attorneys' fees, consultants' fees and other costs appropriate to the exercise of any right or power under this Agreement;

         (f) perform any obligation of the SSI Parties hereunder, and make payments, purchase, contest or compromise any encumbrance, charge or Lien, and pay taxes and expenses, without, however, any obligation so to do;

         (g) take possession of the Collateral and render it usable, and repair and renovate the same, without, however, any obligation so to do, and enter upon any location where the same may be located, control, manage, operate, rent or lease the Collateral, collect all rents and income from the Collateral and apply the same to reimburse WT for any cost or expenses incurred hereunder or under any of the Transaction Documents and to the payment or performance of the SSI Parties' obligations hereunder or under any of the Transaction Documents and apply the balance to the Secured Obligations;

         (h) secure the appointment of a receiver of the Collateral or any part thereof; or

         (i) take possession of the Collateral or any part thereof by directing the SSI Parties in writing to turn over the Collateral to WT at any reasonable place or places designated by WT, in which event the SSI Parties shall at their own expense

                  (i) forthwith cause the same to be moved to the place or places so designated by WT and there delivered to WT,

                  (ii) store and keep any Collateral so delivered to WT at such place or places pending further action by WT, and

                  (iii) while Collateral shall be so stored and kept, provide such guards and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain them in good condition.

         The parties hereto hereby agree that the SSI Parties' obligation to deliver the Collateral as set forth above is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, WT shall be entitled to a decree requiring specific performance by the SSI Parties of such obligation.

         6.2      REMEDIES; DISPOSITION OF THE COLLATERAL.

         (a) If an Event of Default has occurred and is continuing, any Collateral, whether or not repossessed by WT pursuant to Section 6.1, may be sold, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as WT may, in compliance with any mandatory requirements of any applicable Law, determine to be commercially reasonable, as fully and completely as though WT were the absolute owner thereof.

         (b) Subject to subsection (a) of this Section 6.2, any Collateral may, upon the occurrence and during the continuance of an Event of Default, be sold, licensed or otherwise disposed of. Any such disposition shall be made upon not less than 10 business days' written notice to the SSI Parties specifying the time such disposition is to be made and, if such disposition shall be a public sale, specifying the place of such sale. Any such sale may be adjourned by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The SSI Parties hereby waive any claims against WT arising by reason of the fact that the price at which Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if WT accepts the first offer received or does not offer the Collateral to more than one offeree. All fees of WT and all expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral.

         (c)      WT may dispose of the Collateral under subsection (b) of this
         Section 6.2 without giving any warranties as to the Collateral. WT may disclaim warranties relating to title, possession, quiet enjoyment, and the like. Such a disclaimer will not affect the commercial reasonableness of such disposition.

         (d) WT will comply with any applicable state or federal law requirements in connection with the disposition of the Collateral under subsection (b) of this Section 6.2. Such a compliance will not affect the commercial reasonableness of such disposition.

         6.3 PURCHASE OF THE COLLATERAL. WT may be a purchaser of the Collateral or any part thereof or any right or interest therein at any sale thereof, whether pursuant to foreclosure, power of sale or otherwise hereunder and WT may apply the purchase price to the payment of the Secured Obligations. Any purchaser of all or any part of the Collateral shall, upon any such purchase, acquire good title to the Collateral so purchased, free of the security interests created by this Agreement.

         6.4      WAIVER.

                  (a) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE SSI PARTIES HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH WT'S TAKING POSSESSION OR WT'S DISPOSITION OF ANY OF THE COLLATERAL PURSUANT TO THE TERMS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE SSI PARTIES WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR CANADA OF ANY STATE OR PROVINCE OR UNDER ANY OTHER RELEVANT LAW AND THE SSI PARTIES HEREBY FURTHER WAIVE:

                           (i) all damages occasioned by such taking of possession except any damages which are finally judicially determined to have been the direct result of WT's negligence or willful misconduct;

                           (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of WT's rights hereunder;

                           (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof pursuant to the terms of this Agreement, and the SSI Parties, for themselves and all who may claim under them, insofar as they may now or hereafter lawfully do so, hereby waive the benefit of such laws; and

                           (iv) all rights the SSI Parties may have to require WT to pursue any other Person for any of the Secured Obligations.

         (b) Without limiting the generality of the foregoing, the SSI Parties hereby waive and release any and all rights to require WT to collect any of the Secured Obligations from any specific item or items of Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Secured Obligations or from any collateral (other than the Collateral) for any of the Secured Obligations.

         (c) Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral pursuant to the terms of this Agreement shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the SSI Parties therein and thereto, and shall be a perpetual bar both at law and in equity against the SSI Parties and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the SSI Parties.

         6.5 DISCONTINUANCE OF PROCEEDINGS. In case WT shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, then, in every such case, the SSI Parties, WT and each holder of any of the Secured Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral, subject to the security interest created under this Agreement, and all rights, remedies and powers of WT shall continue as if no such proceeding had been instituted.

         6.6 LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. WT's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, shall be to deal with it in the same manner as WT deals with similar property for its own account. In any event, (i) WT shall have no obligation hereunder to take any steps to preserve rights against prior parties to any Collateral and (ii) WT, any Secured Party and any of their respective directors, officers, employees or agents shall not be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or be under any obligation to sell or otherwise dispose of any Collateral upon the request of the SSI Parties or otherwise.

         6.7 APPLICATION OF PROCEEDS. For the avoidance of doubt, it is understood that the SSI Parties shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations. If the SSI Parties are entitled to any portion of the proceeds and if WT disposed of the Collateral on credit, the SSI Parties will only be credited with the payments (a) actually made by the purchaser of such Collateral, (b) received by WT and (c) applied to the indebtedness of such purchaser. If such purchaser fails to pay, WT may resell the Collateral and the SSI Parties shall be credited with the proceeds of the resale. If the SSI Parties are entitled to any portion of the proceeds and WT disposed of the Collateral for non-cash consideration, the SSI Parties will only be credited with payments received as cash proceeds of non-cash consideration.

                                    ARTICLE 7

                                  MISCELLANEOUS

         7.1      NOTICES.

         All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given upon first attempted delivery on a business day in the jurisdiction where delivery is to be made if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:


If to WT:                                            Copy to:
---------                                            --------

U.S. Filter/Wallace & Tiernan, Inc.                  United States Filter Corporation
1901 West Garden Road                                181 Thorn Hill Road
Vineland, N.J. 08360                                 Warrendale, PA 15086
Attn:  Executive Vice President                      Attn: Associate General Counsel
Fax: (856) 507-9347                                  Fax: (724) 772-1420

If to SSI or UVST:                                   Copy to:
------------------                                   --------

Service Systems International, Ltd.                  Alison K. Schuler, Esq.
UV Systems Technology, Inc.                          Schuler, Messersmith, Daly & Lansdowne
2800 Ingleton Avenue                                 4300 San Mateo NE, Suite B380
Burnaby, B.C.                                        Albuquerque, NM  87110
Canada V5C 6G7
Attn:  President
Fax:  (604) 451-1072                                 Fax: (505) 872-0900


Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         7.2 CONTINUING SECURITY INTEREST. This Agreement shall create a continuing Lien in the Collateral until the release thereof pursuant to Section 7.3.

         7.3 RELEASE. Upon the Termination Date, WT, upon the request, and at the expense, of the SSI Parties, shall execute and deliver all such documentation necessary to release the Liens created pursuant to this Agreement.

         7.4 REINSTATEMENT. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by WT or any Secured Party hereunder or pursuant hereto is rescinded or must otherwise be restored or returned by WT or such Secured Party, as the case may be, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of SSI Parties or upon the appointment of any intervener or conservator of, or trustee or similar official for, the SSI Parties or any substantial part of the SSI Parties' assets, or upon the entry of an order by any court avoiding the payment of such amount, or otherwise, all as though such payments had not been made.

         7.5 INDEPENDENT SECURITY. The security provided for in this Agreement shall be in addition to and shall be independent of every other security which WT may at any time hold for any of the Secured Obligations hereby secured. WT shall be at liberty to accept further security from the SSI Parties or from any third party and/or release such security without notifying the SSI Parties and without affecting in any way the obligations of the SSI Parties under the other Transaction Documents.

         7.6 AMENDMENTS. No waiver, amendment, modification or termination of any provision of this Agreement, or consent to any departure by the SSI Parties therefrom, shall in any event be effective without the prior written consent of WT and none of the Collateral shall be released without the prior written consent of WT. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         7.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the SSI Parties and each of them and their respective successors and assigns and shall inure to the benefit of WT and its successors and assigns. Neither of the SSI Parties may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of WT.

         7.8 SURVIVAL. All agreements, statements, representations and warranties made by the SSI Parties herein or in any certificate or other instrument delivered by the SSI Parties or on its behalf under this Agreement shall be considered to have been relied upon by WT and shall survive the execution and delivery of this Agreement and the other Transaction Documents until termination thereof or indefeasible payment in full in cash or cash equivalents of all of the Secured Obligations regardless of any investigation made by WT or made on its behalf.

         7.9 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of WT in exercising any right, power or privilege hereunder and no course of dealing between the SSI Parties and WT shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. All rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which WT would otherwise have.

         7.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         7.11 HEADINGS DESCRIPTIVE. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         7.12 SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         7.13 GOVERNING LAW; SUBMISSION TO JURISDICTION AND VENUE; WAIVER OF JURY TRIAL.

         (a) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS THAT MIGHT CAUSE THIS AGREEMENT TO BE GOVERNED BY OR CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION.

         (b) CONSENT TO JURISDICTION. THE SSI PARTIES HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF DELAWARE AND IRREVOCABLY AGREE THATALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. THE SSI PARTIES EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. THE SSI PARTIES HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THE SSI PARTIES BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED AND POSTAGE PREPAID, ADDRESSED TO THE SSI PARTIES, AT THE ADDRESS SET FORTH IN THE STRATEGIC ALLIANCE AGREEMENT FOR THE SSI PARTIES AND SERVICE SO MADE SHALL BE COMPLETE ON THE DATE OF FIRST ATTEMPTED DELIVERY ON A BUSINESS DAY IN THE JURISDICTION WHERE DELIVERY IS TO BE MADE.

         (c) WAIVER OF JURY TRIAL. THE SSI PARTIES AND WT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SSI

         PARTIES AND WT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE SSI PARTIES AND WT WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

         7.14 ENTIRE AGREEMENT. This Agreement, together with any other agreement executed in connection herewith, including the Transaction Documents and the other documents referred to herein and therein, is intended by the parties as a final expression of their agreement as to the matters covered hereby and is intended as a complete and exclusive statement of the terms and conditions thereof. No oral representations have been made nor relied upon by any party to this agreement.

         7.15 RECOURSE. There shall be full recourse to the SSI Parties and all of their assets and properties for the liabilities of the SSI Parties under this Agreement and the other Transaction Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the SSI Parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the day and year first above written.


                                       SERVICE SYSTEMS INTERNATIONAL, LTD.


                                       By:      ________________________________
                                       Name:    ________________________________
                                       Title:   ________________________________

                                       UV SYSTEMS TECHNOLOGY, INC.


                                       By:      ________________________________
                                       Name:    ________________________________
                                       Title:   ________________________________

                                   APPENDIX A
                                       TO
                               SECURITY AGREEMENT



      LEGAL NAME, STATE OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE LOCATION

         SSI

         Name:  Service Systems International, Ltd.
         State of Organization:  Nevada, USA
         Current Chief Executive Office Location:
                  2800 Ingleton Avenue
                  Burnaby, BC, CANADA  V5C6G7
         New Chief Executive Office Location
                  201-11 Burnbridge Street
                  Coquitlan, BC, CANADA  V3K7B2


         UVST

         Name:  UV Systems Technology, Inc.
         Province of Organization:  British Columbia, CANADA
         Current Chief Executive Office Location:
                  2800 Ingleton Avenue
                  Burnaby, BC, CANADA  V5C6G7
         New Chief Executive Office Location
                  201-11 Burnbridge Street
                  Coquitlan, BC, CANADA  V3K7B2

                                                                       EXHIBIT B

                                LICENSE AGREEMENT

         This License Agreement (the "Agreement"), is made as of this 25th day of January 2001 (the "Effective Date"), between Service Systems International, Ltd., a corporation organized under the laws of the State of Nevada, United States of America ("SSI"), and its wholly owned subsidiary, UV Systems Technology, Inc., a corporation organized under the laws of the Province of British Columbia, Canada ("UVST") (collectively, the "Licensor"), and U.S. Filter/Wallace and Tiernan, Inc., a corporation organized under the laws of the State of Delaware, United States of America (the "Licensee").

                                   WITNESSETH:

         WHEREAS, Licensee and Licensor have entered into a Strategic Alliance Agreement of even date herewith (the "Strategic Alliance Agreement");

         WHEREAS, Licensor desires to license certain intellectual property, including certain patents, trademarks, trade secrets, copyrights, software and know how related to the UV Treatment Systems (as defined below) to Licensee in furtherance of the Strategic Alliance Agreement; and

         WHEREAS, Licensee desires to obtain from Licensor a license under such intellectual property and other proprietary rights of Licensor related to UV Treatment Systems in furtherance of the Strategic Alliance Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained the parties hereby agree as follows:

                                    Article I
                                   DEFINITIONS

1.1 "Affiliate" shall mean, as to a party to this Agreement, any corporation or other entity directly or indirectly controlling, controlled by, or under common control with such party.

1.2 "Commissioning and First Beneficial Use" shall mean the successful completion of all requisite performance tests as shall have been agreed upon by Licensee and its customer with respect to a UV Treatment System and the customer's first use of such UV Treatment System in production.

1.3      "Indemnified Party" shall have the meaning set forth in Article XIII.

1.4      "Indemnifying Party" shall have the meaning set forth in Article XIII.

1.5      "Insolvency" shall mean any of the following events or occurrences:

         (a) A receiver, interim receiver, conservator, custodian, liquidator or trustee of a party or of all or any of the property of a party is appointed by court order; or an order for relief is entered under the bankruptcy laws of any jurisdiction with respect to a party;or any of the party's material property is sequestered by court order; or a petition is filed against a party under the bankruptcy, reorganization, arrangement, insolvency, readjustment or compromise of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within ninety (90) days after such filing;

         (b) A party files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment or compromise of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

         (c) A party makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, interim receiver, conservator, custodian, liquidator or trustee of the party, or of all or any part of its property.

1.6 "Licensed Information" shall mean any copyrights, trade secrets and know-how proprietary to Licensor and related to the UV Treatment Systems, and any derivative works thereof, or improvements or enhancements thereto.

1.7 "Licensed Marks" shall mean the mark ULTRA GUARD and U.S. registration number 2,265,236 and Canadian registration number 489,964 thereof, and the wavy lines design mark and U.S. registration number 2,362,379 and Canadian registration number 497,075 thereof, and any other marks adopted by Licensor in connection with the UV Treatment Systems, as defined herein.

1.8 "Licensed Patents" shall mean (a) U.S. Patent numbers 5,503,800 and 5,674,029, (b) any patents issuing from the Licensed Patent Applications, as defined herein, and (c) any continuations, divisions, reissues, or reexaminations thereof.

1.9 "Licensed Patent Applications" shall mean any patent applications, domestic or foreign, filed by or on behalf of Licensor, and relating to the UV Treatment Systems, as defined herein, including, without limitation, International Patent Application number PCT/CA/0051, if and to the extent having or intended to have effect within the Territory.

1.10 "Licensed Technology" shall mean Licensed Patents, Licensed Patent Applications, and Licensed Information.

1.11 "Licensee Selling Price" shall mean, with respect to any UV Treatment System sold by Licensee, Licensee's net sales price (exclusive of transportation or shipping charges) for that UV Treatment System, without installation, and excluding all charges for engineering services and drawings supplied by Licensee and all taxes, and fees and commissions payable to sales representatives or agents.

1.12 "Manufacturing Condition" shall mean that Licensor, directly or indirectly, is unable on a regular basis to (a) manufacture and supply UV Treatment Systems sufficient to satisfy the minimum sales targets referred to in Section 2.3.3 of the Strategic Alliance

         Agreement on a timely basis (it being understood that for purposes of determining ability to manufacture and supply on a timely basis, that he longer of 12-14 weeks after release of approved drawings for fabrication and the commercially reasonable delivery requirement of the end user will be deemed to be a reasonable production schedule for shipment, and it being further understood that the Insolvency of the Licensor shall create a rebuttable presumption for purposes of this Agreement that the Licensor is unable on a regular basis to manufacture and supply UV Treatment Systems on a timely basis), or
         (b) for reasons within its control, to ship spares within one week of an order by Licensee therefor. Notwithstanding the foregoing, the Manufacturing Condition shall terminate when the Licensor has established or reestablished the ability to manufacture and supply
         UV Treatment Systems or to supply spares within the time periods specified above.

1.13 "Manufacturing Instructions" shall mean the documentation setting out in comprehensive form the entire process for manufacturing the UV Treatment Systems which shall provide sufficient instruction for a person reasonably skilled in the industry to manufacture the UV Treatment Systems.

1.14 "Pilot System" shall mean any equipment (including but not limited to a standard single lamp reactor (SLR) module) and its associated tankage, controls, and electronics, that is provided to a prospective customer for the purpose of testing the feasibility of a full-scale UV Treatment System for the customer's application.

1.15 "Software" shall mean the sizing software known as "Generic System Sizing" used to specify the combination and size of UV Treatment Systems needed to meet the requirements of customers, including each modification or revision to such software which (a) corrects errors, problems, or defects caused by or resulting from an incorrect functioning of the software or (b) provides other updates.

1.16 "Territory" shall mean North America, Central America (including the Caribbean zone) and South America.

1.17     "Third Party Claim" shall have the meaning set forth in Article XIII

1.18 "UV Treatment Systems" shall mean systems (or components, parts, spares or portions thereof) which use ultraviolet rays, alone or in combination with other agents, to disinfect industrial or municipal potable water, sewage, sewage effluent, combined sewer overflow, waste water, liquids, or other fluids.

                                   Article II
                                GRANT OF LICENSE

2.1 LICENSED TECHNOLOGY. Licensor hereby grants to Licensee an exclusive license under the Licensed Technology to sell, distribute, promote and market the UV Treatment Systems for installation within the Territory in accordance with the conditions set out in this Agreement and a non-exclusive license under the Licensed Technology to use the UV Treatment Systems within the Territory in furtherance of the other rights granted herein.

2.2 LICENSED TECHNOLOGY - RIGHT TO MANUFACTURE. In the event that, and for so long as, the Manufacturing Condition shall exist, Licensor hereby grants to Licensee an exclusive license under the Licensed Technology to manufacture the UV Treatment Systems for installation within the Territory in accordance with the conditions set out in this Agreement, provided however that the Licensor shall retain the right to establish or reestablish the ability to manufacture UV Treatment Systems for installation within the Territory so as to terminate the Manufacturing Condition.

2.3 LICENSED MARKS. Licensor hereby grants to Licensee an exclusive license to use the Licensed Marks in connection with selling, distributing, promoting and marketing the UV Treatment Systems for installation within the Territory, or using the UV Treatment Systems, in accordance with the terms set out in Section 2.1 above, and a license to use the Licensed Marks in connection with any manufacturing of UV Treatment Systems for installation within the Territory to the extent permitted and subject to the terms set forth in Section 2.2 above. Licensee agrees to use the Licensed Marks solely in the form provided to it by Licensor in accordance with Licensor's then-current trademark use policies. Licensee recognizes and acknowledges that the Licensed Marks represent valuable goodwill and must be used only in connection with products and services of the requisite quality. Licensee agrees, with regard to its use of the Licensed Marks, that it shall not act in any manner which would be reasonably expected to impair or reduce the value of any of the Licensed Marks or use the Licensed Marks in connection with any products or services which are or could reasonably be expected to be inconsistent with the image and goodwill represented by the Licensed Marks.

2.4      SOFTWARE.

         Subject to the terms set forth in Section 2.2 above, Licensor hereby grants Licensee an exclusive fully paid license to use, copy, revise, and recompile the Software in connection with the manufacture of UV Treatment Systems, under the same conditions as Licensee's right to manufacture the UV Treatment Systems for installation within the Territory. Licensee's right to use, copy, revise, and recompile the Software under this license also shall be in accordance with the terms of the Trust Agreement attached hereto as Exhibit A, which Trust Agreement shall be supplementary (within the meaning of section 365(n) of the Bankruptcy Code) to this Agreement.

2.5      MANUFACTURING INSTRUCTIONS.

         Licensor shall compile and prepare the Manufacturing Instructions for use by Licensee in furtherance of the provisions of Section 2.2. Subject to the terms set forth in Section 2.2 above and payment of royalties pursuant to Article V of this Agreement, Licensor hereby grants Licensee an exclusive fully paid license to use, copy, and revise the Manufacturing Instructions in connection with the manufacture of UV Treatment Systems, under the same conditions as Licensee's right to manufacture the UV Treatment Systems for installation within the Territory. Licensee's right to use the Manufacturing Instructions under this license also shall be in accordance with the terms of the Trust Agreement attached hereto as Exhibit A.

2.6 RESERVATION OF RIGHTS. Subject to the foregoing, Licensor reserves and shall have the right to use, copy, revise, and recompile the Licensed Technology, the Licensed Marks, Manufacturing Instructions and the Software and to manufacture and supply the UV

         Treatment Systems within the Territory. Nothing in this License Agreement is intended to, nor shall it, limit or impair Licensor's rights with respect to the UV Treatment Systems, Licensed Technology, Licensed Marks, Manufacturing Instructions or Software anywhere outside the Territory. Without limiting the foregoing, nothing in this License Agreement is intended to, nor shall it, limit or impair the Licensor's rights to use or act within the Territory with respect to the UV Treatment Systems, Licensed Technology, Licensed Marks, Manufacturing Instructions or Software, to the extent such use or act has effect exclusively outside the Territory.

                                   Article III
                                    TERRITORY

         The licenses granted under this License Agreement shall be limited to the Territory, unless otherwise agreed in writing by the parties.

                                   Article IV
                                   SUBLICENSE

4.1 BY LICENSEE. Licensee shall be permitted to sublicense the rights granted to it herein in connection with the Licensed Marks, the Software, the Manufacturing Instructions and the Licensed Technology to any member of the Chem-Feed Group Companies, and, with the consent of the Licensor, which consent may be withheld by Licensor for any or no reason, to a third party. Any grant of a sub-license shall be in accordance with the terms of this Agreement. No grant of a sublicense shall be effective unless and until any sublicensee by written instrument reasonably acceptable to Licensor expressly assumes all of Licensee's obligations under this Agreement and agrees to be bound by all of the restrictions and limitations imposed upon Licensee under this Agreement. No grant of a sublicense pursuant to this Section 4.1 shall relieve Licensee of responsibility for the satisfaction of its obligations hereunder. Licensee shall promptly deliver to Licensor a true and correct copy of each and every sublicense entered into by Licensee and shall promptly advise Licensor of any modifications or termination of each sublicense. Each and every sublicense shall expressly provide that it shall terminate coincidentally with termination of this Agreement for any reason, whereupon it shall revert to Licensor.

4.2 BY LICENSOR. Licensor shall be permitted to license any of the rights reserved by it herein to any Person. SSI and UVST shall be permitted to transfer the Licensed Technology and Licensed Marks from one to the other, provided that any such transfers shall be subject to the rights of Licensee under this License Agreement.

                                    Article V
                                    ROYALTIES

5.1 ROYALTY. Licensee hereby agrees to pay to Licensor a royalty for the Licensed Technology equal to five percent (5%) of the Licensee Selling Price with respect to any UV Treatment System manufactured or supplied by or through Licensor (it being understood that the license granted herein to use the Licensed Marks shall be royalty-free). In the event that any UV Treatment System is instead manufactured or supplied by or through Licensee, Licensee shall pay to Licensor a royalty for the Licensed

         Technology based on the aggregate sales of UV Treatment Systems manufactured or supplied by or through Licensee during the term of this License Agreement, as set forth below:


                        Aggregate Sales during term of Agreement                        Percentage of
                             where manufacture or supply is                         Licensee Selling Price
                                 by or through Licensee
                             $0 to and including $7,500,000                                 5.0 %
                         $7,500,001 to and including $15,000,000                            7.5 %
                                    Over $15,000,000                                        10.0 %


5.2 ACCRUAL AND PAYMENT OF ROYALTIES. The royalty described in this Article shall accrue when a UV Treatment System (other than a Pilot System) is sold or leased by Licensee or its sublicensee. No royalties shall be remitted to Licensor by Licensee for a Pilot System. A UV Treatment System is sold or leased upon Commissioning and First Beneficial Use of the UV Treatment System. Licensee shall remit royalties due to Licensor hereunder within thirty (30) calendar days of Commissioning and First Beneficial Use. All royalties due hereunder shall be paid in United States Dollars . All royalty payments shall be sent to SSI at the address specified in or pursuant to Article XIV. Licensor shall be responsible for apportionment of royalties between SSI and UVST.

5.3 ACCOUNTING. Licensee shall keep complete, true, and correct books of account containing a current record of leases, sales, and other data in sufficient detail to enable the royalties payable under this Agreement to be computed and verified. Licensee further agrees to permit an independent certified public accountant, reasonably acceptable to Licensee, at Licensor's sole cost, to have access to such books for inspection. Such inspection shall occur not more than twice per year during a period commencing with the Effective Date of this Agreement and ending one year after all orders booked by WT prior to termination have been finally accepted by the end user thereof, and shall take place during normal business hours on Licensee's premises or wherever relevant records are found, on a date selected by Licensor and approved by Licensee (which approval shall not be unreasonably withheld).

5.4 TECHNOLOGY AND KNOW HOW LICENSE. This Agreement is, in part, a license of copyrights, trade secrets, and know how incorporated into the Licensed Technology. Except to the extent prohibited by law, Licensee agrees that it will not question or challenge, directly or indirectly, the validity of the Licensed Patents or assist any person in doing so.

                                   Article VI
                                 CONFIDENTIALITY

         Pursuant to this Agreement, the parties may provide Confidential Information to each other. All Confidential Information shall be treated in accordance with this Article.

6.1 DEFINITION. "Confidential Information" is defined as any written or other tangibly reduced information or oral information that is proprietary to a party and is disclosed or made available by a party to another party during the negotiations or due diligence that preceded the execution of, or during the term of, this Agreement. Confidential Information shall include, without limitation, all proprietary information contained in the Licensed Technology, Licensed Marks, Software or Manufacturing Instructions, including trade secrets, and know-how, and any flow-charts, logic diagrams, or manuals related to the Licensed Technology, Licensed Marks, Software or Manufacturing Instructions; a party's other patents, trade secrets, and know-how; processes, formulae, techniques, and methodologies; inventories; products or processes under development, product plans, strategies, and forecasts; all personal data regarding the parties' employees or other individual agents and clients; any other confidential information of, about, or concerning the current or future business of the parties; and other information clearly marked with a "confidential", "proprietary", or similar legend.

6.2 NON-DISCLOSURE. Unless otherwise previously authorized in writing by the party having the proprietary interest in the Confidential Information (hereinafter called the "Disclosing Party"), the party receiving the Confidential Information (hereinafter called the "Receiving Party") agrees to retain the Confidential Information in confidence, not to disclose the Confidential Information to any third party, except as provided below, and not to use the Confidential Information other than in accordance with this Agreement or the Strategic Alliance Agreement. Notwithstanding any other provision of this Agreement, the Receiving Party shall not be restricted from disclosing Confidential Information of the Disclosing Party if legally required to do so, provided that the Receiving Party shall have given reasonably prompt notice to the Disclosing Party of any judicial, administrative or other legal process purporting to require disclosure and shall have reasonably cooperated with the Disclosing Party to attempt to afford the Disclosing Party an opportunity to participate, at the Disclosing Party's own expense, in such process for the purpose of preventing or limiting the disclosure.

6.3 STANDARD OF CARE. With respect to the Disclosing Party's Confidential Information, the Receiving Party shall use the same degree or care that it uses to protect its own Confidential Information, but in no case less than a reasonable degree of care under the circumstances, to limit dissemination of the Confidential Information to such of its employees, agents, independent contractors or other representatives who have a need to know in furtherance of this Agreement, and who have been informed of, and have agreed to abide by the confidentiality obligations stated in this Article. The Receiving Party agrees to use commercially reasonable efforts to take such action as may be necessary to cause its employees, agents, independent contractors and other representatives to comply with the terms of this Agreement.

6.4 NON-INCLUSION. Notwithstanding any other provision of this Agreement, the Disclosing Party acknowledges that Confidential Information shall not include any information which:

                  i. was in the public domain at the time it was disclosed or made available to the Receiving Party by the Disclosing Party;

                  ii. was known to the Receiving Party prior to the time it was disclosed or made available to the Receiving Party by the Disclosing Party, as shown by written evidence in the Receiving Party's possession at the time of disclosure;

                  iii. becomes part of the public domain through no fault of the Receiving Party, its employees, agents, independent contractors or other representatives;

                  iv. becomes available to the Receiving Party on a non-confidential basis subsequent to its disclosure to the Receiving Party by the Disclosing Party, but only if Receiving Party believes in good faith that the source of such information is not in violation of confidentiality, contractual, legal, fiduciary, or other obligations; or

                  v. is explicitly approved for release by written authorization of the Disclosing Party.

6.5 RETURN. The Receiving Party agrees to return to the Disclosing Party upon termination of this Agreement all writings or other materials containing, referring to, or summarizing Confidential Information referred to in Section 6.1.

6.6 NO LICENSE. No license in the Confidential Information, other than as expressly provided in this Agreement, is granted to the Receiving Party, except that the Receiving Party shall have the right to use Confidential Information in the manner and to the extent necessary to perform the obligations of the Receiving Party under this Agreement and the Strategic Alliance Agreement.

6.7      SURVIVAL. This Article VI shall survive termination of this Agreement.

                                   Article VII
               PROTECTION OF INTELLECTUAL AND INDUSTRIAL PROPERTY

7.1 RESPONSE TO INFRINGEMENT BY THIRD PARTIES. The parties shall have the following obligations with respect to infringement of the Licensed Marks or the rights contained in the Licensed Technology:

         7.1.1 NOTICE. If during the term of this Agreement, either party becomes aware of any third party alleged infringement, infringement, threatened infringement, or misappropriation of any Licensed Mark or any proprietary right in the Licensed Technology in the Territory (an "Infringement"), the party having such knowledge shall promptly give the other party written notice with all available details.

         7.1.2 LICENSOR RIGHT. At its option, Licensor may, but shall not be obligated to, bring suit in its name or in the name of Licensee, if necessary, to restrain such Infringement (an "Infringement Action") and to recover lost profits and damages, at its own expense. Licensee agrees to be joined, as is necessary, as a party plaintiff to any such Infringement Action, represented by counsel of its own choice. All of Licensee's costs associated with any such Infringement Action that Licensee has joined as of necessity shall be reimbursed by Licensor. Regardless of whether the joining of Licensee as a co-plaintiff is necessary, License shall have the right to be joined as a co-plaintiff in any such Infringement Action. All of Licensee's costs associated with any such Infringement Action that Licensee has joined as of right and not as of necessity shall be borne by Licensee. Licensee also agrees to co-operate, in ways other than as a party plaintiff, in the prosecution of such Infringement Action as is reasonably necessary. All reasonable costs associated with any such co-operation shall be borne by Licensee. If Licensor maintains an Infringement Action, Licensor shall have the right to control prosecution and to settle and compromise the Infringement Action, with the consent of the Licensee, which consent shall not be unreasonably withheld.

         7.1.3 RECOVERY. In the event that any monetary recovery is obtained in connection with such Infringement Action maintained in accordance with Section 7.1.2 above, such recovery shall be applied in the following priority:

                  (1) to reimburse Licensor and Licensee (to the extent not already reimbursed or paid for by Licensor) in proportion to and up to the extent of their out-of-pocket expenses (including attorneys' fees) in prosecuting such an Infringement Action;

                  (2) to be shared by Licensor and Licensee in proportion to and up to the extent of any damages established, including but not limited to Licensee's lost profits and Licensor's lost royalties; and

                  (3) the balance, if any, shall be shared equally by Licensor and Licensee.

         7.1.4 LICENSEE RIGHT. If Licensor is unsuccessful in causing the infringing party to terminate the Infringement or fails to institute an Infringement Action, or if Licensor notifies Licensee of its intention not to bring such an Infringement Action within ninety (90) days of receiving notice of the Infringement, then Licensee shall have the right, but shall not be obligated, to take legal action (in its own or in Licensor's name), at its own expense. In any such action, Licensor shall cooperate with Licensee at Licensor's expense and Licensor may, at its own expense, be represented by counsel of its own choice. Licensee shall have the right to settle or compromise any such claims with the consent of Licensor which consent shall not be unreasonably withheld; and any recovery obtained in such action shall be applied in the priority specified in Section 7.1.2.

7.2 DEFENSE OF CLAIMS. The parties shall have the following obligations with respect to defense of claims for infringement in respect of the Licensed Marks or the rights contained in the Licensed Technology brought by third parties:

         7.2.1 NOTICE TO LICENSOR. If any patent, trademark, trade secret or other infringement action is brought or threatened in a country in the Territory ("Action") against Licensee or any sub-licensee or assignee of Licensee, to which sub-licensee or assignee rights in the Licensed Marks and the Licensed Technology have been granted by Licensee in accordance with this Agreement, because of actual or anticipated use, sale, or manufacture of the UV Treatment Systems or because of actual or anticipated use of the Licensed Marks, Licensee shall promptly notify Licensor and send Licensor copies of all papers that have been served.

         7.2.2 LICENSOR OBLIGATION. Once notified of any Action whether by Licensee or otherwise, Licensor shall promptly defend against any such Action, or if Action is a threatened action, respond accordingly under the circumstances. Licensee shall co-operate with Licensor during the pendency of any Action and any appeals. Licensor shall bear all costs related to its obligations under this Section and shall also be responsible for payment of Licensee's actual expenses in co-operating with Licensor in defense of or response to any Action.

         7.2.3 JUDGMENT. If as a result of an Action by a third party, Licensee is required to make changes in the UV Treatment Systems or the Licensed Marks, or is required to make payment to any third parties, Licensee shall be entitled to offset against royalty payments due to Licensor under this Agreement, any and all such costs and expenses incurred by Licensee.

         7.2.4 LICENSEE RIGHT. If Licensor fails to fulfill its obligation under Section 7.2.2 above, to respond to or defend against an Action, Licensee shall have the right but not the obligation to respond to or defend the Action itself. Licensor shall cooperate with Licensee in any such response or defense at Licensor's sole expense. Licensee shall have the exclusive right to settle or compromise any such claims without the consent of Licensor. Licensor shall promptly reimburse Licensee for all costs and expenses incurred by Licensee in responding to or defending an Action.

7.3 APPLICATION TO LICENSEE'S TRADEMARK. The provisions of Section 7.2 shall apply with respect to defense of claims for infringement brought by third parties in respect of the "USFilter-Registered Trademark-" trademark with which the UV Treatment Systems are co-branded pursuant to Section 6.9 of the Strategic Alliance Agreement or the Licensee's trademark as referred to in Section 8.1 of this Agreement, provided that for such purposes, references to the Licensed Marks shall be interpreted as if they are references to the "USFilter-Registered Trademark-" mark, references to the Licensor shall be interpreted as if they are references to the Licensee, and references to the Licensee shall be interpreted as if are references to the Licensor.

7.4      SURVIVAL. This Article VII shall survive termination of this Agreement.

                                  Article VIII
                              TRADEMARK AND MARKING

8.1 TRADEMARKS. The parties agree that with respect to the UV Treatment Systems sold or leased for installation within the Territory pursuant to this Agreement, all such UV Treatment Systems shall have the Licensed Marks (to the extent that Licensee has continuing rights to use the Licensed Marks) and Licensee's "USFilter-Registered Trademark-" trademark affixed to them and their packaging. Licensor acknowledges that Licensee shall own all of Licensee's trademarks, and that Licensor shall not receive any rights of ownership in or any licenses with respect to Licensee's trademarks by virtue of this Agreement.

8.2 MARKING. The party manufacturing or supplying the UV Treatment Systems covenants and agrees to affix to each UV Treatment System manufactured or supplied by it, where appropriate, a legible notice indicating Licensor's patent rights and any patent numbers utilized in manufacturing the UV Treatment Systems in accordance with, and such other notice as may be legally required under the applicable laws of the Territory.

                                   Article IX
                              MAINTENANCE OF RIGHTS

9.1 MAINTENANCE. Licensor shall, at its own expense, use its best efforts to maintain the Licensed Patents and Licensed Marks. Where, in the reasonable judgment of Licensor, there are sufficient sales or potential sales within any country in the Territory to justify doing so, Licensor shall at its own expense (a) use commercially reasonable efforts to (i) obtain patents from the Licensed Patent Applications, and (ii) ensure that any rights granted by any third parties to Licensor in the Licensed Marks and the Licensed Patents are properly recorded with the appropriate recording body within that country, and
         (b) cause Licensee to be listed within that country as a registered user of the Licensed Technology or component thereof, and of the Licensed Marks.

9.2 COOPERATION. Licensee shall cooperate fully with the efforts of Licensor under Section 9.1 above, which efforts shall be made at the Licensor's expense.

9.3 FAILURE. In the event that Licensor fails to perform its obligations under this Article 9, Licensee shall have the right, in addition to any other remedies for such breach(es), but not the obligation, to perform such obligations on Licensor's behalf, at Licensor's expense, and, as may be required by applicable law, in Licensor's name. In the event that Licensee performs any of such obligations on Licensor's behalf, Licensor shall promptly reimburse Licensee for all and any expenses it incurs in performing such obligations. Licensor hereby grants to Licensee such irrevocable powers-of-attorney as may be necessary or convenient during the term of this Agreement for Licensee to perform any of such obligations in any country in the Territory.

                                    Article X
                              TERM AND TERMINATION

10.1     TERM. Unless otherwise earlier terminated in accordance with this
         Article 10 pursuant to this Agreement, this Agreement and the licenses granted hereunder shall continue to be in force for a period of (10) years from the Effective Date of this Agreement. UNLESS

         EITHER PARTY GIVES SIX (6) MONTHS NOTICE OF NON-RENEWAL, this Agreement shall be renewed automatically for SUCCESSIVE (1) one year periods OR FOR SUCH LONGER PERIODS AS ARE MUTUALLY AGREED BY THE PARTIES IN WRITING.

10.2 MUTUAL AGREEMENT. The parties may agree by mutual consent to terminate this Agreement and the rights granted hereunder at any time, with such termination to be effective on the date mutually agreed in writing by the parties.

10.3 BREACH OR DEFAULT. Either party may terminate this Agreement upon (30) thirty days written notice to the other party upon the occurrence of
         (1) a material breach of any representation or warranty made by the other party in this Agreement or (2) any default in the performance of the other party's obligations under this Agreement which default remains uncured for ninety (90) days after notice of such default given to the other party.

10.4 TERMINATION OF STRATEGIC ALLIANCE AGREEMENT. Either party may terminate this Agreement in the event of the termination of the Strategic Alliance Agreement in accordance with the terms of the Strategic Alliance Agreement; provided, however, that notwithstanding anything contained in this Agreement, if the Strategic Alliance Agreement is terminated by reason or as a consequence of or in connection with the Insolvency of either UVST or SSI, or is terminated wrongfully for any reason by either UVST or SSI, this Agreement shall remain in effect until termination of this Agreement in accordance with the terms hereof.

10.5 INSOLVENCY, BANKRUPTCY, ETC. The Agreement also may be terminated in accordance with the following:

         10.5.1 BY LICENSEE. In the event that either UVST or SSI undergoes Insolvency, or in the event of the bankruptcy trustee's rejection of this Agreement under section 365(n) of the Bankruptcy Code, Licensee shall have the right to terminate this Agreement. Licensor agrees that Licensor shall not have the right to terminate this Agreement upon the occurrence of the Insolvency of either SSI or UVST.

         10.5.2 BY LICENSOR. In the event that Licensee undergoes Insolvency, Licensor shall have the right to terminate this Agreement.

10.6 EFFECTIVE DATE OF TERMINATION. Notwithstanding the foregoing, any termination of this Agreement shall not be effective with respect to any order booked by Licensee and until each order booked by Licensee has been finally accepted by the end user thereof.

                                   Article XI
                                   BANKRUPTCY

         All rights and licenses granted in Licensed Technology under or pursuant to this Agreement by Licensor to Licensee are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(56) of the U.S. Bankruptcy Code. The parties agree that Licensee, as a licensee of such rights and licenses in the Licensed Technology, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. The parties further agree that, in the event that any proceeding shall be instituted by or against Licensor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization, or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, interim receiver, trustee or other similar official for it or any substantial part of its property or Licensor shall take any action to authorize any of the foregoing actions, Licensee shall have the right to retain and enforce its rights under this Agreement, including but not limited to the right to continue to use the Licensed Technology and all versions, improvements, and derivatives thereof, in accordance with the terms and conditions of this Agreement.

                                  Article XII
                         REPRESENTATIONS AND WARRANTIES

12.1 BY LICENSOR. Licensor hereby makes the following representations and warranties to Licensee:

         12.1.1 AUTHORITY AND NO VIOLATION. UVST is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia, Canada, SSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, United States of America, and both have the full right, power and authority to enter into and perform this Agreement and to grant all of the rights, powers and authorities granted herein. The execution, delivery, and performance of this Agreement do not conflict with, violate, or breach any agreement to which Licensor is a party or Licensor's incorporating documents or by-laws.

         12.1.2 NON-INFRINGEMENT AND VALIDITY. Licensor is the sole and exclusive owner of, or that if otherwise has the right to grant all of the licenses granted herein to Licensee in, the Licensed Marks and all the rights in the Licensed Technology, Software, and Manufacturing Instructions, all of which are and shall be unencumbered by any liens, security interests, or other rights or claims by any third party that would have a material adverse effect on or would materially interfere with the Licensee's rights granted hereunder in and to the Licensed Technology, Software and Manufacturing Instructions. The Licensed Marks and all the rights in the Licensed Technology, Software, and Manufacturing Instructions are valid and enforceable, have not been and, to the best of Licensor's knowledge, are not being, infringed by any third party in the Territory, and that using the Licensed Marks and the Licensed Technology, Software, and Manufacturing Instructions, or using, making, selling, or promoting the UV Treatment Systems or any parts thereof within the Territory are not and shall not be an infringement of any patent, trademark, trade secret or any other proprietary right of any third party.

12.2 BY LICENSEE. Licensee hereby makes the following representations and warranties to Licensor: Licensee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, United States of America, with the full right, power and authority to enter into and perform this Agreement. The execution, delivery, and performance of this Agreement do not conflict with, violate, or breach any agreement to which Licensee is a party or Licensee's incorporating documents or by-laws.

12.3     SURVIVAL. This Article XII shall survive termination of this Agreement.

                                  Article XIII
                                 INDEMNIFICATION

13.1 BY LICENSOR. Licensor shall at all times during and after the term of this Agreement be responsible for, and shall defend, indemnify, and hold Licensee, its employees, officers and directors, and their respective Affiliates, harmless from and against any and all losses, claims, suits, proceeding, expenses, recoveries, and damages, including all legal expenses and costs including attorneys' fees, arising out of any claim by a third party relating to the Licensed Technology, Software, Manufacturing Instructions, the UV Treatment Systems, or the Licensed Marks, or any aspect of the performance of this Agreement, to the extent such liability results (1) from a claim of infringement by the Licensed Technology, Software, Manufacturing Instructions, UV Treatment Systems or Licensed Marks, or any of them, as created or modified by the Licensor of a patent, trademark, or other proprietary right, (2) from a product liability claim, to the extent the defect giving rise to such claim is attributable either to (i) defects in the Licensed Technology, Licensed Marks, Software, Manufacturing Instructions or UV Treatment System unmodified by Licensee or its sublicensees or assigns; (ii) defects in the manufacturing or workmanship of a UV Treatment System, component or part manufactured or supplied by Licensor; (3) from any negligent act or omission or willful misconduct of Licensor or any of its sublicenses or assigns, or (4) from any breach of a representation or warranty made herein by Licensor.

13.2 BY LICENSEE. Licensee shall at all times during and after the term of this Agreement be responsible for, and shall defend, indemnify and hold Licensor, its employees, officers and directors, and their respective Affiliates, harmless from and against any and all losses, claims, suits, proceedings, expenses, recoveries, and damages, including all legal expenses and costs including attorneys' fees, arising out of any claim by a third party relating to the Licensed Technology, Software, Manufacturing Instructions, the UV Treatment Systems, or the Licensed Marks, or the Licensee's trademarks or any aspect of the performance of this Agreement, to the extent such liability results (1) from any modification by Licensee or any of its sublicensees or assigns of Licensed Technology, Software, Manufacturing Instructions, the UV Treatment Systems, or the Licensed Marks; (2) from the Licensee's trademarks, or any of them; (3) from a product liability claim to the extent the defect giving rise to such claim is attributable either to
         (i) modifications in the Licensed Technology, Licensed Marks, Software, Manufacturing Instructions or UV Treatment Systems made by Licensee or any of its sublicensees or assigns; (ii) defects in the manufacturing or workmanship of a UV Treatment System, component or part manufactured or supplied by Licensee or any of its sublicensees or assigns, or any UV Treatment System, component or part manufactured or supplied by Licensee or any of its sublicensees or assigns; (4) from any negligent act or omission or willful misconduct of Licensee or any of its sublicensees or assigns; or (5) from any breach of a representation or warranty made herein by Licensee.

13.3 LIMITATIONS ON DAMAGES. Notwithstanding any other provision hereof, neither Licensor nor Licensee shall be liable under this Article XIII for any special, indirect, consequential or punitive damages.

13.4     MATTERS INVOLVING THIRD PARTIES.

         13.4.1 If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Article XIII, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

         13.4.2 Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (a) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (b) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (c) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (d) in the good faith judgment of the Indemnified Party, the Indemnifying Party's defense of the Third Party claim does not involve a material conflict of interest between the Indemnifying Party and the Indemnified Party, and also that settlement of, or an adverse judgment with respect to, the Third Party Claim is not likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (e) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

         13.4.3 So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 13.4.2 above,
                  (a) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (b) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (c) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably). In the event any of the conditions in
                  Section 13.4.2 above is or becomes unsatisfied, however, (a) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (b) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (c) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified
         Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article XIII.

13.5 CONFLICT. To the extent that any provision of this Article conflicts with the provisions of Article VII of this Agreement, the provisions of
         Article VII shall govern.

13.6 SURVIVAL. This Article XIII shall survive termination of this Agreement.

                                   Article XIV
                                     NOTICES

         All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then upon the date of first attempted delivery on a business day in the jurisdiction where delivery is attempted ) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:


         If to Licensee:                                      Copy to:
         ---------------                                      --------

         U.S. Filter/Wallace & Tiernan, Inc.         United States Filter Corporation
         1901 West Garden Road                       181 Thorn Hill Road
         Vineland, N.J.  08360                       Warrendale, PA 15086
         Attn:  Executive Vice President             Attn: Associate General Counsel
         Fax:  (856) 507-9347                        Fax: (724) 772-1420

         If to SSI:                                           Copy to:
         ----------                                           --------

         Service Systems International, Ltd.         Schuler, Messersmith, Daly & Lansdowne
         2800 Ingleton Avenue                        4300 San Mateo, NE, Suite B380
         Burnaby, B.C.                               Albuquerque, NM 87110
         Canada V5C 6G7
         Attn:  President                            Attn: Alison K. Schuler, Esq.
         Fax:  (604) 451-1072                        Fax: (505) 872-0900

         If to UVST                                           Copy to:
         ----------                                           --------

         UV Systems Technology, Inc.                 Alison K. Schuler, Esq.
         2800 Ingleton Avenue                        Schuler, Messersmith, Daly & Lansdowne
         Burnaby, B.C.                               4300 San Mateo, NE, Suite B380
         Canada V5C 6G7                              Albuquerque, NM  87110
         Attn:  President
         Fax:  (604) 451-1072                        Fax: (505) 872-0900


Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

                                   Article XV
                 ARBITRATION AND ALTERNATIVE DISPUTE RESOLUTION

15.1 DISPUTE RESOLUTION. The procedures specified in this Article 15 shall be the sole and exclusive procedures for the resolution of disputes between the parties (a) arising out of or relating to this Agreement or
         (b) arising out of questions pertaining to the enforceability and validity of the License Agreement; provided, however, that a party, without prejudice to these procedures, may seek a preliminary injunction or other provisional relief if, in its sole judgment, such action is deemed necessary to avoid irreparable damage or to preserve the status quo. During such action, the parties will continue to participate in good faith in the procedures specified in this Article 15.

15.2 GOOD FAITH. The Parties will attempt in good faith to resolve any claim or controversy arising out of or relating to the execution, interpretation or performance of this Agreement (including the validity, scope and enforceability of the provisions contained in this
         Article 15) promptly by good faith negotiations between senior management officials of the Parties.

15.3 NO RESOLUTION. In the event that any such claim or controversy has not been resolved after good faith negotiation pursuant to Section 15.1, the parties agree to submit to non-binding mediation, each at its own expense, upon the request of the other party prior to the commencement of arbitration pursuant to Section 15.4.

15.4 ARBITRATION. In the event that any such claim or controversy has not been resolved after good faith negotiation pursuant to Section 15.2 or mediation pursuant to Section 15.3, the dispute shall upon written notice by either Party to the other, be finally settled by arbitration under the applicable rules of the American Arbitration Association
         (AAA), or other rules if agreed, and the provisions of the United States Federal Arbitration Act, as modified below:

         (a) The arbitration shall be heard by a single independent and impartial arbitrator, who shall be selected by two other arbitrators, one of whom shall be selected by Licensee and one of whom shall be selected by Licensor, provided that all such arbitrators shall be selected from a list of neutral arbitrators, supplied by the AAA.

         (b) The arbitration proceedings shall be conducted in Chicago, Illinois.

         (c) Any party may seek interim or provisional remedies under the Federal Rules of Civil Procedure and the United States Federal Arbitration Act as necessary to protect the rights or property of the party pending the decision of the arbitrators.

         (d) The parties shall allow and participate in limited discovery for the production of documents and taking of depositions. All discovery shall be completed within sixty (60) days following the filing of the answer or other responsive pleading. Unresolved discovery disputes shall be brought to the attention of the arbitrator and may be disposed of by him.

         (e) Each party shall have up to 50 hours to present evidence and argument in a hearing before the arbitrator, provided that he may establish such longer terms for presentations as he deems appropriate.

         (f) The arbitrator shall apply, and Licensor and Licensee expressly agree and acknowledge that the arbitrator shall apply,
         Section 365(n) of the U.S. Bankruptcy Code to all questions pertaining to the enforceability and validity of the License Agreement in case of a rejection, disaffirmation, breach, or a termination of the License Agreement upon the Insolvency of UVST or SSI.

         (g) The arbitration decision shall be rendered by the arbitrators within fifteen (15) business days after conclusion of the hearing of the matter, shall be in writing and shall specify the factual and legal basis for the decision. Judgment thereof may be entered in any court having jurisdiction thereof.

         (h) The arbitrator is empowered to order money damages in compensation for a party's actual damages, specific performance or other appropriate relief to cure a breach; provided, however, that the arbitrators will have no authority to award special, punitive or exemplary damages, or other money damages that are not measured by the prevailing party's actual damages.

15.5 CONTINUING PERFORMANCE. Each party shall continue to perform its obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement, unless to do so would be commercially impossible or impractical under the circumstances.

                                   Article XVI
                                  MISCELLANEOUS

16.1 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof, and this Agreement may not be modified, amended or otherwise changed in any manner except by a written instrument executed by the parties.

16.2 SEVERABILITY. In the event any one or more provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain valid and unenforceable, and each invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable provision, which, being valid, legal and enforceable, comes closest to reasonably complying with the intentions of the parties hereto in agreeing to such invalid, illegal or unenforceable provision.

16.3 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

16.4 NO RELATIONSHIP. This Agreement does not create any partnership or agency between the parties hereto and nothing in this Agreement may be construed as evidence of any partnership or agency.

16.5 JOINT AND SEVERAL LIABILITY. SSI and UVST shall be jointly and severally liable to Licensee for the accuracy of each representation and warranty made by Licensor and for the performance of each covenant and obligation of Licensor herein.

16.6 CHOICE OF LAW AND FORUM. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties agrees that any legal action commenced by any party to this Agreement shall be brought in either the United States District Court in and for the District of Delaware or the Chancery Court in and for New Castle County, Delaware and consents to the personal jurisdiction of such courts in any such action over the parties. If, contrary to the provisions of this Section 16.6, any party commences any legal action involving this Agreement or the transactions contemplated by this Agreement in any forum other than either of those specified above, each other party shall be entitled to the dismissal of such action based upon the agreement of the parties contained in this
         Section 16.6.

16.7 WAIVER. A waiver by any party to this Agreement of any of its terms or conditions, or a default, misrepresentation, or breach of warranty or covenant in any one instance shall not be deemed or construed to be a general waiver of such terms or conditions or a waiver of any prior subsequent default, misrepresentation, or breach of warranty or covenant.

16.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument, provided, however, that the several counterparts in the aggregate shall have been signed by all of the parties hereto.

16.9 INCORPORATION. Exhibit A is hereby incorporated into and made a part of this Agreement.

                                      * * *

         IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed by their duly authorized representatives on the dates indicated below.


SERVICE SYSTEMS INTERNATIONAL, LTD.

By:
   --------------------------------

Name:
     ------------------------------

Title:
      -----------------------------

Date:
     ------------------------------

UV SYSTEMS TECHNOLOGY, INC.

By:
   --------------------------------

Name:
     ------------------------------

Title:
      -----------------------------

Date:
     ------------------------------


U.S. FILTER/WALLACE AND TIERNAN, INC.

By:
   --------------------------------

Name:
     ------------------------------

Title:
      -----------------------------

Date:
     ------------------------------

                          EXHIBIT A TO LICENCE AGREEMENT

                                 TRUST AGREEMENT

                                                  EXHIBIT A TO LICENSE AGREEMENT

                                 TRUST AGREEMENT

         This Trust Agreement (the "Agreement"), is made as of this 25th day of January 2001 (the "Effective Date"), by and between Service Systems International, Ltd., a corporation organized under the laws of the State of Nevada, United States of America ("SSI") and its wholly owned subsidiary, UV Systems Technology, Inc., a corporation organized under the laws of the Province of British Columbia, Canada ("UVST") (collectively, the "Licensor"), Fort Knox Escrow Services, Inc., a corporation organized under the laws of the State of Georgia, United States of America, ("Fort Knox"), and U.S. Filter/Wallace and Tiernan, Inc., a corporation organized under the laws of the State of Delaware, United States of America (the "Licensee").


         WHEREAS, Licensee and SSI have entered into a Strategic Alliance Agreement of even date herewith (the "Strategic Alliance Agreement");

         WHEREAS, Licensor and Licensee have entered into a license agreement of even date herewith for the license to Licensee of certain intellectual property, including software and manufacturing instructions related to the UV Treatment Systems in furtherance of the Strategic Alliance Agreement (the "License Agreement"); and

         WHEREAS, Licensor is the owner of certain computer software and proprietary manufacturing instructions; and

         WHEREAS, pursuant to and in furtherance of the License Agreement, Licensor desires Fort Knox to hold a copy of the computer software and proprietary manufacturing instructions in trust for the benefit of Licensee, and, upon certain events, to transfer legal title to, and possession of, the copy of the computer software and the proprietary manufacturing instructions to Licensee, in accordance with the terms hereof;

         NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1.       DEFINITIONS.

         1.1 "Deposited Materials" shall mean a sealed package or sealed packages containing one copy of each of (a) the Software and
                  (b) the Manufacturing Instructions, as defined herein and as identified in Exhibit B hereto.

         1.2 "Insolvency" shall mean any of the following events or occurrences:

                  (a) A receiver, interim receiver, conservator, custodian, liquidator or trustee of a party or of all or any of the property of a party is appointed by court order; or an order for relief is entered under the bankruptcy laws of any jurisdiction with respect to a party; or any of the party's material property is sequestered by court order; or a petition is filed against a party under the bankruptcy, reorganization, arrangement, insolvency, readjustment or compromise of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within ninety
                  (90) days after such filing;

                  (b) A party files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment or compromise of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law; or

                  (c) A party makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, interim receiver, conservator, custodian, liquidator or trustee of the party, or of all or any part of its property.

         1.3 "Manufacturing Instructions" shall mean the documentation setting out in comprehensive form the entire process for manufacturing the UV Treatment Systems, as defined in the License Agreement, which documentation shall provide sufficient instruction for a person reasonably skilled in the industry to manufacture the UV Treatment Systems, including all Updates, as defined herein.

         1.4 "Software" shall mean the sizing software known as "Generic System Sizing" used to specify the combination and size of UV Treatment Systems needed to meet the requirements of customers, and/or the software used to operate UV Treatment Systems, as the context requires, on magnetic tapes, disks, disk packs, CDs, DVDs, or other forms of media, in machine readable form, as well as the source code, if any, of such software and the written documentation prepared in connection therewith, and any Updates, as defined herein.

         1.5 "Updates" shall mean each modification, update, new release, or revision to the sizing software and any accompanying documentation, or to the proprietary manufacturing instructions, which (a) corrects errors, problems, or defects caused by or resulting from an incorrect functioning of the software or (b) provides other updates.

2.       DELIVERY AND SETTLEMENT OF TRUST BY LICENSOR.

         2.1 DELIVERY AND SETTLEMENT. Licensor hereby transfers to Fort Knox in trust legal title in and to the physical copies of, but not the proprietary or confidential information or intellectual property embodied or reflected in, the items comprising the Deposited Materials provided to Fort Knox from time to time in accordance with the terms of this Agreement. Licensor shall deliver to Fort Knox the Deposited Materials as follows: (a) within 15 days after execution of this Agreement, that portion of the Software known as "Generic System Sizing" and fabrication drawings for the structural and mechanical aspects of the UV Treatment Systems; (b) as soon as possible, but no later than 90 days after execution of this Agreement, that portion of the Software used to operate UV Treatment Systems (including, without limitation new SLR "Ultra Flow" units); and (c) as soon as possible, but no later than 120 days after execution of this Agreement, the remainder of the Manufacturing Instructions. Fort Knox shall hold the Deposited
Materials in trust for Licensee in accordance with the terms hereof. Fort
Knox shall have no obligation to verify the completeness or accuracy of the Deposited Materials except as stated in the Technical Verification Agreement
(if any) attached hereto as Exhibit C to this Agreement.

         2.2 RIGHT TO TRANSFER. Licensor hereby grants Fort Knox the right to transfer the Deposited Materials to Licensee upon the occurrence of a Release Event, as herein defined, for use by the Licensee in accordance with the License Agreement.

3.       DUPLICATION; UPDATES.

         3.1 In order to comply with the terms and provisions of this Agreement, Fort Knox, by notice to Licensor, may require Licensor to promptly duplicate the Deposited Materials.

         3.2 Licensor shall deposit with Fort Knox all Updates to the Deposited Materials within ten (10) days after the Updates are developed by or on behalf of Licensor. All Updates shall be deemed to be included in the definition of "Deposited Materials" for all purposes of this Agreement except in connection with Fort Knox's fees where such Updates will be subject to the charges set out in Exhibit A attached hereto. Fort Knox shall have no obligation to verify the accuracy or completeness of any Update(s) or to verify the content of any Update excepted as provided in Exhibit C to this Agreement.

4.       NOTIFICATION OF DEPOSITS.

         Simultaneous with the delivery to Fort Knox of the Deposited Materials, Licensor shall deliver to Fort Knox, with a copy to Licensee, a written statement specifically identifying all items deposited and stating that the Deposited Materials so deposited have been inspected by Licensor and are complete and accurate. Fort Knox shall, within ten (10) business days, send notification to Licensor that it has received from Licensor any version of the Deposited Materials.

5.       DELIVERY BY FORT KNOX.

         5.1 RELEASE EVENTS. Fort Knox shall deliver the Deposited Materials, or a copy thereof, to Licensee only in the event that:

                  (a) Licensor notifies Fort Knox to effect such delivery to Licensee at a specific address, the notification being accompanied by a check payable to Fort Knox in the amount of one hundred dollars ($100.00); or

                  (b)      Fort Knox receives from Licensee:

                           (i) written notification that SSI and UVST, directly or indirectly (a) are unable on a regular basis to manufacture and supply Systems sufficient to satisfy the minimum sales targets referred to in Section 2.3.3 of the Strategic Alliance Agreement on a timely basis (it being understood that for purposes of determining ability to manufacture and supply on a timely basis, that the longer of 12-14 weeks after release of approved drawings for fabrication and the commercially reasonable delivery requirement of the end user will be deemed to be a reasonable production schedule for shipment, and it being further understood that the Insolvency of SSI or UVST shall create a rebuttable presumption for purposes of this Agreement that SSI and UVST are unable on a regular basis to manufacture and supply Systems on a timely basis), or (b) for reasons within their control, are unable on a regular basis to ship spares within one week of an order by WT therefor (each, a "Release Event");

                           (ii) a copy of Licensee's notification to the Licensor of such Release Event in writing;

                           (iii)    a written demand that the Deposited
                  Materials be released and delivered to Licensee;

                           (iv) specific instructions from the Licensee for the delivery of the Deposited Materials; and

                           (v) a check payable to Fort Knox in the amount of one hundred dollars ($100.00).

         5.2      DELIVERY UPON NOTICE FROM LICENSOR.If the provisions of
Article 5.1(a) are satisfied, Fort Knox shall, within five (5) business days after receipt of the notification and check specified in Article 5.1(a), deliver the Deposited Materials in accordance with the applicable instructions.

         5.3 DELIVERY UPON NOTICE FROM LICENSEE.Immediately upon receipt of a notice referred to in Article 5.1(b)(i) or a demand referred to in Article 5.1(b)(iii), Fort Knox shall send to Licensor a legible photostatic copy of such notice or demand. Within five (5) business days after receipt of any other documents specified in Article 5.1(b), Fort Knox shall send to Licensor a legible photostatic copy of all such documents. Licensor shall have ten (10) days from the date on which it receives such documents ("Objection Period") to notify Fort Knox of its objection ("Objection Notice") to the release of the Deposited Materials to Licensee and to request that the issue of Licensee's entitlement to a copy of the Deposited Materials be submitted to arbitration in accordance with Article 7. If Fort Knox receives such an Objection Notice, Fort Knox shall continue to store the Deposited Materials without release pending (a) joint instructions from Licensor and Licensee, or (b) resolution of the dispute pursuant to this Agreement. If, at the end of the Objection Period, Fort Knox has not received an Objection Notice from Licensor, then Fort Knox shall reasonably promptly deliver the Deposited Materials to Licensee in accordance with the instructions specified in Article 5.1(b)(iv).

         5.4 WITHDRAWAL OF OBJECTION. Licensor may, at any time prior to the commencement of arbitration proceedings, notify Fort Knox that it has withdrawn its Objection

Notice. Upon receipt of any such notice, Fort Knox shall reasonably promptly deliver the Deposited Materials to Licensee in accordance with the instructions specified in Article 5.1(b)(iv).

         5.5 TERMINATION UPON DELIVERY.Upon delivery of the Deposited Materials to Licensee, this Agreement shall terminate, and Fort Knox shall have no other obligation or responsibility to Licensee or Licensor in respect of the Deposited Materials.

6.       RIGHTS OF LICENSEE.

         Licensor and Fort Knox agree and acknowledge that upon delivery of the Deposited Materials to Licensee pursuant to this Agreement, Licensee shall have the right to use the Deposited Materials for the purpose of manufacturing or supplying the UV Treatment Systems in accordance with the License Agreement, including the rights to:

         (a) make copies of and use the Deposited Materials as required to manufacture the UV Treatment Systems;

         (b)      make revisions to the Deposited Materials;

         (c) recompile versions of the Software from the Deposited Materials, which recompiled versions shall be deemed to be extensions of the Software and subject to the terms of the License Agreement; and

         (d) reveal the Deposited Materials, or any part thereof, only to agents, employees or independent contractors of Licensee as reasonably required in order to use, maintain, implement, correct and/or update the Software;

PROVIDED THAT the foregoing and any other use of the Deposited Materials shall be only to the extent, and subject to the limitations and restrictions, set forth in the License Agreement.

7.       ARBITRATION.

         7.1 DISPUTE RESOLUTION. The procedures specified in this Article 7 shall be the sole and exclusive procedures for the resolution of disputes between the parties (a) related to the release of the Deposited Materials to the Licensee or (b) arising out of questions pertaining to the enforceability, interpretation, and validity of the Agreement; provided, however, that a party, without prejudice to these procedures, may seek a preliminary injunction or other provisional relief if, in its sole judgment, such action is deemed necessary to avoid irreparable damage or to preserve the status quo. During such action, the parties will continue to participate in good faith in the procedures specified in this Article 7.

         7.2 GOOD FAITH. The parties will attempt in good faith to resolve any claim or controversy arising out of or relating to the execution, interpretation or performance of this Agreement (including the validity, scope and enforceability of the provisions contained in this Article 7) promptly by good faith negotiations between senior management officials of the parties.

         7.3 NO RESOLUTION. In the event that any such claim or controversy has not been resolved after good faith negotiation pursuant to Section 7.2, the parties agree to submit to non-binding mediation, each at its own expense, upon the request of the other party or parties prior to the commencement of arbitration pursuant to Section 7.4.

         7.4 ARBITRATION. In the event that any such claim or controversy has not been resolved after good faith negotiation pursuant to Section 7.2 or mediation pursuant to Section 7.3, the dispute shall upon written notice by any party to the other(s), be finally settled by arbitration under the applicable rules of the American Arbitration Association (AAA), or other rules if agreed, and the provisions of the United States Federal Arbitration Act, as modified below:

                  (a) The arbitration shall be heard by a single independent and impartial arbitrator, who shall be selected by a number of other arbitrators equal to the number of parties to the dispute, each such other arbitrator to be selected by one party to the dispute, provided that all such arbitrators shall be selected from a list of neutral arbitrators, supplied by the AAA.

                  (b) The arbitration proceedings shall be conducted in Chicago, Illinois.

                  (c) Any party may seek interim or provisional remedies under the Federal Rules of Civil Procedure and the United States Federal Arbitration Act as necessary to protect the rights or property of the party pending the decision of the arbitrators.

                  (d) The parties shall allow and participate in limited discovery for the production of documents and taking of depositions. All discovery shall be completed within sixty (60) days following the filing of the answer or other responsive pleading. Unresolved discovery disputes shall be brought to the attention of the arbitrator and may be disposed of by him.

                  (e) Each party shall have up to 50 hours to present evidence and argument in a hearing before the arbitrator, provided that the arbitrator may establish such longer terms for presentations as he deems appropriate.

                  (f) The arbitrator shall apply, and Licensor, Fort Knox, and Licensee expressly agree and acknowledge that the arbitrator shall apply, Section 365(n) of the U.S. Bankruptcy Code to all questions pertaining to the enforceability and validity of this Agreement in case of a rejection, disaffirmation, breach, or a termination of the License Agreement or this Agreement upon the Insolvency of UVST or SSI.

                  (g) The arbitration decision shall be rendered by the arbitrator within fifteen (15) business days after conclusion of the hearing of the matter, shall be in writing and shall specify the factual and legal basis for the decision. Judgment thereof may be entered in any court having jurisdiction thereof.

                  (h) The arbitrator is empowered to order money damages in compensation for a party's actual damages, specific performance or other appropriate relief to cure a breach; provided, however, that the arbitrators will have no authority to award special, punitive or exemplary damages, or other money damages that are not measured by the prevailing party's actual damages. If the arbitration is settled prior to a decision by the arbitrators, Licensor and Licensee shall each pay fifty percent (50%) of Fort
         Knox's costs arising out of the arbitration, unless Fort Knox is determined to have committed fraud, negligence or intentional misconduct in connection with the performance of its obligations hereunder.

         7.5 CONTINUING PERFORMANCE. Each party shall continue to perform its obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement, unless to do so would be commercially impossible or impractical under the circumstances.

8.       DISPUTES AND INTERPLEADER.

         8.1 INTERPLEADER. In the event of any dispute between any of Fort Knox, Licensor, or Licensee relating to delivery of the Deposited Materials by Fort Knox or to any other matter arising out of this Agreement except a dispute subject to arbitration proceedings under Article 7, Fort Knox may submit the matter to any court of competent jurisdiction in an interpleader or similar action. Any and all costs incurred by Fort Knox in connection therewith, including reasonable legal fees and costs, shall be borne 50% by each of Licensor and Licensee, unless Fort Knox is determined to have committed fraud, negligence or intentional misconduct in connection with the performance of its obligations hereunder.

         8.2 NO LIABILITY OR OBLIGATION. Fort Knox shall perform any acts ordered by any court of competent jurisdiction, without any liability or obligation to any party hereunder by reason of such act.

9.       INDEMNIFICATION.

         Licensor and Licensee shall, jointly and severally, indemnify and hold harmless Fort Knox and each of its directors, officers, agents, employees and stockholders (collectively, the "Fort Knox Indemnitees") absolutely and forever, from and against any and all claims, actions, damages, suits, liabilities, obligations, costs, fees, charges, and any other expenses whatsoever, including reasonable attorneys' fees and costs (collectively referred to as a "Claim"), that may be asserted against any Fort Knox Indemnitee in connection with this Agreement or the performance of Fort Knox or any Fort Knox Indemnitee hereunder except where any such Claim arises out of the fraud, negligence, or intentional misconduct of a Fort Knox Indemnitee.

10.      CONFIDENTIALITY.

         Upon receipt of the Deposited Materials, the Fort Knox and Licensee herein shall maintain the Deposited Materials in strict confidence and shall use and disclose any portion only as reasonably appropriate to exercise their respective rights in the Deposited Materials, and each shall use the same degree of care it provides for its own confidential information, but in no case less than a reasonable degree of care, to protect the Deposited Materials as restricted, proprietary, and confidential. The foregoing is intended, and shall be interpreted, to supplement and not to limit or impair the obligations of confidentiality and non-disclosure which arise under the terms of the Strategic Alliance Agreement or the License Agreement.

11.      TERM AND RENEWAL.

         11.1 TERM. Unless otherwise earlier terminated in accordance with this Article 11, this Agreement hereunder shall continue to be in force for a period of (10) years from the Effective Date of this Agreement. UNLESS ANY PARTY GIVES SIX (6) MONTHS NOTICE OF NON-RENEWAL, this Agreement shall be renewed automatically for SUCCESSIVE (1) one year periods OR FOR SUCH LONGER PERIODS AS ARE MUTUALLY AGREED BY THE PARTIES IN WRITING.

         11.2     MUTUAL AGREEMENT AND TERMINATION OF STRATEGIC ALLIANCE
AGREEMENT.

                  (a) The parties may agree by mutual consent to terminate this Agreement and the rights granted hereunder at any time with such termination effective on the date mutually agreed in writing by the parties.

                  (b) Licensor or Licensee may terminate this Agreement in the event of the termination of the Strategic Alliance Agreement in accordance with the terms of the Strategic Alliance Agreement by providing notice to the other parties; provided, however, that notwithstanding anything contained in this Agreement, if the Strategic Alliance Agreement is terminated by reason of the Insolvency of either USVT or SSI and the License Agreement remains in effect, this Agreement shall remain in effect until termination of the License Agreement in accordance with the terms thereof, or until this Agreement is otherwise terminated in accordance with the terms hereof.

                  (c) Upon termination of this Agreement in accordance with terms of this Article 11.2, Fort Knox shall release and deliver the Deposited Materials to Licensor.

         11.3     BREACH BY OR INSOLVENCY OF FORT KNOX.

                  (a) Licensor and Licensee, by joint agreement, may terminate this Agreement upon fifteen (15) days notice to Fort Knox upon the occurrence of a material breach of this Agreement by Fort Knox which breach remains uncured for fifteen (15) days after notice of such breach to Fort Knox.

                  (b) Licensor or Licensee shall have the right to terminate this Agreement upon the Insolvency of Fort Knox by notice to the other parties.

                  (c) Upon termination of this Agreement in accordance with terms of this Article 11.3, Fort Knox shall release and deliver the Deposited Materials and transfer all of its interests therein to a successor escrow agent, as mutually agreed to by Licensor and Licensee.

         11.4 TERMINATION OF LICENSE AGREEMENT. This Agreement shall automatically terminate upon termination of the License Agreement in accordance with its terms. Upon termination of this Agreement in accordance with terms of this Article 10.4, Fort Knox shall release and deliver the Deposited Materials to Licensor.

         11.5 NON-PAYMENT TO FORT KNOX. In the event of non-payment of any fees or charges invoiced by Fort Knox in accordance with Article 13 below, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to the Licensee and, in such an event, the Licensee shall have the right to pay the unpaid fee within ten (10) days after receipt of notice from Fort Knox. If Licensee fails to pay in full all fees due during such ten (10) day period, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to Licensor and, in such event, Licensor shall have the right to pay the unpaid fee within ten (10) days of receipt of such notice from Fort Knox. Upon payment of the unpaid fee by either Licensor or Licensee, this Agreement shall continue in full force and effect until the end of the applicable term. Failure to pay the unpaid fee by both Licensor and Licensee shall result in termination of this Agreement. Upon termination of this Agreement in accordance with terms of this
Article 11.5, Fort Knox shall release and deliver the Deposited Materials to Licensor.

12.      FEES.

         12.1 PAYMENT. Fort Knox shall issue an invoice to Licensor following execution of this Agreement and Licensor shall be responsible for the fees and charges for the first year of this Agreement (the "Initial Invoice"), except for any Fees and Charges arising out of or in connection with the Technical Verification Agreement. Payment for the Initial Invoice shall be due upon receipt of the signed contract or Deposited Materials, whichever comes first. Fort Knox shall issue an invoice to Licensee and Licensee shall be responsible for the fees and charges arising out of or in connection with the Technical Verification Agreement and for each subsequent year during the term of this Agreement and in connection with the performance of any additional services hereunder. Payment shall be due thirty (30) day after receipt of invoices. All fees and charges are exclusive of, and the party responsible for the fees and charges shall be responsible for the payment of, all sales, use and like taxes.

         12.2 FEES UPON TERMINATION. In the event of termination of this Agreement in accordance with Articles 11.2 or 11.4 hereof, Licensee shall pay all fees due Fort Knox for services already rendered prior to termination.

13. REPRESENTATIONS AND WARRANTIES OF LICENSOR. Licensor hereby makes the following representations and warranties to Licensee and Fort Knox:

         13.1 AUTHORITY. Licensor has the authority to grant to Fort Knox and to Licensee the rights and interests in the Deposited Materials as provided herein.

         13.2 NO LIENS. The Software and Manufacturing Instructions are and shall be unencumbered by any liens, security interests, or other rights or claims by any third party.

         13.3 NON-INFRINGEMENT. Use of either the Software or the Manufacturing Instructions, or any parts thereof, shall not be an infringement of any patent, trademark, trade secret or any other proprietary right of any third party.

         13.4 SOFTWARE. The Software is and shall be understandable and useable by a trained computer-programmer who is generally familiar with computer systems, though not necessarily those incorporating the Software. If the Software incorporates any proprietary languages or programming components that such a contractor could not reasonably be expected to understand, the Software contains sufficient commentary to enable such contractor to understand and use such languages or components. The Software includes all of the devices, programming, and documentation necessary for its use by the Licensee upon release pursuant to this Agreement, except for devices, programming, and documentation commercially available to the Licensee on reasonable terms through readily known sources other than the Licensor. The Software is readable and useable in their current form or, if any portion of the Software is encrypted, the decryption tools and decryption keys have also been deposited.

         13.5 USABILITY OF MANUFACTURING INSTRUCTIONS. The Manufacturing Instructions are understandable and useable by a person reasonably skilled in the relevant industry and familiar with manufacturing, though not necessarily familiar with the manufacture of UV Treatment Systems.

14.      BANKRUPTCY.

         Licensor and Licensee acknowledge that this Agreement is an "agreement supplementary to" the License Agreement within the meaning of Section 365(n) of U.S. Bankruptcy Code. Licensor acknowledges that in the case of Insolvency of SSI or UVST, if SSI or UVST as a debtor in possession or a trustee in bankruptcy in a case under the Bankruptcy Code rejects the License Agreement or this Agreement, Licensee may elect to retain its rights under the License Agreement and this Agreement as provided in Section 365(n) of the Bankruptcy Code. Upon written request of Licensee to Licensor or the bankruptcy trustee, Licensor or such bankruptcy trustee shall not interfere with the rights of Licensee as provided in the License Agreement and this Agreement, including the right to obtain the Deposited Materials from Fort Knox.

15.      AVAILABLE VERIFICATION SERVICES.

         If Fort Knox and Licensee enter into such Technical Verification Agreement, Licensor shall reasonably cooperate with Fort Knox by providing its facilities, computer systems, and technical and support personnel for technical verification whenever reasonably necessary. If requested by Licensee, Licensor shall permit one employee of Licensee to be present at Licensor's facility during any such verification of the Deposited Materials.

16.      MISCELLANEOUS.

         16.1 REMEDIES. Except for negligence or willful misconduct, Fort Knox shall not be liable to Licensor or to Licensee for any act or omission by Fort Knox in connection with this Agreement. Any liability of Fort Knox regardless of the cause shall be limited to $500,000. In no event will Fort Knox be liable for special, indirect, incidental or consequential damages or costs (including legal fees and expenses) arising under this Agreement, even if Fort Knox has been advised of the possibility of such damages or costs.

         16.2 NATURAL DEGENERATION; UPDATED VERSION. In addition, the parties acknowledge that as a result of the passage of time alone, the Deposited Materials are susceptible to loss of quality ("Natural Degeneration"). It is further acknowledged that Fort Knox shall have no liability or responsibility to any person or entity for any Natural Degeneration. For the purpose of reducing the risk of Natural Degeneration, Licensor shall deliver to Fort Knox a new copy of the Deposited Materials at least once every three years.

         16.3 PERMITTED RELIANCE AND ABSTENTION. Fort Knox may rely and shall be fully protected in acting or refraining from acting upon any notice or other document believed by Fort Knox in good faith to be genuine and to have been signed or presented by the proper person or entity. Fort Knox shall have no duties or responsibilities except those expressly set forth herein.

         16.4 INDEPENDENT CONTRACTORS. The parties hereto are and shall be independent contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture, or agency relationship between or among the parties hereto. Without limiting the generality of the foregoing, Fort Knox shall be regarded as an independent custodian of the Deposited Materials and not as an agent or trustee of Licensor or as an agent of Licensee.

         16.5 AMENDMENTS. This Agreement shall not be modified or amended except by another agreement in writing executed by the parties hereto.

         16.6 ENTIRE AGREEMENT. This Agreement, including all exhibits hereto, supersedes all prior discussions, understandings and agreements between the parties with respect to the matters contained herein, and constitutes the entire agreement between the parties with respect to the matters contemplated herein. All exhibits attached hereto are by this reference made a part of this Agreement and are incorporated herein.

         16.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

         16.8 JOINT AND SEVERAL LIABILITY. SSI and UVST shall be jointly and severally liable to Licensee and to Fort Knox for the accuracy of each representation and warranty made by Licensor and for the performance of each covenant and obligation of Licensor herein.

         16.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties agrees that any legal action commenced by any party to this Agreement shall be brought in either the United States District Court in and for the District of Delaware or the Chancery Court in and for New Castle County, Delaware and consents to the personal jurisdiction of such courts in any such action over the parties. If, contrary to the provisions of this Section 16.9, any party commences any legal action involving this Agreement or the transactions contemplated by this Agreement in any forum other than either of those specified above, each other party shall be entitled to the dismissal of such action based upon the agreement of the parties contained in this Section 16.9.

         16.10 SEVERABILITY. In the event any one or more provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain valid and unenforceable, and each invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable provision, which, being valid, legal and enforceable, comes closest to reasonably complying with the intentions of the parties hereto in agreeing to such invalid, illegal or unenforceable provision.

         16.11 NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then on the date of first attempted delivery) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to Fort Knox Escrow Services:
         --------------------------------

Fort Knox
2100 Norcross Parkway, Suite 150
Norcross, GA 30071
Attn:  Contacts Administration
Fax:  (770) 239-9201

If to Licensee:                                    Copy to:
--------------                                     -------

U.S. Filter/Wallace & Tiernan, Inc.       United States Filter Corporation
1901 West Garden Road                     181 Thorn Hill Road
Vineland, N.J.  08360                     Warrendale, PA 15086
Attn:  Executive Vice President           Attn: Associate General Counsel
Fax:  (856) 507-9347                      Fax: (724) 772-1420

If to SSI:                                         Copy to:
---------                                          -------

Service Systems International, Ltd.       Schuler, Messersmith, Daly & Lansdowne
2800 Ingleton Avenue                      4300 San Mateo, NE, Suite B380
Burnaby, B.C.                             Albuquerque, NM 87110
Canada V5C 6G7
Attn:  President                          Attn: Alison K. Schuler, Esq.
Fax:  (604) 451-1072                      Fax: (505) 872-0900


If to UVST:                                        Copy to:
-----------                                        -------

UV Systems Technology, Inc.               Schuler, Messersmith, Daly & Lansdowne
2800 Ingleton Avenue                      4300 San Mateo, NE, Suite B380
Burnaby, B.C.                             Albuquerque, NM 87110
Canada V5C 6G7
Attn:  President                          Attn: Alison K. Schuler, Esq.
Fax:  (604) 451-1072                      Fax: (505) 872-0900

         Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

         16.12    SURVIVAL. Articles 6, 7, 8, 9, 10, 11, 12, 13 and 14 shall survive termination of this Agreement.

         16.13 SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court having jurisdiction over the Parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

         16.14 AUDIT. During the term of this Agreement, Licensor and Licensee shall each have the right to inspect the written records of Fort Knox pertaining to this Agreement. Any inspection shall be made during normal business hours and following reasonable prior notice.

         16.15 NO WAIVER. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or single or partial exercise of any right, power or remedy by any party will preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the dates indicated below.


Fort Knox Escrow Services, Inc.

By:
    ----------------------------------------------------------
Name:
      --------------------------------------------------------
Title:
       -------------------------------------------------------
Date:
      --------------------------------------------------------

SERVICE SYSTEMS INTERNATIONAL, LTD.

By:
    ----------------------------------------------------------
Name:
      --------------------------------------------------------
Title:
       -------------------------------------------------------
Date:
      --------------------------------------------------------


UV SYSTEMS TECHNOLOGY, INC.

By:
    ----------------------------------------------------------
Name:
      --------------------------------------------------------
Title:
       -------------------------------------------------------
Date:
      --------------------------------------------------------


U.S. FILTER/WALLACE AND TIERNAN, INC.

By:
    ----------------------------------------------------------
Name:
      --------------------------------------------------------
Title:
       -------------------------------------------------------
Date:
      --------------------------------------------------------

                          EXHIBIT A TO TRUST AGREEMENT

                                  FEE SCHEDULE

FEES TO BE PAID BY LICENSOR SHALL BE AS FOLLOWS:


         Initialization fee (one time only)                            $  850
           ($ 765 for current clients)

ANNUAL FEES TO BE PAID BY LICENSEE SHALL BE AS FOLLOWS:

         Annual maintenance/storage fee
           - includes two Deposited Material updates                   $ 1000
           - includes one cubic foot of storage space

Annual Fee to be paid by Licensor for the first year of the Trust Agreement; subsequent Annual Fees to be paid by Licensee for the remainder of the term of the Trust Agreement.


ADDITIONAL SERVICES AVAILABLE:
         Additional Updates                                   $ 150/Product
           (above two per year)

         Additional Storage Space                             $ 150/Cubic foot

         Due Only Upon Licensee's
         Request for Release of Deposited Materials           $ 100/Deposited Materials per
                                                              Licensee for initial 2 hrs. and $ 50/hour
                                                              for each additional hour


Fort Knox benefits its clients by offering extended services including: software testing & verification, media conversion, document capture & retrieval, image processing, high-speed laser printing, data conversion, information software and IT consultancy.

   Fees due in full, in US dollars, upon receipt of signed contract or deposit material, whichever comes first. Thereafter, fees shall be subject to their current pricing, provided that such prices shall not increase by more than 10% per year. The renewal date for this Agreement will occur on the anniversary of the first invoice. If other currency acceptance is necessary, please contact your Account Manager to make arrangements.

                          EXHIBIT B TO TRUST AGREEMENT

                               DEPOSITED MATERIALS

B1.      PRODUCT NAME:     _____________________________________________________
         Version #:  ___________________________________________________________
         Prepared/Confirmed by:     ____________________________________________
         Title:  _________________________________________    Date:_____________
         Signature:        _____________________________________________________
         Type of deposit:
                  ____ Initial Deposit
                  ____ Update Deposit to replace current deposits
                  ____ Other (please describe)__________________________________

ITEMS DEPOSITED:
     Quantity     Media Type            Description of Material

A)
    -----------            ---------------------         -----------------------

B)
    -----------            ---------------------         -----------------------

C)
    -----------            ---------------------         -----------------------

B2.      PRODUCT NAME:     _____________________________________________________
         Version #:  ___________________________________________________________
         Prepared/Confirmed by:     ____________________________________________
         Title:  _________________________________________    Date:_____________
         Signature:        _____________________________________________________

                  Type of deposit:

                  ____ Initial Deposit

                  ____ Update Deposit to replace current deposits

                  ____ Other (please describe)__________________________________

ITEMS DEPOSITED:
    Quantity      Media Type            Description of Material

A)
    -----------            ---------------------         -----------------------

B)
    -----------            ---------------------         -----------------------

C)
    -----------            ---------------------         -----------------------

                          EXHIBIT C TO TRUST AGREEMENT

                             TECHNICAL VERIFICATION

                                                                       EXHIBIT C

                  THE SECURITIES REPRESENTED BY THIS INSTRUMENT
                  HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
                  ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED, OR IN CONTRAVENTION OF THE TERMS OF THIS INSTRUMENT.


               THE TRANSFERABILITY OF THIS WARRANT IS RESTRICTED.
                                 SEE SECTION 5.

                       SERVICE SYSTEMS INTERNATIONAL, LTD.

                             STOCK PURCHASE WARRANT

Date Of Issuance: _____________, 200__                 Certificate No. _________

         FOR VALUE RECEIVED, Service Systems International, Ltd., a Nevada corporation (the "Company"), hereby grants to U.S. Filter/Wallace & Tiernan, Inc., a Delaware corporation ("WT"), or its assigns (WT and/or any Person or Persons to whom WT or an assignee of WT has assigned this Warrant pursuant to
Section 5 hereof being hereinafter referred to as the "Holder") the right to purchase from the Company ___________ Warrant Shares at a price per Warrant Share of US $_______ (as adjusted from time to time hereunder, the "Exercise Price"). This Warrant is one of the "Warrants" referred to in that certain Strategic Alliance Agreement dated as of January 25, 2000 by and between WT and the Company (the "Strategic Alliance Agreement"). Certain capitalized terms used herein are defined in Section 3 hereof. Other capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Strategic Alliance Agreement.

         The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

         This Warrant is subject to the following provisions:

         Section 1.        EXERCISE OF WARRANT.

         A. EXERCISE PERIOD. The Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time commencing on the second anniversary of the Date of Issuance up to and including the tenth anniversary of the Date of Issuance (the "EXERCISE PERIOD"); provided, that solely in the event of a Termination for Convenience of the Agreement by WT, the Exercise Period shall end on the second anniversary of the effective date of such Termination for Convenience

         B.       EXERCISE PROCEDURE.

                  1. This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "EXERCISE TIME"):

                           (a) a completed Exercise Agreement, as described in SECTION C below (an "EXERCISE AGREEMENT"), executed by the Person exercising all or part of the purchase rights represented by this Warrant;

                           (b)      this Warrant;

                           (c) if this Warrant is not registered in the name of the Holder, an Assignment or Assignments in the form set forth in EXHIBIT II hereto evidencing the assignment of this Warrant to the Holder, in which case the Holder shall have complied with the provisions set forth in SECTION 5 hereof; and

                           (d) at the option of the Company, either (1) a certified check drawn on a United States bank payable to the Company or (2) confirmed receipt of a wire transfer to an account designated by the Company, in either case in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the "AGGREGATE EXERCISE PRICE") .

                  2. Certificates for Warrant Shares purchased upon exercise of this Warrant promptly shall be delivered by the Company to the Holder after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and promptly shall deliver such new Warrant to the Person designated for delivery in the Exercise Agreement. The certificates for Warrant Shares shall bear a legend substantially similar to the following:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE
                  HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
                  OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THEY
                  MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT
                  SUCH REGISTRATION IS NOT REQUIRED."

                  3. The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Holder at the Exercise Time, and the Holder shall be deemed for all purposes to have become the record holder of such Warrant Shares at the Exercise Time.

                  4. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares. Each Warrant Share issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be free from all taxes and liens.

                  5. The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares in any manner which effectively prohibits the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the Warrant Shares acquirable upon exercise of this Warrant will at all times be duly authorized, and when acquired pursuant to the terms of this Warrant and upon payment of the Exercise Price, will be fully paid and non assessable.

                  6. At Holder's expense, the Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (provided, however, any filings required to be made by the Company shall be made at the Company's expense).

                  7. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a Change of Control of the Company, the exercise of any portion of this Warrant may, at the election of the Holder hereof, be conditioned upon the consummation of such transaction in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

                  8. The Company shall at all times reserve and keep available out of its authorized but unissued Shares solely for the purpose of issuance upon the exercise of the Warrants, such number of Warrant Shares as are issuable upon the exercise of all outstanding Warrants. The Company shall take such action as may be within its control to assure that all such Warrant Shares be so issued in accordance with the terms of this Agreement and without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange or market system upon which the Warrant Shares may be listed or traded (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued Warrant Shares to be less than the number of such Shares required to be reserved hereunder for issuance upon exercise of the Warrant.

                  9. If the Warrant Shares issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other Shares or securities of the Company, the Company shall, at the exercising Holder's option and upon surrender of this Warrant by such Holder as provided above together with any notice, statement or payment required to effect such conversion or exchange of Warrant Shares, deliver to such Holder (or as otherwise specified by such Holder) a certificate or certificates representing the Shares or securities or, if uncertificated, other evidence of ownership of such Shares or securities into which the Warrant
         Shares issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such Holder has specified.

                  10. Each Warrant Share issuable by reason of the exercise of this Warrant will be deemed to have been issued in the state of Nevada.

                  C. EXERCISE AGREEMENT. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in
Exhibit I hereto, except that if the Warrant Shares are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

         Section 2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

         A. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF SHARES.

                  1. If and whenever on or after the Date of Issuance first written above the Company issues or sells any Shares for a consideration per share less than the Exercise Price of the Shares determined as of the date of such issue or sale, then immediately upon such issue or sale the Exercise Price shall be adjusted and such adjusted Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be the number of Shares outstanding immediately prior to such issuance or sale plus the number of Shares which the aggregate net consideration to be received, or deemed to be received, by the Company for the total number of Shares so issued or sold would purchase at the Exercise Price then in effect, and the denominator of which shall be the number of Shares outstanding immediately prior to such issuance or sale plus the number of Shares so issued or sold. An example of the adjustment of the Exercise Price pursuant to this Section 2.A.1 is attached as Schedule 2.A.1.

                  2. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment, provided, in no case, shall the aggregate number of Warrant Shares issuable upon exercise of this Warrant, when added to the total number of Warrant Shares issued under all other
         Warrants granted under the Strategic Alliance Agreement, exceed twenty percent (20%) of the issued and outstanding shares of the Company at the date of exercise.

                  3. Notwithstanding the foregoing , there shall be no adjustment to the Exercise Price or the number of Warrant Shares issuable upon exercise of this Warrant with respect to the following:
         (a) the issuance of Shares upon exercise of any of the Warrants granted under the Strategic Alliance Agreement; (b) the issuance of not to exceed 7,191,796 Shares in the aggregate (as such number is proportionately adjusted to reflect any subdivision or combination of shares) to (i) directors, officers, employees, consultants or advisors of the Company pursuant to stock option or other equity incentive plans in effect immediately prior to the date of the Strategic Alliance Agreement, or (ii) John Gaetz under the warrants for 1,487,718 shares issued to him in exchange for stock options for an equal number of shares; (c) the issuance of not to exceed 14,726,937 Shares in the aggregate (as such number is proportionately adjusted to reflect any subdivision or combination of shares) to (i) the holders of the Company's warrants outstanding immediately prior to the date of the Strategic Alliance Agreement, (ii) John Gaetz, Kenneth Fielding or Peter Colak (other than pursuant to clause (b) above), or (iii) to purchasers of units offered by the Company in the private placement ongoing at the date of the Strategic Alliance Agreement (the "Private Placement"), upon the purchasers' exercise of warrants acquired as part of the units offered in the Private Placement; or (d) the issuance of not to exceed 1,000,000 Shares directly to purchasers of units offered in the Private Placement, it being understood that the Private Placement shall not include any subsequent securities offering by the Company, whether similar or dissimilar to the Private Placement.

                  4. Calculation of Consideration Received. If any Shares are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Shares are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Shares are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor shall be deemed to be the fair market value of such portion of the net assets and business of the non-surviving entity as is attributable to such Shares, as the case may be. The fair market value of any consideration other than cash or securities shall be determined in good faith by the Board of Directors of the Company.

         B. SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time subdivides (by any split, dividend, recapitalization or otherwise) one or more classes of its outstanding Shares into a greater number of units, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse split or otherwise) one or more classes of its outstanding Shares into a smaller number of Shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased.

         C. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, amalgamation, merger, sale of all or substantially all of the Company's assets or other transaction, which in each case is effected in such a way that the holders of Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities, other equity interests or assets with respect to or in exchange for Shares, is referred to herein as an "ORGANIC CHANGE." Prior to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that each of the Holders shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon the exercise of such Holder's Warrant, such stock, securities, other equity interests or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such Holder's rights and interests under the Warrants to ensure that all of the provisions of the Warrants which remain pertinent in light of the Organic Change shall thereafter continue to be applicable to such Holders. The Company shall not effect any such consolidation, amalgamation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation, amalgamation or merger or the entity purchasing such assets expressly assumes by written instrument the obligation to deliver to each such Holder such stock, securities, equity interests or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire.

         D. NO AVOIDANCE. In the event the Company shall enter into any transaction for the purpose of avoiding the provisions of this Section 2, the benefits provided by such provisions shall nevertheless apply and be preserved.

         E.       NOTICES

                  1. Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  2. The Company shall give written notice to the Holder at least 10 days prior to the date on which the Company closes its books or fixes a record date (a) with respect to any dividend or distribution upon the Shares, or (b) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                  3. The Company shall also give written notice to the Holder at least 10 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

         Section 3. DEFINITIONS. The following terms have the meanings set forth below:

         "Market Price" means as to any security (other than the Warrants) the average of the closing prices of a share or unit thereof on the New York Stock Exchange Composite Tape or the NASDAQ National Market, whichever is applicable (as reported in the Wall Street Journal) on each of the 10 trading days immediately preceding the date of determination; or if the security is not traded on such exchange or national market system, the average of the closing prices for a share or unit thereof on the NASDAQ Small Cap Market, or if the security is not then traded on any such market, the OTC Bulletin Board, on each of such 10 trading days; or if the security is not then traded on any such market, the fair market value per share or unit as determined in good faith by the Board of Directors of the Company.

         "SECURITIES ACT" means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

         "SECURITIES AND EXCHANGE COMMISSION" or "COMMISSION" refers to the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934 or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

         "SHARES" means shares of the Company's Common Stock, $.001 par value.

         "WARRANT SHARES" means the Shares issuable upon exercise of this Warrant; provided that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then each "Warrant Share" shall mean one share of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

         Section 4. NO RIGHTS AS A STOCKHOLDER. Until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         Section 5. WARRANT TRANSFERABLE. Subject to the transfer conditions referred to in this Section 5, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company; provided, that during the Term of the Strategic Alliance Agreement, the Holder may transfer this Warrant only to one or more of its Affiliates.

         A. If, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant or Warrant Shares) of a Warrant or Warrant Shares, such Warrant or Warrant Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the

Holder or transferee of such Warrant or Warrant Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange, the Company may require a written statement that such Warrant or Warrant Shares, as the case may be, are being acquired for investment and not with a view to or in connection with the distribution thereof. The certificates evidencing the Warrant Shares issued on the exercise of the Warrants shall, if such Warrant Shares are being sold or transferred without registration under the Securities Act, bear an appropriate legend to the effect that the Warrant Shares evidenced by such certificates have not been so registered and their transfer is restricted.

         B. The Company shall make and file with the Commission in a timely manner all reports and other documents as may be required of it under
Section 13(a) or 15(d) of the Exchange Act. The Holder shall make and file with the Commission in a timely manner all reports and other documents as may be required of it under Section 13(d) or 16(a) of the Exchange Act.

         C. The Company shall furnish to a Holder and/or prospective purchaser of Warrants or Warrant Shares designated by such Holder, forthwith upon request, (1) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and (2) a copy of the most recent annual or quarterly report of the Company.

         Section 6. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

         Section 7. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder generally shall be satisfactory, provided in the case of mutilation the mutilated certificate shall be returned to the Company) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, the Company shall (at the Holder's expense) execute and deliver, in lieu thereof, a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and shall cancel the original certificate.

         Section 8. NOTICES. All notices hereunder shall be in writing and shall be deemed duly given upon the date of first attempted delivery if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient, in the case of the Company, at its principal executive offices, and in, in the case of the Holder of this Warrant, at such Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Holder). The Company or the Holder of this Warrant may send any notice hereunder to the intended recipient at the address referred to above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail), but no such notice shall be deemed to have been duly given unless and until it actually is received by the intended recipient.

         Section 9. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

         Section 10. SECURITIES LAW. Notwithstanding anything herein to the contrary, the rights and obligations of the Company and the Holder arising under or in connection with this Warrant shall be subject to the Securities Act and other applicable securities law and regulation.

                                     * * * *

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                             SERVICE SYSTEMS INTERNATIONAL, LTD.


                                             By
                                                --------------------------------
                                             Its
                                                --------------------------------

Attest:



--------------------------------
         Secretary

                                                                       EXHIBIT I

                               EXERCISE AGREEMENT


To:                                                        Dated:


         The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. _______), hereby agrees to subscribe for the purchase of the Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the price per unit provided by such Warrant, and represents and warrants to the Company that:

                  A. The undersigned is aware that no United States or Canadian federal, state or provincial agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement, of the Warrant Shares, and the Warrant Shares have not been registered under the Securities Act of 1933 (the "1933 Act"), or the securities laws of Canada or any state or province.

                  B. The undersigned, either alone or with his, her or its purchaser representative, is able to evaluate the risks involved in any investment in the Warrant Shares, and has sufficient knowledge and experience in financial and business matters in general, and investments in particular, to be fully capable of evaluating the merits and risks of an investment in the Warrant Shares.

                  C. The undersigned has had an opportunity to and has asked questions, received answers and otherwise been fully informed with respect the Company, the Warrant Shares and the business of the Company, and has obtained all the information concerning these matters which the undersigned desires. The financial condition of the undersigned is such that he, she or it has adequate means of providing for current needs and future contingencies. The undersigned is under no present or contemplated need to liquidate any portion of the Warrant Shares to satisfy any existing or contemplated undertaking, need or indebtedness. The undersigned is able to bear the economic risk of any investment in the Warrant Shares, including the possible complete loss of the investment and possible inability to sell or transfer the Warrant Shares for an indefinite period of time.

                  D. The undersigned is acquiring the Warrant Shares for his, her or its own account for investment only and not with a view to, or for sale in connection with, the distribution thereof, and is not participating directly or indirectly in a distribution of the Warrant Shares, or in the underwriting of any such distribution of the Warrant Shares, nor will the undersigned act in any way that would constitute him, her or it an underwriter, within the meaning of the 1933 Act, of the Warrant Shares.

                  E. The undersigned acknowledges that the Warrant Shares are "restricted securities" as that term is described in Rule 144 of the United States Securities and Exchange Commission.

                  F. The undersigned will not transfer or sell the Warrant Shares in the absence of registration under the 1933 Act or an exemption therefrom. In the absence of registration under the 1933 Act, before any proposed sale, pledge, gift or other transfer, for value or otherwise, of any or all of the Warrant Shares or any interest or interests therein (a "Transfer"), the undersigned will give written notice to Company describing the Transfer in detail, accompanied by an opinion, reasonably satisfactory in form and substance to Company's counsel, of the undersigned's counsel, to the effect that the proposed Transfer may be conducted without violation of Section 5 of the 1933 Act or pursuant to an exemption from registration under the 1933 Act, the availability of which is to be established to the satisfaction of Company. The undersigned understands that the Company will make, or will advise the transfer agent of the Shares to make, stop transfer notations on its records relating to the Warrant Shares and the certificate representing the Warrant Shares, when issued, will have the following legend imprinted or typed on their face:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE
                  HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
                  ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE.
                  THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER
                  SAID ACT OR LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED, OR IN CONTRAVENTION OF THE TERMS OF AN EXERCISE AGREEMENT BETWEEN THE CORPORATION AND THE PERSON(S) WHOSE NAME(S) APPEAR(S) ON THIS CERTIFICATE AS REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION."



                                    Signature
                                             -----------------------------------
                                     Address
                                             -----------------------------------

                                                                      EXHIBIT II

                                   ASSIGNMENT

         FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. _____) with respect to the number of Warrant Shares covered thereby set forth below, unto:

Names of Assignee          Address          No. of Shares
-----------------          -------          -------------







Dated:                                      Signature
                                                     ---------------------------


                                                     ---------------------------

                                             Witness
                                                     ---------------------------

                                                                  SCHEDULE 2.A.1

                      EXAMPLE OF EXERCISE PRICE ADJUSTMENT

ASSUMPTIONS:

Exercise Price = $1.00 per share

Warrant Shares = 1,000,000 shares

Total Shares outstanding = 20,000,000 shares

Additional Shares issued and sold by Company = 1,000,000 shares

Sale price of additional Shares = $0.90 per share

Net consideration received by Company = $900,000

Number of Shares net consideration would purchase at Exercise Price =
         $900,000 / $1.00 = 900,000 shares


EXERCISE PRICE ADJUSTMENT:

$1.00 x [(20,000,000 + 900,000) / (20,000,000 + 1,000,000)] = $.9952381


ADJUSTMENT IN NUMBER OF WARRANT SHARES

(1.00 x 1,000,000) / .9952381 = 1,004,785 shares

                                                                       EXHIBIT D

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made as of January 25, 2001 by and between Service Systems International, Ltd., a Nevada corporation (the "Company"), and U.S. Filter/Wallace & Tiernan, Inc., a Delaware corporation ("WT").

         Pursuant to a Strategic Alliance Agreement (the "STRATEGIC ALLIANCE AGREEMENT") dated as of the date hereof by and between the Company and WT, WT will receive on the date hereof and from time to time hereafter warrants (the "WARRANTS") to acquire shares of common stock of the Company, $.001 par value per share ("COMMON STOCK"). In order to induce WT to enter into the Strategic Alliance Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the effectiveness of the Strategic Alliance Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Strategic Alliance Agreement. In consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

         1.       DEMAND REGISTRATIONS.

                  (a) REQUESTS FOR REGISTRATION. The holders of a majority, but not less than the Requisite Amount (as defined in SECTION 9), of Registrable Securities (as defined in SECTION 9) may request registration under the Securities Act (as defined in SECTION 9) of all or part, but not less than the Requisite Amount, of their Registrable Securities on Form S-1 or any similar long-form registration (a "LONG-FORM REGISTRATION") or, if available, on Form S-3 or any similar short-form registration (a "SHORT-FORM REGISTRATION"). All registrations of the type that may be requested pursuant to this SECTION l(a) are referred to herein as "DEMAND REGISTRATIONS." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within 10 days after receipt of any request for a Demand Registration, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to SECTION l(e) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice by such holders.

                  (b) UNDERWRITTEN REGISTRATIONS. Registrations may, but need not, be underwritten.

                  (c) NUMBER OF LONG-FORM REGISTRATIONS. The Company shall be obligated to register Registrable Shares pursuant to a Long-Form Registration on two occasions only; provided that (i) at least the Requisite Amount of Registrable Securities is to be registered on each occasion; (ii) the Company shall be obligated to register Registrable Securities pursuant to a Long-Form Registration no more frequently than once in any period of 12 consecutive months; and (iii) a registration shall not constitute a Long-Form Registration unless the holders of Registrable Securities are able to register at least 90% of the Registrable Securities requested to be included in such registration.

                  (d) SHORT-FORM REGISTRATIONS. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company shall use reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities, PROVIDED, THAT: (i) AT LEAST THE REQUISITE AMOUNT OF REGISTRABLE SECURITIES is to be registered on each occasion; (ii) the Company shall be obligated to register Registrable Securities pursuant to a Short-Form Registration no more frequently than once in any period of 18 consecutive months; (iii) a registration shall not constitute a Short-Form Registration unless the holders of Registrable Securities are able to register at least 90% of the Registrable Securities requested to be included in such registration; and (iv) if a Short-Form Registration is an underwritten offering and any of the Registrable Securities requested to be included in such registration are not included by operation of the provisions of SECTION 1(e), then the next occasion on which Company shall be obligated to register Registrable Securities pursuant to a Short-Form Registration may, at the option of the holders of Registrable Securities, occur as soon as 12 months rather than 18 months thereafter.

                  (e) PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities, if any, requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters may be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities that each holder had requested to be included in such registration.

                  (f) POSTPONEMENT OF DEMAND REGISTRATIONS. The Company may postpone once for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration if the board of directors of the Company determines in good faith that such Demand Registration would reasonably be expected to have a material adverse effect on the Company; PROVIDED, HOWEVER, that the Company shall notify the holders of the Registrable Securities of any such postponement within 30 days of the Demand Registration request and PROVIDED FURTHER, that, in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request by notice given within 30 days of the Company's notice and, if such request is withdrawn, such Demand Registration shall not constitute a Demand Registration permitted hereunder.

                  (g) NON-EXERCISE OF WARRANTS. Notwithstanding anything in this Agreement to the contrary, if holders of Warrants who have requested a Demand Registration of the Common Stock issuable upon exercise of those Warrants fail to exercise those Warrants and, as a result, either (i) the Demand Registration is abandoned or withdrawn or (ii) 90% of the Registrable Securities requested to be included in such Demand Registration are not included, then, either (x) the holders requesting the registration promptly shall reimburse the Company for all Registration Expenses paid or incurred by the Company, whereupon the Company shall not be deemed to have effected a Demand Registration, or (y) the Company shall be deemed to have effected a Demand Registration.

         2.       PIGGYBACK REGISTRATIONS.

                  (a) RIGHT TO PIGGYBACK. Subject to Sections 2(b) and 2(c), whenever the Company proposes to register (other than pursuant to (i) a Demand Registration in the case of a non-underwritten offering requested by holders of the Company's securities other than holders of Registrable Securities, or (ii) a registration on Form S-4 or Form S-8 or any successor or similar forms) any of its securities under the Securities Act, whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities, the Company shall give written notice to all holders of Registrable Securities of its intention to effect such a registration not later than 20 days prior to the filing of the registration statement therefor pursuant to the Securities Act. The Company shall include in such registration all Registrable Securities (but only if constituting at least the Requisite Amount) with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this SECTION 2(a) are referred to herein as "PIGGYBACK REGISTRATIONS."

                  (b) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among such holders on the basis of the number of shares that each holder has requested to be included in such registration and (iii) third, other securities requested to be included in such registration, pro rata among such holders on the basis of the number of shares that each holder has requested to be included in such registration.

                  (c)      PRIORITY ON SECONDARY REGISTRATIONS. Subject to
SECTION 2(b), if a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than holders of Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration (other than holders who are directors or executive officers of the Company or who own beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act) more than five percent of the Company's equity securities]) pro rata among such holders on the basis of the number of shares that each holder has requested to be included in such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders on the basis of the number of shares that each holder has requested to be included in such registration, and (iii) third, other securities requested to be included in such registration, pro rata among the holders of such other securities.

                  (d) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to SECTION 1 or pursuant to this SECTION 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities, or securities convertible or exchangeable into or exercisable for its equity securities, under the Securities Act (except on Form S-4 or Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 120 days has elapsed from the effective date under the Securities Act of such previous registration.

         3.       HOLDBACK AGREEMENTS.

                  (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable into or exercisable for such securities, during the five days prior to, and during the 180-day period beginning on, the effective date of any underwritten registration (except, in each case, as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable into or exercisable for such securities, during the five days prior to, and during the 180-day period beginning on, the effective date of any underwritten registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and
(ii) to cause each director and executive officer of the Company, and, to the extent the Company is able after using its reasonable best efforts, each holder of its Common Stock whose securities are included in such an underwritten registration, and, to the extent the Company is able after using its reasonable best efforts, each holder of its Common Stock or any securities convertible into or exchangeable into or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering, or pursuant to the Company's employee stock plans by persons who are not directors or officers of the Company) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

         4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed reasonably in advance of the filing thereof, which documents will be subject to the reasonable and timely review of such counsel;

                  (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) 120 days (subject to extension pursuant to SECTION 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act).;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction where it is not then so subject;

                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Company shall prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                  (f) cause all such Registrable Securities to be listed or included on each securities exchange or over the counter market on which securities of the same class issued by the Company are then listed or traded, if any;

                  (g) during the time that such registration statement is being prepared, make reasonably available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (i) permit any holder of Registrable Securities which holder might reasonably be deemed to be an underwriter or a controlling person of the Company, at its own expense, to participate in the preparation of such registration statement and to propose the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (j) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                  (k) if reasonably available, obtain a comfort letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

                  (l) provide a legal opinion of the Company's outside counsel addressed to each holder (in form or substance reasonably satisfactory to each such holder and its counsel) of Registrable Securities included in such registration, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

         5.       Registration Expenses.

                  (a) Except to the extent otherwise specifically provided herein, all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (including underwriting discounts and commissions other than those with respect to the Registrable Securities) and other persons retained by the Company (all such expenses being herein referred to as "Registration Expenses"), shall be borne solely by the Company except for underwriting discounts and commissions with respect to Registrable Securities which shall be borne by the holders of Registrable Securities.

                  (b) In connection with each Long-Form Registration, Short-Form Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities.

                  (c) To the extent that Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

         6.       INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this SECTION 6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or in any application, in reliance upon, and in conformity with a request made by a holder pursuant to Section 4(i), written information furnished to the Company by a holder for use therein or by a holder's failure to deliver a copy of the prospectus or any amendments thereof or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) result from (i) any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or in any application, in reliance upon and in conformity with written information, or omissions therefrom, furnished to the Company by such holder expressly for use therein; PROVIDED, HOWEVER, that the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The indemnifying party shall make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the indemnifying party's indemnification is unavailable for any reason.

         7.       PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

                  (a) No person may participate in any registration hereunder which is underwritten unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriters, except that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder, such holder's ownership of the Registrable Securities and such holder's intended method of distribution.

                  (b) Each person that is participating in any Registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 4(e) above, such person shall forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such person's receipt of the copies of a supplemented or amended prospectus as contemplated by such SECTION 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in SECTION 4(b) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this SECTION 7(b) to and including the date when each seller and underwriter of a Registrable Security covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by SECTION 4(e).

         8. CURRENT PUBLIC INFORMATION. The Company will at all times file all reports required to be filed by it under the Securities Act and the Securities Exchange Act (as defined in Section 9) and the rules and regulations adopted by the Securities and Exchange Commission thereunder.

         9.       DEFINITIONS.

         "REGISTRABLE SECURITIES" means (i) any Common Stock issued or issuable upon the exercise of Warrants that are exercisable within 90 days after a registration request, and (ii) any Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend, stock conversion or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a person shall be deemed to be the holder of Registrable Securities whenever such person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise, in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. As to any particular shares constituting Registrable Securities, such shares shall cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act, or (y) sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

         "REQUISITE AMOUNT" means, with respect to Registrable Securities, the lesser of (i) 1,000,000 shares of Common Stock or (ii) the remaining shares of Common Stock as to which WT or its transferee is the holder.

         "RULE 144" means Rule 144 adopted by the Securities and Exchange Commission under the Securities Act, as such rule may be in effect from time to time.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "SHARES" means the $0.001 par value common stock of the Company.

         10.      MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) REMEDIES. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

                  (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of the Registrable Securities.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of any Registrable Securities as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities.

                  (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Each of the parties agrees that any legal action commenced by either party to this Agreement shall be brought in either the United States District Court in and for the District of Delaware or the Chancery Court in and for New Castle County, Delaware and consents to the personal jurisdiction of such courts in any such action over the parties. If, contrary to the provisions of this
Section 10(h), either party commences any legal action involving this Agreement or the transactions contemplated by this Agreement in any forum other than either of those specified above, the other party shall be entitled to the dismissal of such action based upon the agreement of the parties contained in this Section 10(h).

                  (i) NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then on the date of first attempted delivery) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:


         If to WT:                                            Copy to:
         ---------                                            --------
         U.S. Filter/Wallace & Tiernan, Inc.         United States Filter Corporation
         1901 West Garden Road                       181 Thorn Hill Road
         Vineland, N.J.  08360                       Warrendale, PA 15086
         Attn:  Executive Vice President             Attn: Associate General Counsel
         Fax:  (856) 507-9347                        Fax: (724) 772-1420

         If to the Company:                                   Copy to:
         ------------------                                   --------

         Service Systems International, Ltd.         Alison K. Schuler, Esq.
         2800 Ingleton Avenue                        Schuler, Messersmith, Daly
         Burnaby, B.C.                               & Lansdowne
         Canada V5C 6G7                              4300 San Mateo, NE
         Attn:  President                            Suite B380
         Fax:  (604) 451-1072                        Albuquerque, NM 87110
                                                     Fax:  (505) 872-0900


Either party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Either party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

                                    * * * * *

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.




                                    SERVICE SYSTEMS INTERNATIONAL, LTD.


                                    By:
                                          --------------------------------------
                                    Its:
                                          --------------------------------------


                                    U.S. FILTER/WALLACE & TIERNAN, INC.


                                    By:
                                          --------------------------------------

                                    Its:
                                          --------------------------------------

                                                                     EXHIBIT E-1

                           SHAREHOLDER OFFER AGREEMENT


         THIS SHAREHOLDER OFFER AGREEMENT (the "AGREEMENT") is made as of January 25, 2001 by and between Kenneth R. Fielding (the "SHAREHOLDER") and U.S. Filter/Wallace & Tiernan, Inc., a Delaware corporation ("WT").

         In order to induce WT to enter into that certain Strategic Alliance Agreement dated as of the date hereof (the "STRATEGIC ALLIANCE AGREEMENT") by and between WT and Service Systems International, Ltd., a Nevada corporation ( the "COMPANY"), the Shareholder has agreed to provide to WT the offer rights set forth in this Agreement with respect to shares of the Company's Common Stock, $.001 par value (the "COMMON STOCK"), owned from time to time by the Shareholder. The execution and delivery of this Agreement is a condition to the effectiveness of the Strategic Alliance Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Strategic Alliance Agreement. The parties hereto agree as follows:

         1.       RIGHT TO MAKE AN OFFER TO PURCHASE SHAREHOLDER SHARES

                  (a) In the event that either the Shareholder or an Affiliate of the Shareholder other than the Company (in any such case, the "OFFEROR") wishes to sell all or any portion of the shares of Common Stock of the Company then owned beneficially or of record by the Shareholder (the "SHAREHOLDER SHARES") to any person or entity other than (i) an Affiliate of the Shareholder other than the Company, (ii) each other Shareholder of the Company who has executed and delivered to WT an agreement substantially similar to this Agreement, or (iii) the Shareholder's spouse or child or a fiduciary for the benefit of his spouse or child or any of them, the Shareholder shall first, and prior to soliciting or otherwise seeking indications of interest from any third parties with respect to the purchase of the Shareholder Shares or offering the Shareholder Shares for sale through a securities broker, dealer or market maker, notify WT (the "OFFEREE") in writing (the "NOTICE OF INTENDED SALE") of the number of Shareholder Shares for sale by the Offeror (the "OFFERED SHARES") and, if the Offeror has received an unsolicited offer from a third party to buy the Offered Shares which the Offeror otherwise intends to accept ("Acceptable Third Party Offer"), the material proposed terms and conditions thereof.

                  (b) The Offeror shall engage in exclusive discussions with the Offeree, if the latter so desires, for a period not to exceed 20 days from the date of receipt by the Offeree of the Notice of Intended Sale, for the purpose of attempting to determine a price per share for and other terms and conditions related to a possible purchase and sale of the Offered Shares. Not later than the end of such 20 day period, the Offeree shall notify the Offeror in writing either (i) of its offer (the "Offer") to buy the Offered Shares, which Offer shall state a specified or formula price per share (the "Offeree Proposed Price"), and other purchase terms and conditions ("Offeree Proposed Terms") , or (ii) that the Offeree does not wish to purchase any of the Offered Shares.

                  (c)

                           (i) If the Notice of Intended Sale refers to an Acceptable Third Party Offer and discloses the material terms and conditions thereof, and the Offer reflects an unconditional agreement by the Offeree to purchase all of the Offered Shares for the price and upon such disclosed material terms and conditions set forth in the Acceptable Third Party Offer, then the Offeror shall sell and the Offeree shall purchase the Offered Shares strictly for such price and upon such terms. If the Notice of Intended Sale does not refer to an Acceptable Third Party Offer, but does specify an acceptable price and acceptable terms and conditions, and the Offer reflects an unconditional agreement by the Offeree to purchase all of the Offered Shares for the price and upon the terms and conditions set forth in the Notice of Intended Sale, then the Offeror shall sell and the Offeree shall purchase the Offered Shares strictly for such price and upon such terms and conditions. If the Offeror otherwise wishes in his discretion to sell the Offered Shares to the Offeree at the Offeree Proposed Price and upon the Offeree Proposed Terms, then within 10 days after the receipt by the Offeror of the Offer, the Offeror shall notify the Offeree of his acceptance thereof, whereupon the Offeror shall sell and the Offeree shall purchase the Offered Shares for such price and upon such terms

                           (ii) If the Offeror is not obligated to sell pursuant to Section 1(c)(i), then the Offeror shall be free, for a period of 90 days after the date of receipt by the Offeror of the notice required by paragraph 1(b)(i) or 1(b)(ii), to consummate a sale of the Offered Shares to any Person, provided, however, if the Notice of Intended Sale referred to in Section 1(a) above specified an acceptable purchase price and other acceptable purchase terms and conditions, then such sale shall be at a price equal to or greater than any acceptable purchase price contained in the Notice of Intended Sale referred to in Section 1(a) above and strictly upon such other purchase terms and conditions as set forth in the Notice of Intended Sale. To the extent that a sale is not consummated by the Offeror within the periods contemplated by this subparagraph (ii), without any fault on the part of the Offeree, the Offered Shares shall thereafter again be subject to the provisions of this Section 1.

         (d) Notwithstanding any provision hereof to the contrary, the Shareholder shall be free to sell Shareholder Shares pursuant to the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended, as such rule may be in effect from time to time.

         2. TERM. This Agreement shall be in effect for a term commencing on the Commencement Date of the Strategic Alliance Agreement and ending at the end of the Term of the Strategic Alliance Agreement. Notwithstanding the foregoing, this Agreement shall remain in effect with respect to any Shareholder Shares that were the subject (or were required to be the subject) of a Notice of Intended Sale prior to the termination hereof, until such time as all of the provisions of Section 1 of this Agreement have been complied with as to such Shareholder Shares.

         3. REPRESENTATIONS OF THE SHAREHOLDER. The Shareholder represents and warrants to WT that the statements contained in this Section 3 are correct and complete as of the date of this

Agreement and will be correct and complete as of the date of any Notice of Intended Sale, any notice of an Offeree Proposed Price or any notice of a Revised Offeree Proposed Price hereunder.

                  (a) This Agreement constitutes the valid and legally binding obligation of the Shareholder, enforceable in accordance with its terms and conditions.

                  (b) Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which the Shareholder is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, instrument or other arrangement to which the Shareholder is a party, by which the Shareholder is bound or to which the Shareholder is subject.

         4. Representations of WT. WT represents and warrants to the Shareholder that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the date of any Notice of Intended Sale, any notice of an Offeree Proposed Price, or any notice of a Revised Offeree Proposed Price hereunder.

                  (a) WT is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  (b) WT is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. WT has full power and authority and all licenses, permits and authorizations necessary to carry on the business in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it.

                  (c) WT has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the Board of Directors of WT has duly authorized the execution, delivery and performance of this Agreement by WT. This Agreement constitutes the valid and legally binding obligation of WT, enforceable in accordance with its terms and conditions.

                  (d) Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which WT is subject or any provision of its charter or bylaws, or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which WT is a party or by which it is bound or to which any of its assets is subject.

         5.       MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. The Shareholder will not hereafter enter into any agreement with respect to the Company's securities owned by the Shareholder, which is inconsistent with or violates the rights granted to WT in this Agreement.

                  (b) REMEDIES. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

                  (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the parties hereto.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

                  (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties agrees that any legal action commenced by either party to this Agreement shall be brought in either the United States District Court in and for the District of Delaware or the Chancery Court in and for New Castle County, Delaware and consents to the personal jurisdiction of such courts in any such action over the parties. If, contrary to the provisions of this
Section 5(h), either party commences any legal action involving this Agreement or the transactions contemplated by this Agreement in any forum other than either of those specified above, the other party shall be entitled to the dismissal of such action based upon the agreement of the parties contained in this Section 5(h).

                  (i) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices will be deemed to have been given hereunder (i) when delivered personally or (ii) on the date of first attempted delivery on a business day within the jurisdiction where delivery is attempted after deposit with a reputable overnight delivery service.

Such notices, demands and other communications will be sent to WT and the Company at the addresses indicated below:

                  If to the Shareholder:
                  ----------------------

                  c/o Service Systems International, Ltd.
                  2800 Ingleton Avenue
                  Burnaby, B.C.
                  Canada V5C 6G7

                  Fax:  (604) 451-1072

                  If to WT:
                  ---------

                  U.S. Filter/Wallace & Tiernan, Inc.
                  1901 West Garden Road
                  Vineland, N.J. 08360
                  Attention: Executive Vice President

                  Fax: (856) 507-9347

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  (j) SECURITIES LAW. Notwithstanding anything herein to the contrary, the rights and obligations of any persons arising under or in connection with this Agreement shall be subject to the Securities Act of 1933 and other applicable securities law and regulation.



                                    * * * * *

         IN WITNESS WHEREOF, the parties have executed this Shareholder Offer Agreement as of the date first written above.


                                        ----------------------------------------

                                        ----------------------------------------
                                        Printed Name of Shareholder

                                        U.S. FILTER/WALLACE & TIERNAN, INC.

                                        By:
                                            ------------------------------------
                                        Its:
                                            ------------------------------------

                                                                     EXHIBIT E-2

                           SHAREHOLDER OFFER AGREEMENT


         THIS SHAREHOLDER OFFER AGREEMENT (the "AGREEMENT") is made as of January 25, 2001 by and between John R. Gaetz (the "SHAREHOLDER") and U.S. Filter/Wallace & Tiernan, Inc., a Delaware corporation ("WT").

         In order to induce WT to enter into that certain Strategic Alliance Agreement dated as of the date hereof (the "STRATEGIC ALLIANCE AGREEMENT") by and between WT and Service Systems International, Ltd., a Nevada corporation ( the "COMPANY"), the Shareholder has agreed to provide to WT the offer rights set forth in this Agreement with respect to shares of the Company's Common Stock, $.001 par value (the "COMMON STOCK"), owned from time to time by the Shareholder. The execution and delivery of this Agreement is a condition to the effectiveness of the Strategic Alliance Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Strategic Alliance Agreement. The parties hereto agree as follows:

         1.       RIGHT TO MAKE AN OFFER TO PURCHASE SHAREHOLDER SHARES

                  (a) In the event that either the Shareholder or an Affiliate of the Shareholder other than the Company (in any such case, the "OFFEROR") wishes to sell all or any portion of the shares of Common Stock of the Company then owned beneficially or of record by the Shareholder (the "SHAREHOLDER SHARES") to any person or entity other than (i) an Affiliate of the Shareholder other than the Company, (ii) each other Shareholder of the Company who has executed and delivered to WT an agreement substantially similar to this Agreement, (iii) the Shareholder's spouse or child or a fiduciary for the benefit of his spouse or child or any of them, or (iv) pursuant to the terms of that stock pledge dated July 13, 2000 given by Shareholder to LRG Construction Ltd. by whose terms 300,000 shares of the Common Stock of the Company have been pledged, the Shareholder shall first, and prior to soliciting or otherwise seeking indications of interest from any third parties with respect to the purchase of the Shareholder Shares or offering the Shareholder Shares for sale through a securities broker, dealer or market maker, notify WT (the "OFFEREE") in writing (the "NOTICE OF INTENDED SALE") of the number of Shareholder Shares for sale by the Offeror (the "OFFERED SHARES") and, if the Offeror has received an unsolicited offer from a third party to buy the Offered Shares which the Offeror otherwise intends to accept ("Acceptable Third Party Offer"), the material proposed terms and conditions thereof.

                  (b) The Offeror shall engage in exclusive discussions with the Offeree, if the latter so desires, for a period not to exceed 20 days from the date of receipt by the Offeree of the Notice of Intended Sale, for the purpose of attempting to determine a price per share for and other terms and conditions related to a possible purchase and sale of the Offered Shares. Not later than the end of such 20 day period, the Offeree shall notify the Offeror in writing either (i) of its offer (the "OFFER") to buy the Offered Shares, which Offer shall state a specified or formula price per share (the "Offeree Proposed Price"), and other purchase terms and conditions ("OFFEREE PROPOSED Terms") , or (ii) that the Offeree does not wish to purchase any of the Offered Shares.

                  (c)

                           (i) If the Notice of Intended Sale refers to an Acceptable Third Party Offer and discloses the material terms and conditions thereof, and the Offer reflects an unconditional agreement by the Offeree to purchase all of the Offered Shares for the price and upon such disclosed material terms and conditions set forth in the Acceptable Third Party Offer, then the Offeror shall sell and the Offeree shall purchase the Offered Shares strictly for such price and upon such terms. If the Notice of Intended Sale does not refer to an Acceptable Third Party Offer, but does specify an acceptable price and acceptable terms and conditions, and the Offer reflects an unconditional agreement by the Offeree to purchase all of the Offered Shares for the price and upon the terms and conditions set forth in the Notice of Intended Sale, then the Offeror shall sell and the Offeree shall purchase the Offered Shares strictly for such price and upon such terms and conditions. If the Offeror otherwise wishes in his discretion to sell the Offered Shares to the Offeree at the Offeree Proposed Price and upon the Offeree Proposed Terms, then within 10 days after the receipt by the Offeror of the Offer, the Offeror shall notify the Offeree of his acceptance thereof, whereupon the Offeror shall sell and the Offeree shall purchase the Offered Shares for such price and upon such terms

                           (ii) If the Offeror is not obligated to sell pursuant to Section 1(c)(i), then the Offeror shall be free, for a period of 90 days after the date of receipt by the Offeror of the notice required by paragraph 1(b)(i) or 1(b)(ii), to consummate a sale of the Offered Shares to any Person, PROVIDED, HOWEVER, if the Notice of Intended Sale referred to in Section 1(a) above specified an acceptable purchase price and other acceptable purchase terms and conditions, then such sale shall be at a price equal to or greater than any acceptable purchase price contained in the Notice of Intended Sale referred to in Section 1(a) above and strictly upon such other purchase terms and conditions as set forth in the Notice of Intended Sale. To the extent that a sale is not consummated by the Offeror within the periods contemplated by this subparagraph (ii), without any fault on the part of the Offeree, the Offered Shares shall thereafter again be subject to the provisions of this Section 1.

                  (d) Notwithstanding any provision hereof to the contrary, the Shareholder shall be free to sell Shareholder Shares pursuant to the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended, as such rule may be in effect from time to time.

         2. TERM. This Agreement shall be in effect for a term commencing on the Commencement Date of the Strategic Alliance Agreement and ending at the end of the Term of the Strategic Alliance Agreement. Notwithstanding the foregoing, this Agreement shall remain in effect with respect to any Shareholder Shares that were the subject (or were required to be the subject) of a Notice of Intended Sale prior to the termination hereof, until such time as all of the provisions of Section 1 of this Agreement have been complied with as to such Shareholder Shares.

         3. REPRESENTATIONS OF THE SHAREHOLDER. The Shareholder represents and warrants to WT that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the date of any Notice of Intended Sale, any notice of an Offeree Proposed Price or any notice of a Revised Offeree Proposed Price hereunder.

                  (a) This Agreement constitutes the valid and legally binding obligation of the Shareholder, enforceable in accordance with its terms and conditions.

                  (b) Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which the Shareholder is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, instrument or other arrangement to which the Shareholder is a party, by which the Shareholder is bound or to which the Shareholder is subject.

         4. REPRESENTATIONS OF WT. WT represents and warrants to the Shareholder that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the date of any Notice of Intended Sale, any notice of an Offeree Proposed Price, or any notice of a Revised Offeree Proposed Price hereunder.

                  (a) WT is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  (b) WT is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. WT has full power and authority and all licenses, permits and authorizations necessary to carry on the business in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it.

                  (c) WT has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the Board of Directors of WT has duly authorized the execution, delivery and performance of this Agreement by WT. This Agreement constitutes the valid and legally binding obligation of WT, enforceable in accordance with its terms and conditions.

                  (d) Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which WT is subject or any provision of its charter or bylaws, or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which WT is a party or by which it is bound or to which any of its assets is subject.

         5.       MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. The Shareholder will not hereafter enter into any agreement with respect to the Company's securities owned by the Shareholder, which is inconsistent with or violates the rights granted to WT in this Agreement.

                  (b) REMEDIES. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

                  (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the parties hereto.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

                  (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties agrees that any legal action commenced by either party to this Agreement shall be brought in either the United States District Court in and for the District of Delaware or the Chancery Court in and for New Castle County, Delaware and consents to the personal jurisdiction of such courts in any such action over the parties. If, contrary to the provisions of this
Section 5(h), either party commences any legal action involving this Agreement or the transactions contemplated by this Agreement in any forum other than either of those specified above, the other party shall be entitled to the dismissal of such action based upon the agreement of the parties contained in this Section 5(h).

                  (i) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices will be deemed to have been given hereunder (i) when delivered personally or (ii) on the date of first attempted delivery on a business day within the jurisdiction where delivery is attempted after deposit with a reputable overnight delivery service. Such notices, demands and other communications will be sent to WT and the Company at the addresses indicated below:

                  If to the Shareholder:
                  ----------------------

                  c/o Service Systems International, Ltd.
                  2800 Ingleton Avenue
                  Burnaby, B.C.
                  Canada V5C 6G7

                  Fax:  (604) 451-1072

                  If to WT:
                  ---------

                  U.S. Filter/Wallace & Tiernan, Inc.
                  1901 West Garden Road
                  Vineland, N.J. 08360
                  Attention: Executive Vice President

                  Fax: (856) 507-9347

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  (j) SECURITIES LAW. Notwithstanding anything herein to the contrary, the rights and obligations of any persons arising under or in connection with this Agreement shall be subject to the Securities Act of 1933 and other applicable securities law and regulation.



                                    * * * * *

         IN WITNESS WHEREOF, the parties have executed this Shareholder Offer Agreement as of the date first written above.




                                     -------------------------------------------

                                     -------------------------------------------
                                     Printed Name of Shareholder

                                     U.S. FILTER/WALLACE & TIERNAN, INC.

                                     By:
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------